DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

SCOPE OF REQUIREMENT

Scope of the Requirement:

The purpose of this Blanket Purchase Agreement (BPA) is to provide a contracting vehicle for the acquisition of various commercial, foreign, non-standard, and US obsolete weapon systems, to include components of end items, basic issue items, and additional authorized items of foreign and non-standard weapons on an as needed basis. These foreign weapons must be configured to either Sporting Arms and Ammunition Manufacturers Institute (SAAMI) or Commission Internationale Permanete (CIP) specifications (if applicable) for use in testing or training. Vendors must have the capability to ship the munitions/weapons, once procured, to multiple locations around the United States and possibly to limited OCONUS locations to support the U.S. Governments testing/training mission. The overarching intent of this program and procurement action is to establish a source that can reach around the world at any given moment and gather and provide multiple types of foreign munitions/weapons for testing/training purposes.

The general type and style of weapons being requested are listed below in no particular order. The following list is not exhaustive or complete. It is meant to be representative of the breadth of weapons requiring support. Where a model is listed by name, it includes all similar models and variants.

1. Russian and former Soviet Bloc weapons to include the AK47, AKM47, AK74, RPK, RPD, PK, PKM, DShK, KPV, NSV, YAK-B, Makarov, Tokarev, SKS, SVD, PPK, RPG-7, 82mm Mortars, GP-25/30 grenade launchers.

2. Other major foreign army and police weapons to include the FN-FAL, AR18, SAR-21, H&K G3, HK21, HK53, MP5, MG3, BHP, Glock 17/19, Model 61 (Skorpion), Uzi, M10, Sterling, Sten, PM12, MPi 69, FAMAS, AUG, L85, SA-80, Galil, Valmet, 550/1/2, P90, and Ultimax.

3. Uncommon or obsolete U.S. weapons to include the 1903 Springfield, 1911, BAR, 1919, M1/M1a1 and M3 submachine guns, M1 and M2 carbines, and M79.

4. Other commercial or para-military weapons.

*** END OF NARRATIVE C0001 ***

PACKAGING AND MARKING

PACKAGING

Shipments must be in accordance with 49 CFR and 4500.9R.

CLAUSES INCORPORATED BY FULL TEXT

COMMERCIAL PACKAGING REQUIREMENTS (JM&L 153) July 09

1. Packaging - Preservation, packaging, packing, unitization and marking furnished by the supplier shall provide protection for a minimum of one year, provide for multiple handling, redistribution and shipment by any mode and meet or exceed the following requirements.

1.1 Cleanliness - Items shall be free of dirt and other contaminants which would contribute to the deterioration of the item or which would require cleaning by the customer prior to use. Coatings and preservatives applied to the item for protection are not considered contaminants.

1.2 Preservation - Items susceptible to corrosion or deterioration shall be provided protection such as preservative coatings, volatile corrosion inhibitors, desiccants, water-proof and/or water-vapor-proof barriers.

1.3 Cushioning - Items requiring protection from physical and mechanical damage (e.g. fragile, sensitive, critical material) or which could cause physical damage to other items, shall be protected by wrapping, cushioning, pack compartmentalization, or other means to mitigate shock and vibration and prevent damage during handling and shipment.

2. Unit package

2.1 Unit Package - A unit package shall be so designed and constructed that it will contain the contents with no damage to the item(s), and with minimal damage to the unit pack during shipment and storage in the shipping container, and will allow subsequent handling. The outermost component of the unit package shall be a container such as a sealed bag, carton or box.

2.2 Unit Package Quantity - Unless otherwise specified, the unit package quantity shall be one each part, set, assembly, kit, etc.

3. Intermediate Package

3.1 Intermediate Packaging - The use of intermediate packaging is required whenever one or more of the following conditions exist:

a. The quantity is over one (1) gross of the same national stock number.

b. Use enhances handling and inventorying.

c. The exterior surface of the unit pack is a barrier bag.

d. The unit pack is less than 64 cubic inches.

e. The weight of the unit pack is less than five (5) pounds and no dimension is over twelve (12) inches.

Intermediate container shall be limited to a maximum of 100 unit packs, a net load of 40 pounds, or a maximum volume of 1.5 cubic feet, whichever occurs first.

4. Packing

4.1 Unit packages and intermediate packages not meeting the requirements for a shipping container shall be packed in shipping containers. All shipping containers shall be the most cost effective and shall be of the minimum cube to contain and protect the items.

4.2 Shipping Containers - The shipping container (including any necessary blocking, bracing, cushioning, or waterproofing) shall comply with the regulations of the carrier used and shall provide safe delivery to the destination at the lowest tariff cost. The shipping container shall be capable of multiple handling, stacking at least ten feet high, and storage under favorable conditions (such as enclosed facilities) for a minimum of one year.

5. Unitization: Shipments of identical items going to the same destination shall be palletized if they have a total cubic displacement of 50 cubic feet or more unless skids or other forklift handling features are included on the containers. Pallet loads must be stable, and to the greatest extent possible, provide a level top for ease of stacking. A palletized load shall be of a size to allow for placement of two loads high and wide in a conveyance.\- The weight capacity of the pallet must be adequate for the load.\- The preferred commercial expendable pallet is a 40 x 48 inch, 4-way entry pallet although variations may be permitted as dictated by the characteristics of the items being unitized.\- The load shall be contained in a manner that will permit safe handling during shipment and storage.

6. Marking

All unit packages, intermediate packs, exterior shipping containers, and, as applicable, unitized loads shall be marked in accordance with MIL-STD-129, Revision P, Change Notice 4, Date 19 September 2007 including bar coding.\- The contractor is responsible for application of special markings as discussed in the Military Standard regardless of whether specified in the contract or not. Special markings include, but are not limited to,shelf-life markings, structural markings, and transportation special handling markings. The marking of pilferable and sensitive materiel will not identify the nature of the materiel. NOTE: Passive RFID tagging is required in all contracts that contain DFARS clause 252.211-7006. Contractors must check the solicitation and/or contract for this clause.\- For details and most recent information, see http://www.acq.osd.mil/log/rfid/index.htm for the current DoD Suppliers Passive RFID Information Guide and Supplier Implementation Plan. If the item has Unique Item Identifier (UII) markings then the UII needs to be 2D bar coded and applied on the unit package, intermediate and exterior containers, and the unit load.

7. Hazardous Materials

7.1 A hazardous material is defined as a substance which has been determined by the Department of Transportation to be capable of posing an unreasonable risk to health, safety, and property when transported in commerce and which has been so designated. (This includes all items listed as hazardous in Title 49 CFR and other applicable modal regulations effective at the time of shipment.) Ammunition and explosives (Hazard Class 1) are special cases and must be properly hazard classified and registered with the competent authority of the United States (Department of Transportation).

7.2 Packaging and marking for hazardous material shall comply with the requirements for the mode of transport and the applicable performance packaging contained in the following documents:

a. International Air Transport: International Civil Aviation Organization (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air

b. International Vessel Transport: International? Maritime Dangerous Goods Code (IMDG)

c. Domestic Transport: Code of Federal Regulations (CFR) Title 49

d. Military Air Transport: Joint Service Regulation AFMAN24-204/TM38-250/NAVSUP PUB 505/MCO P4030.19/DLAM 4145.3.

7.3 If the shipment originates from outside the continental United States, the shipment shall be prepared in accordance with the regulations of the Competent Authority of the nation of origin and in accordance with regulations of all applicable carriers.

7.4 A Product Material Safety Data Sheets (MSDS) is required to be included with every unit pack and intermediate container and shall be included with the packing list inside a waterproof sealed pouch attached to the outside of the package.

8. Wood Packaging Materials - Heat Treatment and Marking of Wood Packaging Materials: In accordance with the requirements of International Standards for Phytosanitary Measures (ISPM) 15, the following commercial heat treatment process has been approved by the American Lumber Standards Committee (ALSC) and is required for all Wood Packaging Material (WPM). WPM is defined as wood pallets, skids, load boards, pallet collars, wooden boxes, reels, dunnage, crates, frames, and cleats. Packaging materials exempt from the requirements are materials that have undergone a manufacturing process such as corrugated fiberboard, plywood, particleboard, veneer and oriented strand board. All WPM shall be constructed from Heat Treated (HT to 56 degrees Centigrade for 30 minutes) lumber and certified by an accredited agency recognized by the ALSC in accordance with Wood Packaging Material Policy and Wood Packaging Material Enforcement Regulations (see URL: http://www.alsc.org). All materials must include certification markings in accordance with ALSC standards and be placed in an unobstructed area that will be readily visible to inspectors. Pallet markings shall be applied to the stringer or block on diagonally opposite sides and ends of the pallet and be contrasting and clearly visible. All dunnage used in configuring and/or securing the load shall also comply with ISPM 15 and be marked with an ALSC approved DUNNAGE stamp. Failure to comply with the requirements of this restriction may result in refusal, destruction, or treatment of materials at the point of entry.

9. Quality Assurance -The contractor is responsible for establishing a quality system. Full consideration to examinations, inspections, and tests will be given to ensure the acceptability of the commercial package.

*** END OF NARRATIVE D0001 ***

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
1	52.246-15	CERTIFICATE OF CONFORMANCE	APR/1984

CLAUSES INCORPORATED BY FULL TEXT

ACCEPTANCE (ARDEC 30)

-

[ ] Acceptance will be at the Contractor's plant.

[x] Acceptance will be at destination.

GOVERNMENT PROCUREMENT QUALITY ASSURANCE ACTIONS (ARDEC 31)

-

Government Procurement Quality Assurance (PQA) actions will be accomplished by the Governments authorized Quality Assurance Representative (QAR) at:

[ ] Contractors Plant

[x] Destination

[ ] Other: The Contractor's plant except for tests conducted at a Government Facility or Proving Ground

*** END OF NARRATIVE E0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527 MOD/AMD	

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

DELIVERIES OR PERFORMANCE

CLAUSES INCORPORATED BY REFERENCE

52.247-29 F.O.B. Origin FEB 2006

CLAUSES INCORPORATED BY FULL TEXT

DELIVERIES TO TACOM-ARDEC 46

-

Trucks shall deliver Monday through Thursday, excluding holidays, between the hours of 7:30 A.M. and 2:00 P.M. Enter through the truck entrance and report to the Scale House for further assistance.

Schedule shipments with TACOM- ARDEC receiving personnel before delivery at telephone number (973) 724-4234 or 3384. Failure to schedule delivery could result in delay of off-loading. If you cannot deliver by the contract/purchase order delivery date, you will notify the Contract Specialist cited on DD Form 1155, SF33 or SF18 for disposition instructions.

*** END OF NARRATIVE F0001 ***

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS Offeror To Complete Block 12, 17, 23, 24, & 30			1. Requisition Number SEE SCHEDULE	Page 1 Of 8
2. Contract No. W15QKN-11-A-0527	3. Award/Effective Date 2011SEP23	4. Order Number 0003	5. Solicitation Number	6. Solicitation Issue Date
7. For Solicitation Information Call:	A. Name DEBORAH RENNE		B. Telephone Number (No Collect Calls) (973) 724-8718	8. Offer Due Date/Local Time

9. Issued By Code W15QKN
ARMY CONTRACTING COMMAND
ACC-PICA-ST
PICATINNY CONTRACTING CENTER
PICATINNY ARSENAL, NJ 07806-5000

e-mail: DEBORAH.RENNE@US.ARMY.MIL

10. This Acquisition Is ☐ Unrestricted OR ☐ Set Aside: % For
☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business
☐ Service-Disabled Veteran-Owned Small Business NAICS: 332994 Size Standard:

11. Delivery For FOB Destination Unless Block Is Marked ☐ See Schedule

12. Discount Terms

☒ **13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)**

13b. Rating DOAS

14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15. Deliver To Code
SEE SCHEDULE

Telephone No.

16. Administered By Code S1109A
DCMA ST. PETERSBURG
830 CENTRAL AVENUE
SUITE 500
ST. PETERSBURG FL 33701

SCD: C PAS: NONE

17. Contractor/Offeror Code 4DHN8 Facility
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO, FL 32066-6407

Telephone No. (386)294-3634

☐ **17b. Check If Remittance Is Different And Put Such Address In Offer**

18a. Payment Will Be Made By Code HQ0338
DFAS-COLUMBUS CENTER
SOUTH ENTITLEMENT OPERATIONS
P.O. BOX 182264
COLUMBUS OH 43218-2264
1-800-756-4571 FAX 614-693-2224

18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked ☐ See Addendum

19. Item No.	20. Schedule Of Supplies/Services	21. Quantity	22. Unit	23. Unit Price	24. Amount
	SEE SCHEDULE				FMS REQUIREMENT

(Use Reverse and/or Attach Additional Sheets As Necessary)

25. Accounting And Appropriation Data
SEE CONTRACT ADMINISTRATION DATA

26. Total Award Amount (For Govt. Use Only)
$4,784,961.50

☐ 27a.Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda ☐ Are ☐ Are Not Attached.

☒ 27b.Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda ☒ Are ☐ Are Not Attached.

☐ **28. Contractor Is Required To Sign This Document And Return ______ Copies to Issuing Office.** Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.

☐ **29. Award Of Contract: Ref. ______ Offer Dated ______. Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:**

30a. Signature Of Offeror/Contractor
[signature]

30b. Name And Title Of Signer (Type Or Print)
STEPHEN L. GURBA CEO

30c. Date Signed
9-26-11

31a. United States Of America (Signature Of Contracting Officer)
/SIGNED/

31b. Name Of Contracting Officer (Type Or Print)
MORGAN ROSS
MORGAN.ROSS@US.ARMY.MIL (973) 724-3504

31c. Date Signed
2011SEP23

Authorized For Local Reproduction
Previous Edition Is Not Usable

Standard Form 1449 (Rev. 3/2005)
Prescribed By GSA-FAR (48 CFR) 53.212

19. Item No.	20. Schedule Of Supplies/Services	21. Quantity	22. Unit	23. Unit Price	24. Amount

32a. Quantity In Column 21 Has Been

☐ Received ☐ Inspected ☐ Accepted, And Conforms To The Contract, Except As Noted: ____________

32b. Signature Of Authorized Government Representative	32c. Date	32d. Printed Name and Title of Authorized Government Representative
32e. Mailing Address of Authorized Government Representative		32f. Telephone Number of Authorized Government Representative 32g. E-Mail of Authorized Government Representative

33. Ship Number Partial | Final	34. Voucher Number	35. Amount Verified Correct For	36. Payment ☐ Complete ☐ Partial ☐ Final	37. Check Number
38. S/R Account Number	39. S/R Voucher Number	40. Paid By		

41a. I Certify This Account Is Correct And Proper For Payment 41b. Signature And Title Of Certifying Officer	41c. Date	42a. Received By (Print) 42b. Received At (Location) 42c. Date Rec'd (YY/MM/DD) | 42d. Total Containers

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	(47) DSHK MACHINE GUNS & ACCESSORIES	47	EA	$ 12,727.89000	$ 598,210.83
	NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified				
	For the purchase of (47) DSHK Machine Guns and Accessories in accordance with SOW dated 26 July 2011, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License.				
	(End of narrative A001)				
	PRON: J51A0FGKEH PRON AMD: 02 ACRN: AA AMS CD: UDR004 CUSTOMER ORDER NO: J51UDR04M1G5 FMS COUNTRY/CASE: G5/UDR				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 BG5D4512349002 TXNUDR L 2 DEL REL CD / QUANTITY / DAYS AFTER AWARD 001 47 140				
	FOB POINT: Destination				
	SHIP TO: Contact DCMA for shipping instructions				
	CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				
0002	DELIVERY CHARGE FOR (47) DSHK MACHINE GUNS	1	EA	$ 44,341.14000	$ 44,341.14
	NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified				
	Delivery Charge for (47) DSHK Machine Guns and Accessories, Delivered FOB Destination, 140 Days after receipt of signed EUC and Export License.				

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative A001)

PRON: J51A0PGXEH PRON AMD: 02 ACRN: AA
AMS CD: UDR004
CUSTOMER ORDER NO: J51UDR04M1G5
FMS COUNTRY/CASE: G5/UDR

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	BG5D4512349002	TXWUDR	L		2

DEL REL CD	QUANTITY	DAYS AFTER AWARD
001	1	0140

FOB POINT: Destination

SHIP TO: Contact DCMA for shipping instructions

CONTRACT/DELIVERY ORDER NUMBER
W15QKN-11-A-0527/0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003	(303) DSHK MACHINE GUNS & ACCESSORIES	303	EA	$ 12,727.89000	$ 3,856,550.67

NSN: 9999-99-999-9999
NOUN: DSHK MACHINE GUN
SECURITY CLASS: Unclassified

For the purchase of (303) DSHK Machine Guns and Accessories in accordance with the SOW dated 26 July 2011, delivered FOB Destination, 140 days after receipt of signed EUC and Export License.

(End of narrative A001)

PRON: J51A3G20EH PRON AMD: 01 ACRN: AB
AMS CD: UEO002
CUSTOMER ORDER NO: J51W3980DC01
FMS COUNTRY/CASE: G5/UEO

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 BG5C9503439003 TXXUEO L 2 PROJ CD BRK BLK PT TG5C00 DEL REL CD QUANTITY DAYS AFTER AWARD 001 303 0140 FOB POINT: Destination SHIP TO: (TG5C00) CSTC-A SAO ATTN SECURITY ASSISTANCE OFFICE APO AE 09356 CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				
0004	DELIVERY CHARGE FOR (303) DSHK MACHINE GUNS	1	EA	$ 285,858.86000	$ 285,858.86
	NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified Delivery Charge for (303) DSHK Machine Guns and Accessories, delivered 140 days after receipt of signed EUC and Export License. (End of narrative A001) PRON: J51A3G20SH PRON AMD: 01 ACRN: AB AMS CD: UE0002 CUSTOMER ORDER NO: J51W3980DC01 FMS COUNTRY/CASE: G5/UEO Packaging and Marking Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 BG5C9503439003 TXXUEO L 2 PROJ CD BRK BLK PT TG5C00 DEL REL CD QUANTITY DAYS AFTER AWARD 001 1 0140				

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	FOB POINT: Destination SHIP TO: (TGSC00) CSTC-A SAO ATTN SECURITY ASSISTANCE OFFICE APO AE 09356 CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD	Page 6 of 8

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

PACKAGING AND MARKING

The shipping address for this call order will be the following address, as reflected in Paragraph 3, Section 3.1 of the Statement of 26 July 2011:

MAPAC TG5C00 (ANP WEAPONS AND AMMO)
AFGHAN NATL ARMY AMMO 22 BUNKERS
ATTN CSTC-A CJ4 DISTRI OFF ANP
TEL 070-068-8488 OR DSN 318 2373975
OFF JALALABAD RD E OF KMTC
POL-E CHARKI AFGHANISTAN

CASE: GS-B-UDR (Quantity-47) and CASE GS-B-UEO (Quantity-303)

Please ensure that the package(s) is marked for the Inspection and Acceptance POC found below:
Stephen M. Sims, CMSgt,
Email: Stephen.M.Sims@afghan.swa.army.mil
USAF phone number is 318 237-9892 or 0980.

Deliverables should be in accordance with Section 1.1 of the Statement of Work dated 26 July 2011. Delivery will take place 140 days after Contractor's receipt of signed EUC from US Government and Export License from the country of Romania.

WAWF POC for review and approval of IICS and Invoice:
Jeffrey Gould
Email: jeffrey.h.gould@us.army.mil
Phone: 973-724-5290
Fax: 973-724-2838

Item Information and Certification Statement must be filled out by Contractor, signed by Inspection and Acceptance POC and uploaded along with the invoice into the WAWF system.

In accordance with the Small Arms/Light Weapons Serialization Program (Attachment to SOW), a minimum of five working days prior to shipment, the contractor shall electronically submit the following to : lynn.a.burmeister.civ@mail.mil, Kristin.m.ruehlen.civ@mail.mil, Patrick.m.oakes.civ@mail.mil, Dolores.a.goniwiecha.ctr@mail.mil, PicaPMNSATechnical@conus.army.mil.

1. A listing of all serial numbers
2. Specific information regarding the upcoming shipment (date when shipment leaving and estimated date of arrival, bill of lading, vessel or air information etc.)

*** END OF NARRATIVE D0001 ***

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR	OBLG STAT	JO NO	ACRN		OBLIGATED AMOUNT
0001	J51A0FGXEH UDR004 J51UDR04M1G5	2	19ZFGX	AA	$	598,210.83
0002	J51A0FGXEH UDR004 J51UDR04M1G5	2	19ZFGX	AA	$	44,341.14
0003	J51A3G20EH UE0002 J51W3980DC01	2	19ZG20	AB	$	3,856,550.67
0004	J51A3G20EH UE0002 J51W3980DC01	2	19ZG20	AB	$	285,858.86
				TOTAL	$	4,784,961.50

ACRN	ACCOUNTING CLASSIFICATION		OBLIGATED AMOUNT
AA	9711 X8242G501X6V6V01UDR C0431E1G5S11116	$	642,551.97
AB	9711 X8242G501X6V6V01UE0 C0231E1G5S11116	$	4,142,409.53
	TOTAL	$	4,784,961.50

LINE ITEM	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION					
0001	AA	9711CX0X8242G501	W52H09	X6V6V01UDR004	31E1J51A0FGXEH	19ZFGX	S11116
0002	AA	9711CX0X8242G501	W52H09	X6V6V01UDR004	31E1J51A0FGXEH	19ZFGX	S11116
0003	AB	9711CX0X8242G501	W52H09	X6V6V01UE0002	31E1J51A3G20EH	19ZG20	S11116
0004	AB	9711CX0X8242G501	W52H09	X6V6V01UE0002	31E1J51A3G20EH	19ZG20	S11116

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD	

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Attachment 0001	STATEMENT OF WORK	26-JUL-2011	008	EMAIL
Attachment 0002	SMALL ARMS/LIGHT WEAPONS SERIALIZATION PROGRAM	26-JUL-2011	004	EMAIL

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. Contract ID Code Firm-Fixed-Price	Page 1 Of 6
2. Amendment/Modification No. 01	3. Effective Date 2011OCT05	4. Requisition/Purchase Req No. SEE SCHEDULE	5. Project No. (If applicable)
6. Issued By Code W15QKN ARMY CONTRACTING COMMAND - NJ ACC-NJ-ET DEBORAH RENNE (973)724-8718 PICATINNY LOCATION PICATINNY ARSENAL, NJ 07806-5000 EMAIL: DEBORAH.RENNE@US.ARMY.MIL		7. Administered By (If other than Item 6) Code S1109A DCMA ST. PETERSBURG 830 CENTRAL AVENUE SUITE 500 ST. PETERSBURG FL 33701 SCD C PAS NONE ADP PT HQ0338	
8. Name And Address Of Contractor (No., Street, City, County, State and Zip Code) BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC 125 SOUTH EAST SWISHER RD MAYO, FL 32066-6407 TYPE BUSINESS: Other Small Business Performing in U.S.		☐ 9A. Amendment Of Solicitation No. 9B. Dated (See Item 11) ☒ 10A. Modification Of Contract/Order No. W15QKN-11-A-0527/0003 10B. Dated (See Item 13) 2011SEP23	
Code 4DNW8	Facility Code		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing items 8 and 15, and returning ________ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)

NO CHANGE TO OBLIGATION DATA

13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
It Modifies The Contract/Order No. As Described In Item 14.

KIND MOD CODE: 7

☐ A. This Change Order is Issued Pursuant To: The Changes Set Forth In Item 14 Are Made In The Contract/Order No. In Item 10A.

☒ B. The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation data, etc.) Set Forth In Item 14, Pursuant To The Authority of FAR 43.103(b).

☐ C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:

☐ D. Other (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the Issuing Office.

14. Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)		16A. Name And Title Of Contracting Officer (Type or print)	
STEPHEN L GURBA CEO		MORGAN ROSS MORGAN.ROSS@US.ARMY.MIL (973)724-3504	
15B. Contractor/Offeror [signature] (Signature of person authorized to sign)	15C. Date Signed 10-7-11	16B. United States Of America By /SIGNED/ (Signature of Contracting Officer)	16C. Date Signed 2011OCT05

NSN 7540-01-152-8070
PREVIOUS EDITIONS UNUSABLE

30-105-02

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD 01	Page 2 of 6

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

SECTION A - SUPPLEMENTAL INFORMATION

The purpose of this no cost modification is to change the delivery schedule to a quantity of 102 DSHK Machine Guns and Accessories delivered 26 days after receipt of signed EUC and Export License and a quantity of 248 DSHK Machine Guns and Accessories delivered 114 days after receipt of signed EUC and Export License. All other terms and conditions remain unchanged.

*** END OF NARRATIVE A0001 ***

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	(47) DSHK MACHINE GUNS & ACCESSORIES	47	EA	$ 12,727.89000	$ 598,210.83
	NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified				
	For the purchase of (47) DSHK Machine Guns and Accessories in accordance with SOW dated 26 July 2011, Delivered FOB Destination, 114 Days after receipt of signed EUC and Export License.				
	(End of narrative A001)				
	PRON: J51A0FGXEH PRON AMD: 02 ACRN: AA AMS CD: UDR004 CUSTOMER ORDER NO: J51UDR04M1G5 FMS COUNTRY/CASE: G5/UDR				
	Packaging and Marking				
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination				
	Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / BG5D4512349002 / TXWUDR / L / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / 47 / 14-JAN-2012				
	FOB POINT: Destination				
	SHIP TO: Contact DCMA for shipping instructions				
	CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				
0002	DELIVERY CHARGE FOR (47) DSHK MACHINE GUNS	1	EA	$ 44,341.14000	$ 44,341.14
	NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified				
	Delivery Charge for (47) DSHK Machine Guns and Accessories, Delivered FOB Destination, 114 Days after receipt of signed EUC and Export License.				

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	(End of narrative A001) PRON: J51A6FGXEH PRON AMD: 02 ACRN: AA AMS CD: UDR004 CUSTOMER ORDER NO: J51UDR04M1G5 FMS COUNTRY/CASE: G5/UDR Packaging and Marking Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination Deliveries or Performance DOC REL CD / MILSTRIP / SUPPL ADDR / SIG CD / MARK FOR / TP CD 001 / BG5D4512349002 / TXNUDR / L / / 2 DEL REL CD / QUANTITY / DEL DATE 001 / 1 / 14-JAN-2012 FOB POINT: Destination SHIP TO: Contact DCMA for shipping instructions CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				
0003	(303) DSHK MACHINE GUNS & ACCESSORIES NSN: 9999-99-999-9999 NOUN: DSHK MACHINE GUN SECURITY CLASS: Unclassified For the purchase of (303) DSHK Machine Guns and Accessories in accordance with the SOW dated 26 July 2011, delivered FOB Destination. A quantity of 102 guns delivered 26 days after receipt of signed EUC and Export License and a quantity of 201 guns delivered 114 days after receipt of signed EUC and Export License. (End of narrative A001) PRON: J51A3G20EH PRON AMD: 01 ACRN: AD AMS CD: UEO002 CUSTOMER ORDER NO: J51W3980DC01 FMS COUNTRY/CASE: G5/UEO Packaging and Marking Inspection and Acceptance	303	EA	$ 12,727.89000	$ 3,856,550.67

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: Destination ACCEPTANCE: Destination				

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	BG5C9503439003	TXXUEO	L		2

PROJ CD	DRX BLK PT
	TG5C00

DEL REL CD	QUANTITY	DEL DATE
001	DELETED	
201	102	19-OCT-2011
202	201	14-JAN-2012

FOB POINT: Destination

SHIP TO:
(TG5C00) CSTC-A SAO
ATTN SECURITY ASSISTANCE OFFICE
APO AE 09356

CONTRACT/DELIVERY ORDER NUMBER
W15QKN-11-A-0527/0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004	DELIVERY CHARGE FOR (303) DSHK MACHINE GUNS	1	EA	$ 285,858.86000	$ 285,858.86

NSN: 9999-99-999-9999
NOUN: DSHK MACHINE GUN
SECURITY CLASS: Unclassified

Delivery Charge for (303) DSHK Machine Guns and Accessories, delivered FOB destination. A quantity of 102 guns delivered 26 days days after receipt of signed EUC and Export License and a quantity of 201 guns delivered 114 days after receipt of signed EUC and Export License.

(End of narrative A001)

PRON: J51A3G20EH PRON AMD: 01 ACRN: AB
AMS CD: UE0002
CUSTOMER ORDER NO: J51W3980DC01
FMS COUNTRY/CASE: G5/UEO

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination ACCEPTANCE: Destination

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W15QKN-11-A-0527/0003 MOD/AMD 01	

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 BG5C9503439003 TXXUEO L 2 PROJ CD BRK BLK PT TG5C00 DEL REL CD QUANTITY DEL DATE 001 1 14-JAN-2012 FOB POINT: Destination SHIP TO: (TG5C00) CSTC-A SAO ATTN SECURITY ASSISTANCE OFFICE APO AE 09356 CONTRACT/DELIVERY ORDER NUMBER W15QKN-11-A-0527/0003				

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	RATING	PAGE	OF PAGES
	DO-C9E	1	52

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
W91CRB-09-C-0014	W91CRB-08-R-0085	[ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)	18 Jul 2008	SEE SCHEDULE

7. ISSUED BY CODE W91CRB	8. ADDRESS OFFER TO (If other than Item 7) CODE
US ARMY RDECOM ACQ CTR - W91CRB 4118 SUSQUEHANNA AVENUE ABERDEEN PROVING GROUND MD 21005-3013 TEL: FAX:	See Item 7 TEL: FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 4 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 4118, APG, MD 21005 until 01:00 PM local time 03 Sep 2008 (Hour) (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL:	A. NAME	B. TELEPHONE (Include area code) (NO COLLECT CALLS)	C. E-MAIL ADDRESS
	LISA J. YAMAKAWA	410-278-6129	lisa.yamakawa@us.army.mil

FMS Requirement

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	43-52
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 22			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	23 - 25		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	26 - 27			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	28 - 31		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	32 - 34				
X	G	CONTRACT ADMINISTRATION DATA	35 - 41		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	42		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8)	Net 30 Days

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
	1 and 2	6Aug/8Aug08	5 and 6	26Aug/27Aug08
	3 and 4	18Aug/22Aug08		

15A. NAME AND ADDRESS OF OFFEROR	CODE 4DHW8 FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER (Type or print)
	BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LL ANGELO SAITTA 125 SOUTH EAST SWASHER RD MAYO FL 32066-6407	ANGELO SAITTA /

15B. TELEPHONE NO (Include area code)	15C. CHECK IF REMITTANCE ADDRESS IS DIFFERENT FROM ABOVE - ENTER SUCH ADDRESS IN SCHEDULE.	17. SIGNATURE	18. OFFER DATE
727-536-6601	☐	Angelo Saitta	13 January 09

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEMS NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
	$30,213,134.00	See Schedule

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN (4 copies unless otherwise specified)	ITEM
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		

24. ADMINISTERED BY (If other than Item 7) CODE	25. PAYMENT WILL BE MADE BY CODE HQ0303
See Item 7	DFAS COLUMBUS - HQ0303 DFAS-ROCK ISLAND/JAIC/GAC ATTN. ROCK ISLAND PO BOX 182316 COLUMBUS OH 43218-2316

26. NAME OF CONTRACTING OFFICER (Type or print)	27. UNITED STATES OF AMERICA	28. AWARD DATE
CAROL J. TYREE TEL: 410-306-1461 EMAIL: Carol.Tyree@us.army.mil	Carol J. Tyree (Signature of Contracting Officer)	13-Jan-2009

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

1

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001					$0.00

12 IA Division HQ#1
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $257,756.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AA		15	Each	$13,367.00	$200,505.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9005

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $200,505.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AB		8	Each	$486.00	$3,888.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9001

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $3,888.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC		17	Each	$3,139.00	$53,363.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount.
Includes 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun

TCN/Document #: BIQF45-8156-9009

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $53,363.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002					$0.00

12 IA Division Troops
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $467,390.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AA		26	Each	$13,367.00	$347,542.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9006

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $347,542.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AB		27	Each	$486.00	$13,122.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9002

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $13,122.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002AC		34	Each	$3,139.00	$106,726.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun,

TCN/Document #: BIQF45-8156-9010

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $106,726.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
003					$0.00

14 IA Division Troops
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $467,390.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AA		26	Each	$13,367.00	$347,542.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun.

TCN/Document #: BIQF45-8156-9007

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $347,542.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003AB		27	Each	$486.00	$13,122.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm
Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun

TCN/Document #: BIQF45-8156-9003

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $13,122.00

TEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
.003AC		34	Each	$3,139.00	$106,726.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HUMMV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun.

TCN/Document #: BIQF45-8156-9011

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $106,726.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004					$0.00

4/7 IA Brigade
FFP
IQ-VBK Foreign Weapons
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0001-0004 SHIPPING" for shipping instructions.
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $0.00

ACRN AA $1,092,300.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AA		24	Each	$2,800.00	$67,200.00

60mm Mortar
FFP
TCN/Document #: BIQF45-8156-9013

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $67,200.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AB		24	Each	$100.00	$2,400.00

60mm Mortar Base Plate and Bipod
FFP
TCN/Document #: BIQF45-8156-9014
FOB: Destination

NET AMT $2,400.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AC		27	Each	$13,367.00	$360,909.00

Heavy Machine Gun
FFP
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required).
Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9008
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $360,909.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AD		248	Each	$486.00	$120,528.00

Light Machine Gun
FFP
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines Per Machine Gun, 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9004
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $120,528.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AE		135	Each	$3,139.00	$423,765.00

Medium Machine Gun
FFP
Medium Machine Gun, PKM, 7.62 X 54R with HMMWV Mount (No Shield Required), Includes: 1 Spare Barrel Per Machine Gun, 1 Cleaning Kit Per Machine Gun

TCN/Document #: BIQF45-8156-9012
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $423,765.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AF		30	Each	$1,047.00	$31,410.00

Sniper Rifle with Scope
FFP
Romak-3/PSL Sniper Rifle with Scope.
Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle.
NO ALTERNATES ARE ACCEPTABLE

TCN/Document #: BIQF45-8156-9015
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $31,410.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AG		72	Each	$966.00	$69,552.00

RPG-7 Launcher
FFP
RPG-7 Launcher

TCN/Document #: BIQF45-8156-9016
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $69,552.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AH		24	Each	$324.00	$7,776.00

Sightunit
FFP
Sightunit for 60mm Mortar

TCN/Document#: BIQF45-8156-9017

FOB: Destination

NET AMT $7,776.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004AJ		30	Each	$292.00	$8,760.00

Spotter Scope
FFP
Spotter Scope for use with Romak-3/PSL Sniper Rifle

TCN/Document #: BIQF45-8156-9018
FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458156Y001

NET AMT $8,760.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005			Dollars, U.S.		$0.00

IQ-APG Foreign Weapons
FFP
Contractor shall provide the Non-Standard Weapons and Accessories in accordance with Bulova Technologies, LLC proposal dated 03 September 2008, revised pricing spreadsheet received 09 December 2008, and Attachment 1.

Weapon Condition: Bulova shall provide only new production weapons or weapons produced within past two years. Weapons shall be new, unused, un-issued, fully operational only. Delivery of weapons packaged in Cosmoline or any other type of liquid/gel preservation material is unacceptable.

SEE "CLIN 0005 SHIPPING" for shipping instructions.

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $0.00

ACRN AB $27,928,298.00
CIN: 000000000000000000000000000000

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AA		9,000	Each	$2,335.00	$21,015,000.00

PKM Machine Gun
FFP
PKM Machine Gun, 7.62mm X 54mm, with Integral Bi-Pod.
Included with each Gun: 1 spare ammunition box (for 100 Rounds), 2 spare barrels, 1 A-Bag (simple canvas bag from which the links of rounds will feed), 1 cleaning kit, 1 ammunition belt (for 100 Rounds)

TCN/Document #: BIQP45-8018-9003

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $21,015,000.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AB		3,134	Each	$1,047.00	$3,281,298.00

Romak-3
FFP
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle.

TCN/Document #: BIQP45-8018-9004

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $3,281,298.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005AC		500	Each	$7,264.00	$3,632,000.00

82mm Mortar w/ ground mount
FFP
82mm Mortar with ground mount to include: 1 base plate, 1 bipod, cleaning kits, basic issue items and sights.

TCN/Document #: BIQP45-8018-9005

FOB: Destination
PURCHASE REQUEST NUMBER: BIQ0458018Y005

NET AMT $3,632,000.00

SOURCE OF SUPPLY

A change in source country/supplier post-award, without acceptable justification and without prior approval of the Contracting Officer, will be considered a default in the terms of the contract. Approval of source country/supplier change will be made at the sole discretion of the Contracting Officer.

Names and Addresses of source country/Supplier(s):

Arsenal JS Company
100, Rozova Dolina Street
6100 Kazanlak, Bulgaria
Tel: +359 431 50 000, +359 431 6 37 40
Fax: +359 431 50 001, +359 431 6 37 83

Astronom LTD
153 A, Rakovski Str.
1000 Sofia, Bulgaria

Zastava Oruzje AP
Trg topolivaca 4
34000 Kragujevac, Serbia
Tel: +381 34 336 077
Fax: +381 34 323 383

RomArm – SC Carfil SA
119 Zizinului St.
Brasov, Romania 500407

RomArm- Fabrica De Arme Cugir
21 Decembrie 1989 Street, No. 1ª
515600, Cugir, Romania

ATTACHMENT 1

CLIN 0001
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

12 IA Division HQ #1							
ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount, Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun;	BIQF45-8156-9005	15	$ 13,367.00	$ 200,505.00	Zastava-Serbia	TBD	270 Dys
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.	BIQF45-8156-9001	8	$ 486.00	$ 3,888.00	Bulgaria	TBD	60 Dys
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount, Includes 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun	BIQF45-8156-9009	17	$ 3,139.00	$ 53,363.00	Bulgaria	TBD	60 Dys
CLIN 0001 TOTAL				$ 257,756.00			

CLIN 0002
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

12 IA Division Troops

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun;	BIQF45-8156-9006	26	$ 13,367.00	$ 347,542.00	Zastava Serbia	TBD	270 Days
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun.	BIQF45-8156-9002	27	$ 486.00	$ 13,122.00	Arsenal Bulgaria	TBD	60 Days
Medium Machine Gun, PKM, 7.62 X 54R with HMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun.	BIQF45-8156-9010	34	$ 3,139.00	$ 106,726.00	Arsenal Bulgaria	TBD	60 Days
CLIN 0002 TOTAL				$ 467,390.00			

CLIN 0003
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

14 IA Division Troops							
ITEM DESCRIPTION	**TCN/Document #**	**QTY**	**UNIT PRICE**	**TOTAL**	**Source of Supply**	**Serial #**	**DELIVERY (after EUC)**
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun,	**BIQF45-8156-9007**	26	$ 13,367.00	$ 347,542.00	Zastava Serbia	TBD	270 Dys
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines per Machine Gun, 1 Cleaning Kit per Machine Gun;	**BIQF45-8156-9003**	27	$ 486.00	$ 13,122.00	Arsenal Bulgaria	TBD	60 Dys
Medium Machine Gun, PKM, 7.62 X 54R with HUMMV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun, 1 Cleaning Kit per Machine Gun;	**BIQF45-8156-9011**	34	$ 3,139.00	$ 106,726.00	Arsenal Bulgaria	TBD	60 Dys
CLIN 0003 TOTAL				**$ 467,390.00**			

CLIN 0004
RFP W91CRB-08-R-0085
BIQ0458156Y001
IQ-B-VBK, Line 001

4/7 IA Brigade							
ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
60mm Mortar	BIQF45-8156-9013	24	$2,800.00	$ 67,200.00	Arsenal Bulgaria	TBD	90 Days
60mm Mortar Base Plate and Bipod	BIQF45-8156-9014	24	$100.00	$ 2,400.00	Arsenal Bulgaria	TBD	90 Days
Heavy Machine Gun, NSV, 12.7 X 108mm with HUMMWV Mount (No Shield Required), Includes: 1 Spare Barrel per Machine Gun and 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9008	27	$13,367.00	$ 360,909.00	Zastava Serbia	TBD	270 Days
Light Machine Gun, RPK-47, 7.62 X 39mm, Includes: 4 each 30 Round Magazines Per Machine Gun, 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9004	248	$486.00	$ 120,528.00	Arsenal Bulgaria	TBD	60 Days
Medium Machine Gun, PKM, 7.62 X 54R with HMMWV Mount (No Shield Required), Includes: 1 Spare Barrel Per Machine Gun, 1 Cleaning Kit Per Machine Gun	BIQF45-8156-9012	135	$3,139.00	$ 423,765.00	Arsenal Bulgaria	TBD	60 Days
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle. NO ALTERNATES ARE ACCEPTABLE	BIQF45-8156-9015	30	$1,047.00	$ 31,410.00	RomArm Romania	TBD	90 Days
RPG-7 Launcher	BIQF45-8156-9016	72	$966.00	$ 69,552.00	Arsenal Bulgaria	TBD	60 Days
Sightunit for 60mm Mortar	BIQF45-8156-9017	24	$324.00	$ 7,776.00	Arsenal Bulgaria	TBD	60 Days
Spotter Scope for use with Sniper Rifles	BIQF45-8156-9018	30	$292.00	$ 8,760.00	Astronom Bulgaria	TBD	90 Days
CLIN 0004 TOTAL			TOTAL	$ 1,092,300.00			

CLIN 0005
RFP W91CRB-08-R-0085
BIQ0458018Y005
IQ-B-APG, Line 002

ITEM DESCRIPTION	TCN/Document #	QTY	UNIT PRICE	TOTAL	Source of Supply	Serial #	DELIVERY (after EUC)
PKM Machine Gun, 7.62mm X 54mm, with Integral Bi-Pod. To be included with each: 1 spare ammunition box (for 100 Rounds), 2 spare barrels, 1 A-Bag (simple canvas bag from which the links of rounds will feed), 1 cleaning kit, 1 ammunition belt (for 100 Rounds)	BIQP45-8018-9003	9000	$ 2,335.00	$ 21,015,000.00	Arsenal Bulgaria	TBD	3500 - 60 Days 1000 - 90 Days 1000 - 150 Days 1000 - 210 Days 1000 - 270 Days 1000 - 330 Days 500 - 360 Days
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 Round Magazines per Rifle, 1 Cleaning Kit Per Rifle. NO ALTERNATES ARE ACCEPTABLE	BIQP45-8018-9004	3134	$ 1,047.00	$ 3,281,298.00	RomArm Romania	TBD	970 - 90 Days 2164 - 210 Days
82mm Mortar with ground mount to include: 1 base plate, 1 bipod, cleaning kits, basic issue items and sights.	BIQP45-8018-9005	500	$ 7,264.00	$ 3,632,000.00	RomArm Romania	TBD	300 - 90 Days 200 - 120 Days
CLIN 0005 TOTAL				**$ 27,928,298.00**			

CLINs 0001-0005 TOTAL				**$ 30,213,134.00**

AI 52.7

AI 52.7 Contract Delivery Requirements (25 Nov 07) (Iraq)

a. **DESIRED DELIVERY DATE**: 60-90 Days ARO

b. **CONTRACTOR DELIVERY LOCATION**:

CLIN(s) 0001 through 0004:

Iraq Ministry of Defense Iraq Army
Taji National Depot Central Receiving
ATTN: Class V Warehouse
TEL DPN 07340-0689
TAJI IRAQ

CLIN 0005:

Iraq Ministry of Interior
Baghdad Police College
Weapons and Ammo Warehouse
Palestine Rd Tel DSN 318-239-8299
Baghdad Iraq

c. **POINT-OF-CONTACT RESPONSIBLE FOR INSPECTION & ACCEPTANCE (DD 250)**

Name: Barbara Shover
Phone No.: 717-770-5065 E-Mail: barbara.shover@us.army.mil

d. **FINAL DELIVERY DESTINATION**: Same as above

e. **POINT-OF-CONTACT AT FINAL DESTINATION**:

CLIN(s) 0001 through 0004

Name: LTC Norbert J. Garcia Phone No.: 312-842-7179
E-Mail: Norbert.Garcia@iraq.centcom.mil

CLIN 0005

Name: LtCol. USMC Reidar F Larsen Phone No.: DSN 852-7076
E-Mail: reidar.larsen@iraq.centcom.mil

REQUIRING ACTIVITY: United States Army Security Assistance Command (USASAC)

(End)

Section C - Descriptions and Specifications

AI 22.1

AI 22.1 Prohibition Against Human Trafficking, Inhumane Living Conditions, and Withholding of Employee Passports (5 Nov 07): All contractors ("contractors" herein below includes subcontractors at all tiers) are reminded of the prohibition contained in Title 18, United States Code, Section 1592, against knowingly destroying, concealing, removing, confiscating, or possessing any actual or purported passport or other immigration document, or any other actual or purported government identification document, of another person, to prevent or restrict or to attempt to prevent or restrict, without lawful authority, the person's liberty to move or travel, in order to maintain the labor or services of that person, when the person is or has been a victim of a severe form of trafficking in persons.

Contractors are also required to comply with the following provisions:

1) Contractors shall only hold employee passports and other identification documents discussed above for the shortest period of time reasonable for administrative processing purposes.

2) Contractors shall provide all employees with a signed copy of their employment contract, in English as well as the employee's native language that defines the terms of their employment/compensation.

3) Contractors shall not utilize unlicensed recruiting firms, or firms that charge illegal recruiting fees.

4) Contractors shall be required to provide adequate living conditions (sanitation, health, safety, living space) for their employees. Fifty square feet (50 sf) is the minimum acceptable square footage of personal living space per employee. Upon contractor's written request, contracting officers may grant a waiver in writing in cases where the existing square footage is within 20% of the minimum, and the overall conditions are determined by the contracting officer to be acceptable. A copy of the waiver approval shall be maintained at the respective life support area.

5) Contractors shall incorporate checks of life support areas to ensure compliance with the requirements of this Trafficking in Persons Prohibition into their Quality Control program, which will be reviewed within the Government's Quality Assurance process.

6) Contractors shall comply with international laws regarding transit/exit/entry procedures, and the requirements for work visas. Contractors shall follow all Host Country entry and exit requirements.

Contractors have an affirmative duty to advise the Contracting Officer if they learn of their employees violating the human trafficking and inhumane living conditions provisions contained herein. Contractors are advised that contracting officers and/or their representatives will conduct random checks to ensure contractors and subcontractors at all tiers are adhering to the law on human trafficking, humane living conditions and withholding of passports.

The contractor agrees to incorporate the substance of this clause, including this paragraph, in all subcontracts under his contract.

(End)

AI 23.1

AI 23.1 To Report a Kidnapping (5 Nov 07) Contract manager will notify the JCCI/A Duty Officer at phone number 914-822-1419 when an employee kidnapping occurs:

Report the following information:

Name of person reporting: _______________

Phone: __________________

E-mail: ____

- **Who** was kidnapped?
    - Name
    - Age
    - Nationality and country of residence
- **When** did the incident occur?
- **Where** did it happen?
- **How** was the person kidnapped?

(End)

AI 25.2

AI 25.2 Fitness for Duty and Limits on Medical / Dental Care in Iraq and Afghanistan (5 Nov 07): The contractor shall perform the requirements of this contract notwithstanding the fitness for duty of deployed employees, the provisions for care offered under this section, and redeployment of individuals determined to be unfit. The contractor bears the responsibility for ensuring all employees are aware of the conditions and medical treatment available at the performance. The contractor shall include this information and requirement in all subcontracts with performance in the theater of operations.

The contractor shall not deploy an individual with any of the following conditions unless approved by the appropriate CENTCOM Service Component (ie. ARCENT, CENTAF, etc.) Surgeon: Conditions which prevent the wear of personal protective equipment, including protective mask, ballistic helmet, body armor, and chemical/biological protective garments; conditions which prohibit required theater immunizations or medications; conditions or current medical treatment or medications that contraindicate or preclude the use of chemical and biological protectives and antidotes; diabetes mellitus, Type I or II, on pharmacological therapy; symptomatic coronary artery disease, or with myocardial infarction within one year prior to deployment, or within six months of coronary artery bypass graft, coronary artery angioplasty, or stenting; morbid obesity (BMI >/= 40); dysrhythmias or arrhythmias, either symptomatic or requiring medical or electrophysiologic control; uncontrolled hypertension, current heart failure, or automatic implantable defibrillator; therapeutic anticoagulation; malignancy, newly diagnosed or under current treatment, or recently diagnosed/treated and requiring frequent subspecialist surveillance, examination, and/or laboratory testing; dental or oral conditions requiring or likely to require urgent dental care within six months' time, active orthodontic care, conditions requiring prosthodontic care, conditions with immediate restorative dentistry needs, conditions with a current requirement for oral-maxillofacial surgery; new onset (< 1 year)) seizure disorder, or seizure within one year prior to deployment; history of heat stroke; Meniere's Disease or other vertiginous/motion sickness disorder, unless well controlled on medications available in theater; recurrent syncope, ataxias, new diagnosis (< 1year) of mood disorder, thought disorder, anxiety, somotoform, or dissociative disorder, or personality disorder with mood or thought manifestations; unrepaired hernia; tracheostomy or aphonia; renalithiasis, current; active tuberculosis; pregnancy; unclosed surgical defect, such as external fixeter placement; requirement for medical devices using AC power; HIV antibody positivity; psychotic and bipolar disorders. (Reference: Mod 8 to USCENTCOM Individual Protection and Individual/Unit Deployment Policy, PPG-Tab A: Amplification of the Minimal Standards of Fitness for Deployment to the CENTCOM AOR).

In accordance with military directives (DoDI 3020.41, DoDI 6000.11, CFC FRAGO 09-1038, DoD PGI 225.74), resuscitative care, stabilization, hospitalization at Level III (emergency) military treatment facilities and assistance with patient movement in emergencies where loss of life, limb or eyesight could occur will be provided. Hospitalization will be limited to emergency stabilization and short-term medical treatment with an emphasis on return to duty or placement in the patient movement system. Subject to availability at the time of need, a medical treatment facility may provide reimbursable treatment for emergency medical or dental care such as broken bones, lacerations, broken teeth or lost fillings.

Routine and primary medical care is not authorized. Pharmaceutical services are not authorized for routine or known prescription drug needs of the individual. Routine dental care, examinations and cleanings are not authorized.

Notwithstanding any other provision of the contract, the contractor shall be liable for any and all medically-related services or transportation rendered. In accordance with OUSD(C) Memorandum dated January 4, 2007, the following reimbursement rates will be charged for services at all DoD deployed medical facilities. These rates are in effect until changed by DoD direction.

Inpatient daily rate: $1,918.00. Date of discharge is not billed unless the patient is admitted to the hospital and discharged the same day.

Outpatient visit rate: $184.00. This includes diagnostic imaging, laboratory/pathology, and pharmacy provided at the medical facility.

(End)

Section D - Packaging and Marking

PACKAGING REQUIREMENTS

The Contractor shall deliver new production weapons or weapons produced within the past two years. Weapons shall be new, unused, un-issued fully –operational only that are not packaged, or preserved in Cosmoline or any other liquid/gel preservation material.

All weapons shall be delivered free and clear of any preservatives.

CLIN 0001-0004 SHIPPING:

Shipping Information for CLIN(s) 0001 through 0004:

The outside of each box must be marked with the following information:

SHIP TO: Iraq Ministry of Defense Iraq Army
Taji National Depot Central Receiving
ATTN: Class V Warehouse
TEL DPN 07340-0689
TAJI IRAQ

A packing list or commercial invoice must be available on the outside of the box containing: Item, Quantity, Unit Price, FMS Case, Serial Numbers, and TCN(S).

IMMEDIATELY UPON RELEASE OF THE MATERIAL THE VENDOR WILL PROVIDE THE POINT OF CONTACT LISTED BELOW THE SHIPMENT TRACKING INFORMATION. THE TRACKING INFORMATION SHALL **INCLUDE AT A MINIMUM** THE FOLLOWING:

1. PACKING LIST OF MATERIAL BEING SHIPPED (ITEM, QTY, UNIT PRICE)
2. NAME OF SHIPPING COMPANY
3. TRACKING NUMBER
4. COPY BILL OF LADING AND PRO NUMBER (IF APPLICABLE)
5. TRUCK NUMBER (IF APPLICABLE)

POINT OF CONTACT: BARB SHOVER
TELEPHONE: 717-770-5065
FAX: 717-770-4443
EMAIL: barbara.shover@usasac.army.mil

CLIN 0005 SHIPPING:

Shipping Information for CLIN 0005:

The outside of each box must be marked with the following information:

SHIP TO: Iraq Ministry of Interior
Baghdad Police College
Weapons and Ammo Warehouse
Palestine Rd Tel DSN 318-239-8299
Baghdad Iraq

A packing list or commercial invoice must be available on the outside of the box containing: Item, Quantity, Unit Price, FMS Case, Serial Numbers, and TCN(S).

IMMEDIATELY UPON RELEASE OF THE MATERIAL THE VENDOR WILL PROVIDE THE POINT OF CONTACT LISTED BELOW THE SHIPMENT TRACKING INFORMATION. THE TRACKING INFORMATION SHALL **INCLUDE AT A MINIMUM** THE FOLLOWING:

1. PACKING LIST OF MATERIAL BEING SHIPPED (ITEM, QTY, UNIT PRICE)
2. NAME OF SHIPPING COMPANY
3. TRACKING NUMBER
4. COPY BILL OF LADING AND PRO NUMBER (IF APPLICABLE)
5. TRUCK NUMBER (IF APPLICABLE)

POINT OF CONTACT: BARB SHOVER
TELEPHONE: 717-770-5065
FAX: 717-770-4443
EMAIL: barbara.shover@usasac.army.mil

Section E - Inspection and Acceptance

INSPECTION/ACCEPTANCE

The Government will exercise its right to inspect supplies, FAR 52.246-2

The Inspection of supplies will be at the contractor facility prior to Packaging, and then again, at Destination prior to Acceptance.

In accordance with FAR 52.246-2, the contractor will be responsible for notifying the office Defense Contract Management Agency quality assurance representative (QAR) when the supplies are ready for inspection at **both Origin(s) and Destination**.

The Contractor shall provide at least 15 days notification to both the Contracting Officer Representative (COR) and cognizant DCMA office, at **BOTH**:

a.) prior to packaging at Origin and
b.) prior to performing the final inspection of the weapons at Destination.

INSPECTION AT ORIGIN : The DCMA Southern Europe QAR will inspect the shipment and provide the contractor with the approval documents which will be packed within the shipment.

DCMA SOUTHERN EUROPE
CMR 410, BOX 761
APO, AE 09096
Phone: 49-611-816-2011
FAX: 49-611-816-2090
DSN: 314-336-2011
DCMASEUROPECASD@DCMA.MIL

INSPECTION AT DESTINATION: Once the shipment is received at the destination, the receiving activity and DCMA Middle East will Inspect and verify the approval documentation for acceptance of shipment in accordance to contract terms and conditions.

DCMA MIDDLE EAST
UNIT 69000, BOX 24
KUWAIT CITY, KUWAIT
APO, AE 09880-9998
Phone: 011-965-389-3790
FAX: 011-965-389-3797
DSN: 318-430-3790
DCMAMIDDLEEAST_CRP@DCMA.MIL

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Destination	Government
0001AA	Origin	Government	Destination	Government
0001AB	Origin	Government	Destination	Government
0001AC	Origin	Government	Destination	Government
0002	Origin	Government	Destination	Government
0002AA	Origin	Government	Destination	Government
0002AB	Origin	Government	Destination	Government
0002AC	Origin	Government	Destination	Government
0003	Origin	Government	Destination	Government
0003AA	Origin	Government	Destination	Government
0003AB	Origin	Government	Destination	Government
0003AC	Origin	Government	Destination	Government
0004	Origin	Government	Destination	Government
0004AA	Origin	Government	Destination	Government
0004AB	Origin	Government	Destination	Government
0004AC	Origin	Government	Destination	Government
0004AD	Origin	Government	Destination	Government
0004AE	Origin	Government	Destination	Government
0004AF	Origin	Government	Destination	Government
0004AG	Origin	Government	Destination	Government
0004AH	Origin	Government	Destination	Government
0004AJ	Origin	Government	Destination	Government
0005	Origin	Government	Destination	Government
0005AA	Origin	Government	Destination	Government
0005AB	Origin	Government	Destination	Government
0005AC	Origin	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

52.246-1 CONTRACTOR INSPECTION REQUIREMENTS (APR 1984)

The Contractor is responsible for performing or having performed all inspections and tests necessary to substantiate that the supplies or services furnished under this contract conform to contract requirements, including any applicable technical requirements for specified manufacturers' parts. This clause takes precedence over any Government inspection and testing required in the contract's specifications, except for specialized inspections or tests specified to be performed solely by the Government.

(End of clause)

52.246-2 INSPECTION OF SUPPLIES--FIXED-PRICE (AUG 1996)

(a) Definition. "Supplies," as used in this clause, includes but is not limited to raw materials, components, intermediate assemblies, end products, and lots of supplies.

(b) The Contractor shall provide and maintain an inspection system acceptable to the Government covering supplies under this contract and shall tender to the Government for acceptance only supplies that have been inspected in accordance with the inspection system and have been found by the Contractor to be in conformity with contract requirements. As part of the system, the Contractor shall prepare records evidencing all inspections made under the system and the outcome. These records shall be kept complete and made available to the Government during contract performance and for as long afterwards as the contract requires. The Government may perform reviews and evaluations as reasonably necessary to ascertain compliance with this paragraph. These reviews and evaluations shall be conducted in a manner that will not unduly delay the contract work. The right of review, whether exercised or not, does not relieve the Contractor of the obligations under the contract.

(c) The Government has the right to inspect and test all supplies called for by the contract, to the extent practicable, at all places and times, including the period of manufacture, and in any event before acceptance. The Government shall perform inspections and tests in a manner that will not unduly delay the work. The Government assumes no contractual obligation to perform any inspection and test for the benefit of the Contractor unless specifically set forth elsewhere in this contract.

(d) If the Government performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish, and shall require subcontractors to furnish, at no increase in contract price, all reasonable facilities and assistance for the safe and convenient performance of these duties. Except as otherwise provided in the contract, the Government shall bear the expense of Government inspections or tests made at other than the Contractor's or subcontractor's premises; provided, that in case of rejection, the Government shall not be liable for any reduction in the value of inspection or test samples.

(e)(1) When supplies are not ready at the time specified by the Contractor for inspection or test, the Contracting Officer may charge to the Contractor the additional cost of inspection or test.

(2) The Contracting Officer may also charge the Contractor for any additional cost of inspection or test when prior rejection makes reinspection or retest necessary.

(f) The Government has the right either to reject or to require correction of nonconforming supplies. Supplies are nonconforming when they are defective in material or workmanship or are otherwise not in conformity with contract requirements. The Government may reject nonconforming supplies with or without disposition instructions.

(g) The Contractor shall remove supplies rejected or required to be corrected. However, the Contracting Officer may require or permit correction in place,promptly after notice, by and at the expense of the Contractor. The Contractor shall not tender for acceptance corrected or rejected supplies without disclosing the former rejection or requirement for correction, and, when required, shall disclose the corrective action taken.

(h) If the Contractor fails to promptly remove, replace, or correct rejected supplies that are required to be removed or to be replaced or corrected, the Government may either (1) by contract or otherwise, remove, replace, or correct the supplies and charge the cost to the Contractor or (2) terminate the contract for default. Unless the Contractor corrects or replaces the supplies within the delivery schedule, the Contracting Officer may require their delivery and make an equitable price reduction. Failure to agree to a price reduction shall be a dispute.

(i)(1) If this contract provides for the performance of Government quality assurance at source, and if requested by the Government, the Contractor shall furnish advance notification of the time (i) when Contractor inspection or tests will be performed in accordance with the terms and conditions of the contract and (ii) when the supplies will be

ready for Government inspection.

(2) The Government's request shall specify the period and method of the advance notification and the Government representative to whom it shall be furnished. Requests shall not require more than 2 workdays of advance notification if the Government representative is in residence in the Contractor's plant, nor more than 7 workdays in other instances.

(j) The Government shall accept or reject supplies as promptly as practicable after delivery, unless otherwise provided in the contract. Government failure to inspect and accept or reject the supplies shall not relieve the Contractor from responsibility, nor impose liability on the Government, for nonconforming supplies.

(k) Inspections and tests by the Government do not relieve the Contractor of responsibility for defects or other failures to meet contract requirements discovered before acceptance. Acceptance shall be conclusive, except for latent defects, fraud, gross mistakes amounting to fraud, or as otherwise provided in the contract.

(l) If acceptance is not conclusive for any of the reasons in paragraph (k) hereof, the Government, in addition to any other rights and remedies provided by law, or under other provisions of this contract, shall have the right to require the Contractor (1) at no increase in contract price, to correct or replace the defective or nonconforming supplies at the original point of delivery or at the Contractor's plant at the Contracting Officer's election, and in accordance with a reasonable delivery schedule as may be agreed upon between the Contractor and the Contracting Officer; provided, that the Contracting Officer may require a reduction in contract price if the Contractor fails to meet such delivery schedule, or (2) within a reasonable time after receipt by the Contractor of notice of defects or nonconformance, to repay such portion of the contract as is equitable under the circumstances if the Contracting Officer elects not to require correction or replacement. When supplies are returned to the Contractor, the Contractor shall bear the transportation cost from the original point of delivery to the Contractor's plant and return to the original point when that point is not the Contractor's plant. If the Contractor fails to perform or act as required in (1) or (2) above and does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure, the Government shall have the right by contract or otherwise to replace or correct such supplies and charge to the Contractor the cost occasioned the Government thereby.

(End of clause)

AMCAC 52.0246-4002, INSPECTION AND ACCEPTANCE (AUG 1999)

Inspection and acceptance of the supplies or services called for by this procurement shall be performed at the place(s) of performance specified in Section K, FAR 52.215-6.

CLAUSES INCORPORATED BY REFERENCE

52.211-17	Delivery of Excess Quantities	SEP 1989
52.242-15	Stop-Work Order	AUG 1989
52.247-34	F.O.B. Destination	NOV 1991

Section G - Contract Administration Data

AI 26.4

AI 26.4 Reporting Contractor Compliance with Support of Iraq Socioeconomic Program: Iraqi Employment, Materials, & Subcontract Reporting (5 Nov 07)

The contractor shall report socio-economic status on monthly invoices. Fill in the following information on each invoice or as an attachment to the invoice.

Total Iraqi (Iraqi citizens or legal residents residing in Iraq) employed during the invoice month.

Total:____________________

Iraqi Men:__________________

Iraqi Females:_______________

*(Gender breakdown is for statistical purposes only)

Total Non-Iraqi Employed*:

Total:____________________

Male:____________________

Female:___________________

*(Gender breakdown is for statistical purposes only

Names of Iraqi Subcontractors and Suppliers used during invoice period:

____

____

____

____

Itemization of Principal Materials / Services procured during the invoice period:

____

____

____

____

Value of Materials of Iraqi manufacture procured during the invoice period:

____

____

____

____

(End)

WAWF INSTRUCTIONS
52.0000-4955 WIDE AREA WORKFLOW INFORMATION/INSTRUCTIONS – SUPPLIES – (INSPECTION REQUIRED) WVA ADMINISTERED (Local clause nomenclature) (Date clause was created)

To implement DFARS 252.232-7003, "ELECTRONIC SUBMISSION OF PAYMENT REQUESTS", United States Army Security Assistance Command (USASAC) uses Wide Area WorkFlow – Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payment. This application allows DoD vendors to submit and track invoices and receipt/acceptance documents electronically.

The contractor is required to use WAWF-RA when processing invoices and receiving reports under this order. Submission of hard copy DD250/invoices will no longer be accepted for payment.

The contractor shall register to use WAWF-RA at https://wawf.eb.mil. There is no charge to use WAWF. All questions relating to system setup and vendor training can be directed to the help desk at Ogden, UT. Their number is 1-866-618-5988. Web-based training for WAWF is also available at http://www.wawftraining.com/

IMPORTANT INFORMATION:
PLEASE SUBMIT YOUR INVOICE/RECEIVING REPORT IN WAWF WHEN YOU SHIP YOUR ITEMS. WE HAVE NOTHING TO RECEIVE YOUR SHIPMENT AGAINST IF THE INFORMATION HAS NOT BEEN SUBMITTED IN WAWF WHEN YOUR DELIVERY ARRIVES.

INCLUDE THE PURCHASE REQUEST NUMBER IN THE LINE ITEM DESCRIPTION. YOU WILL FIND IT UNDER THE LINE ITEM DESCRIPTION ON THIS ORDER.

THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES THROUGH WAWF.
*Required Fields in WAWF

[X] Invoice and Receiving Report (Combo)
[X] CONTRACTOR CAGE CODE*
[X] Pay DoDAAC*: HQ0303
[X] Issue DoDAAC: W91CRB
[X] Admin DoDAAC*: W91CRB
[X] Inspect by DoDAAC*: W25P02
[X] Contracting Officer*: W91CRB

[X] Ship To Code(s)*	***CLIN(s) 0001 through 0004*:**	**BIQF00**
	***CLIN 0005*:**	**BIQP00**

Contractor: WAWF will prompt asking for "additional e-mail submission" after clicking "SIGNATURE". E-mail submission to barbara.shover@us.army.mil is required.

The paying office DoDAAC and mailing address will be located on the front of your award. You can track your payment information on the DFAS website at http://www.dod.mil/dfas/contractorpay/myinvoice.html. Your purchase order/contract number or invoice will be required to inquire about status of your payment. Most Watervliet Arsenal orders are non-MOCAS.

Questions concerning payment should be directed to the Defense Finance Accounting Services (DFAS), Rock Island at 1-800-756-4571. Please have your order number and invoice ready when calling about payment status. If your paying office is other than Rock Island, contact your contract administrator for the customer service phone/fax numbers.

END OF STATEMENT

ACCOUNTING AND APPROPRIATION DATA

AA: 9711X8242IQ0186R8450VBK0010000025GYFCASE0BIQ0458156Y0018FC198S36253
AMOUNT: $2,284,836.00
CIN 000000000000000000000000000000: $2,284,836.00

AB: 9711X8242IQ0186R8450APG0020000025GYFCASEoBIQ0458018Y0058FC196S36253
AMOUNT: $27,928,298.00
CIN 000000000000000000000000000000: $27,928,298.00

CLAUSES INCORPORATED BY REFERENCE

252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

252.211-7003 ITEM IDENTIFICATION AND VALUATION (JUN 2005)

(a) Definitions. As used in this clause'

Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media.

Concatenated unique item identifier means--

(1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or

(2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number.

Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows.

DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at http://www.acq.osd.mil/dpap/UID/equivalents.html.

DoD unique item identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number.

Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items.

Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency.

Government's unit acquisition cost means--

(1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery;

(2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery; and

(3) For items produced under a time-and-materials contract, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery.

Issuing agency means an organization responsible for assigning a non-repeatable identifier to an enterprise (i.e., Dun & Bradstreet's Data Universal Numbering System (DUNS) Number, Uniform Code Council (UCC)/EAN International (EAN) Company Prefix, or Defense Logistics Information System (DLIS) Commercial and Government Entity (CAGE) Code).

Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier.

Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts.

Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions.

Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards.

Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface.

Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent.

Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise.

Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment.

Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier.

Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier.

Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous.

Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at http://www.acq.osd.mil/dpap/UID/uid__types.html.

(b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item.

(c) DoD unique item identification or DoD recognized unique identification equivalents.

(1) The Contractor shall provide DoD unique item identification, or a DoD recognized unique identification equivalent, for--

(i) All delivered items for which the Government's unit acquisition cost is $5,000 or more; and

(ii) The following items for which the Government's unit acquisition cost is less than $5,000:

Contract line, subline, or exhibit line
item No. Item description:

(iii) Subassemblies, components, and parts embedded within delivered items as specified in Attachment Number ------.

(2) The concatenated unique item identifier and the component data elements of the DoD unique item identification or DoD recognized unique identification equivalent shall not change over the life of the item.

(3) Data syntax and semantics of DoD unique item identification and DoD recognized unique identification equivalents. The Contractor shall ensure that--

(i) The encoded data elements (except issuing agency code) of the unique item identifier are marked on the item using one of the following three types of data qualifiers, as determined by the Contractor:

(A) Data Identifiers (DIs) (Format 06) in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(B) Application Identifiers (AIs) (Format 05), in accordance with ISO/IEC International Standard 15418, Information Technology `` EAN/UCC Application Identifiers and ANSI MH 10 Data Identifiers and ANSI MH 10 Data Identifiers and Maintenance.

(C) Text Element Identifiers (TEIs), in accordance with the DoD collaborative solution ``DD" format for use until the solution is approved by ISO/IEC JTC1 SC 31. The ``DD" format is described in Appendix D of the DoD Guide to Uniquely Identifying Items, available at http://www.acq.osd.mil/dpap/UID/guides.htm; and
(ii) The encoded data elements of the unique item identifier conform to ISO/IEC International Standard 15434, Information Technology--Syntax for High Capacity Automatic Data Capture Media.

(4) DoD unique item identification and DoD recognized unique identification equivalents.

(i) The Contractor shall--

(A) Determine whether to serialize within the enterprise identifier or serialize within the part, lot, or batch number; and

(B) Place the data elements of the unique item identifier (enterprise identifier; serial number; and for serialization within the part, lot, or batch number only; original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in the version of MIL-STD-130, Identification Marking of U.S. Military Property, cited in the contract Schedule.

(ii) The issuing agency code--

(a) Shall not be placed on the item; and

(B) Shall be derived from the data qualifier for the enterprise identifier.

(d) For each item that requires unique item identification under paragraph (c)(1)(i) or (ii) of this clause, in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, either as part of, or associated with, the Material Inspection and Receiving Report, the following information:

(1) Concatenated unique item identifier; or DoD recognized unique identification equivalent.

(2) Unique item identifier type.

(3) Issuing agency code (if concatenated unique item identifier is used).

(4) Enterprise identifier (if concatenated unique item identifier is used).

(5) Original part number.

(6) Lot or batch number.

(7) Current part number (if not the same as the original part number).

(8) Current part number effective date.

(9) Serial number.

(10) Government's unit acquisition cost.

(e) For embedded DoD serially managed subassemblies, components, and parts that require unique item identification under paragraph (c)(1)(iii) of this clause, the Contractor shall report at the time of delivery, either as part of, or associated with the Material Inspection and Receiving Report specified elsewhere in this contract, the following information:

(1) Concatenated unique item identifier or DoD recognized unique identification equivalent of the parent item delivered under a contract line, subline, or exhibit line item that contains the embedded subassembly, component, or part.

(2) Concatenated unique item identifier or DoD recognized unique identification equivalent of the embedded subassembly, component, or part.

(3) Unique item identifier type.**

(4) Issuing agency code (if concatenated unique item identifier is used).**

(5) Enterprise identifier (if concatenated unique item identifier is used).**
(6) Original part number.**

(7) Lot or batch number.**

(8) Current part number (if not the same as the original part number.**

(9) Current part number effective date.**

(10) Serial number.**
(11) Unit of measure.

(12) Description.

** Once per item.
(f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause in accordance with the data submission procedures at http://www.acq.osd.mil/dpap/UID/DataSubmission.htm.

(g) Subcontracts. If paragraph (c)(1) of this clause applies, the Contractor shall include this clause, including this paragraph (g), in all subcontracts issued under this contract.

(End of clause)

AMCAC 52.0242-4001, INSTRUCTIONS TO PAYING OFFICE AND AMINISTRATIVE CONTRACTING OFFICE (AUG 1999)

Technical Point of Contact:	Barb Shover
Phone:	717-770-5065
Fax:	717-770-4443
E-mail:	barbara.shover@us.army.mil
Mailing Address:	US Army Security Assistance Command 54 M Avenue, Suite 1 New Cumberland, PA 17070-5096

To expedite payment, the contractor shall fax or email all invoices to the technical point of contact (TPOC) address appearing above. The TPOC will review the Contractor's invoice promptly upon receipt to ensure that it accurately reflects the items received in accordance with the contract. The TPOC will either certify acceptance or disapprove the invoice. Invoices that are disapproved will clearly explain the reason for disapproval. TPOC will then forward the invoice to the appropriate paying office.

a. The Contracting Office representative is:

Name: Lisa J. Yamakawa

Organization Code: AMSRD-ACC-CC

Telephone Area Code and Number: 410-278-6129

FAX: 410-306-3920

Email: lisa.j.yamakawa@us.army.mil

b. Payment to the contractor shall be made in accordance with FAR Subpart 32.11, Electronic Funds Transfer.

c. Paying Office Information: Defense Finance and Accounting Service (DFAS) Rock Island (HQ0303)
Telephone Inquiries: 1-800-756-4571

FAX: 1-877-426-4270

Section H - Special Contract Requirements

AI 25.3

AI 25.3 Compliance with Laws and Regulations (5 Nov 07). The Contractor shall comply with, and shall ensure that its personnel and its subcontractors and subcontractor personnel at all tiers obey all existing and future U.S. and Host Nation laws, Federal or DoD regulations, and Central Command orders and directives applicable to personnel in Iraq and Afghanistan, including but not limited to USCENTCOM, Multi-National Force and Multi-National Corps fragmentary orders, instructions and directives.

Contractor employees performing in the USCENTCOM Area of Operations are under the jurisdiction of the Uniform Code of Military Justice (UCMJ). Under the UCMJ, U.S. commanders may discipline contractor employees for criminal offenses. Contractors shall advise the Contracting Officer if they suspect an employee has committed an offense. Contractors shall not permit an employee suspected of a serious offense or violating the Rules for the Use of Force to depart Iraq or Afghanistan without approval from the senior U.S. commander in the country.
(End)

Section I - Contract Clauses

DFARS DEVIATION 2007-O0010

DFARS Deviation 2007-O0010: Contractor Personnel in U.S. Central Command Area of Responsibility. This deviation was directed by DoD Memorandum dated October 2007

CONTRACTOR PERSONNEL IN THE UNITED STATES CENTRAL COMMAND AREA OF RESPONSIBILITY (DEVIATION 2007-O0010)

(a) *Definitions.* As used in this clause—

"Chief of mission" means the principal officer in charge of a diplomatic mission of the United States or of a United States office abroad which is designated by the Secretary of State as diplomatic in nature, including any individual assigned under section 502(c) of the Foreign Service Act of 1980 (Public Law 96-465) to be temporarily in charge of such a mission or office.

"Combatant commander" means the commander of a unified or specified combatant command established in accordance with 10 U.S.C. 161.

(b) *General.* (1) This clause applies when contractor personnel are required to perform in the United States Central Command (USCENTCOM) Area of Responsibility (AOR), and are not covered by the clause at DFARS 252.225-7040, Contractor Personnel Authorized to Accompany U.S. Armed Forces Deployed Outside the United States.

(2) Contract performance may require work in dangerous or austere conditions. Except as otherwise provided in the contract, the Contractor accepts the risks associated with required contract performance in such operations.

(3) Contractor personnel are civilians.

(i) Except as provided in paragraph (b)(3)(ii) of this clause, and in accordance with paragraph (i)(3) of this clause, contractor personnel are only authorized to use deadly force in self defense.

(ii) Contractor personnel performing security functions are also authorized to use deadly force when use of such force reasonably appears necessary to execute their security mission to protect assets/persons, consistent with the terms and conditions contained in the contract or with their job description and terms of employment.

(4) Service performed by contractor personnel subject to this clause is not active duty or service under 38 U.S.C. 106 note.

(c) *Support.* Unless specified elsewhere in the contract, the Contractor is responsible for all logistical and security support required for contractor personnel engaged in this contract.

(d) *Compliance with laws and regulations.* The Contractor shall comply with, and shall ensure that its personnel in the USCENTCOM AOR are familiar with and comply with, all applicable—

(1) United States, host country, and third country national laws;

(2) Treaties and international agreements;

(3) United States regulations, directives, instructions, policies, and procedures; and

(4) Force protection, security, health, or safety orders, directives, and instructions issued by the Combatant Commander; however, only the Contracting Officer is authorized to modify the terms and conditions of the contract.

(e) *Preliminary personnel requirements.* (1) Specific requirements for paragraphs (e)(2)(i) through (e)(2)(vi) of this clause will be set forth in the statement of work, or elsewhere in the contract.

(2) Before contractor personnel depart from the United States or a third country, and before contractor personnel residing in the host country begin contract performance in the USCENTCOM AOR, the Contractor shall ensure the following:

(i) All required security and background checks are complete and acceptable.

(ii) All personnel are medically and physically fit and have received all required vaccinations.

(iii) All personnel have all necessary passports, visas, entry permits, and other documents required for contractor personnel to enter and exit the foreign country, including those required for in-transit countries.

(iv) All personnel have received theater clearance, if required by the Combatant Commander.

(v) All personnel have received personal security training. The training must at a minimum—

(A) Cover safety and security issues facing employees overseas;

(B) Identify safety and security contingency planning activities; and

(C) Identify ways to utilize safety and security personnel and other resources appropriately.

(vi) All personnel have received isolated personnel training, if specified in the contract. Isolated personnel are military or civilian personnel separated from their unit or organization in an environment requiring them to survive, evade, or escape while awaiting rescue or recovery.

(vii) All personnel who are U.S. citizens are registered with the U.S. Embassy or Consulate with jurisdiction over the area of operations on-line at http://www.travel.state.gov.

(3) The Contractor shall notify all personnel who are not a local national or ordinarily resident in the host country that—

(i) Such employees, and dependents residing with such employees, who engage in conduct outside the United States that would constitute an offense punishable by imprisonment for more than one year if the conduct had been engaged in within the special maritime and territorial jurisdiction of the United States, may potentially be subject to the criminal jurisdiction of the United States (see the Military Extraterritorial Jurisdiction Act of 2000 (18 U.S.C. 3261 *et seq.*);

(ii) Pursuant to the War Crimes Act, 18 U.S.C. 2441, Federal criminal jurisdiction also extends to conduct that is determined to constitute a violation of the law of war when committed by a civilian national of the United States;

(iii) Other laws may provide for prosecution of U.S. nationals who commit offenses on the premises of United States diplomatic, consular, military or other Government missions outside the United States (18 U.S.C. 7(9)).

(f) *Processing and departure points.* The Contractor shall require its personnel who are arriving from outside the area of performance to perform in the USCENTCOM AOR to—

(1) Process through the departure center designated in the contract or complete another process as directed by the Contracting Officer;

(2) Use a specific point of departure and transportation mode as directed by the Contracting Officer; and

(3) Process through a reception center as designated by the Contracting Officer upon arrival at the place of performance.

(g) *Personnel data.* (1) The Contractor shall enter, before deployment, or if already in the USCENTCOM AOR, enter upon becoming an employee under this contract, and maintain current data, including departure date, for all contractor personnel, including U.S. citizens, U.S. legal aliens, third country nationals, and local national contractor personnel, who are performing this contract in the USCENTCOM AOR. This requirement excludes—

- Personnel hired under contracts for which the period of performance is less than 30 days; and
- Embarked contractor personnel, while afloat, that are tracked by the Diary Message Reporting System.

(2) The automated web-based system to use for this effort is the Synchronized Predeployment and Operational Tracker (SPOT). Follow these steps to register in and use SPOT:

(i) SPOT registration can be accomplished by either a Common Access Card or through an Army Knowledge Online (AKO) account.

(ii) In order to obtain an AKO account, the Contractor shall—

(A) Request the Contracting Officer or other Government point of contract to sponsor its AKO guest account;
(B) Go to http://www.us.army.mil;
(C) Enter the AKO sponsor username; and
(D) After AKO registration, contact the sponsor to confirm registration.

(iii) *Registration in SPOT.*

(A) Register for a SPOT account at https://iel.kc.us.army.mil/spotregistration/.

(B) The customer support team must validate user need. This process may take 2 business days. Company supervisors will be contacted to determine the appropriate level of user access.

(iv) *Access to SPOT.* Upon approval, all users will access SPOT at https://iel.kc.us.army.mil/spotracker.

(v) *SPOT Questions.* Refer SPOT application assistance questions to the Customer Support Team at 717-506-1358 or SPOT@technisource.com.

(3) The Contractor shall ensure that all employees in the database have a current DD Form 93, Record of Emergency Data Card, on file with both the Contractor and the designated Government official. The Contracting Officer will inform the Contractor of the Government official designated to receive the data card.

(h) *Contractor personnel.* The Contracting Officer may direct the Contractor, at its own expense, to remove and replace any contractor personnel who fail to comply with or violate applicable requirements of this contract. Such action may be taken at the Government's discretion without prejudice to its rights under any other provision of this contract, including termination for default or cause.

(i) *Weapons.* (1) If the Contracting Officer, subject to the approval of the Combatant Commander, authorizes the carrying of weapons—

(i) The Contracting Officer may authorize an approved Contractor to issue Contractor-owned weapons and ammunition to specified employees; or

(ii) The ________ [*Contracting Officer to specify individual, e.g. Contracting Officer Representative, Regional Security Officer, etc,*] may issue Government-furnished weapons and ammunition to the Contractor for issuance to specified contractor employees.

(2) The Contractor shall provide to the Contracting Officer a specific list of personnel for whom authorization to carry a weapon is requested.

(3) The Contractor shall ensure that its personnel who are authorized to carry weapons—

(i) Are adequately trained to carry and use them—

(A) Safely;

(B) With full understanding of, and adherence to, the rules of the use of force issued by the Combatant Commander; and

(C) In compliance with applicable Department of Defense and agency policies, agreements, rules, regulations, and other applicable law;

(ii) Are not barred from possession of a firearm by 18 U.S.C. 922; and

(iii) Adhere to all guidance and orders issued by the Combatant Commander regarding possession, use, safety, and accountability of weapons and ammunition.

(4) Upon revocation by the Contracting Officer of the Contractor's authorization to possess weapons, the Contractor shall ensure that all Government-furnished weapons and unexpended ammunition are returned as directed by the Contracting Officer.

(5) Whether or not weapons are Government-furnished, all liability for the use of any weapon by contractor personnel rests solely with the Contractor and the Contractor employee using such weapon.

(j) *Vehicle or equipment licenses.* Contractor personnel shall possess the required licenses to operate all vehicles or equipment necessary to perform the contract in the area of performance.

(k) *Military clothing and protective equipment.* (1) Contractor personnel are prohibited from wearing military clothing unless specifically authorized by the Combatant Commander. If authorized to wear military clothing, contractor personnel must wear distinctive patches, arm bands, nametags, or headgear, in order to be distinguishable from military personnel, consistent with force protection measures.

(2) Contractor personnel may wear specific items required for safety and security, such as ballistic, nuclear, biological, or chemical protective equipment.

(l) *Evacuation.* (1) If the Chief of Mission or Combatant Commander orders a mandatory evacuation of some or all personnel, the Government will provide to United States and third country national contractor personnel the level of assistance provided to private United States citizens.

(2) In the event of a non-mandatory evacuation order, the Contractor shall maintain personnel on location sufficient to meet contractual obligations unless instructed to evacuate by the Contracting Officer.

(m) *Personnel recovery.* In the case of isolated, missing, detained, captured or abducted contractor personnel, the Government will assist in personnel recovery actions in accordance with DoD Directive 2310.2, Personnel Recovery.

(n) *Notification and return of personal effects.* (1) The Contractor shall be responsible for notification of the employee-designated next of kin, and notification as soon as possible to the U.S. Consul responsible for the area in which the event occurred, if the employee—

(i) Dies;

(ii) Requires evacuation due to an injury; or

(iii) Is isolated, missing, detained, captured, or abducted.

(2) The Contractor shall also be responsible for the return of all personal effects of deceased or missing contractor personnel, if appropriate, to next of kin.
(o) *Mortuary affairs.* Mortuary affairs for contractor personnel who die in the area of performance will be handled in accordance with DoD Directive 1300.22, Mortuary Affairs Policy.

(p) *Changes.* In addition to the changes otherwise authorized by the Changes clause of this contract, the Contracting Officer may, at any time, by written order identified as a change order, make changes in place of performance or Government-furnished facilities, equipment, material, services, or site. Any change order issued in accordance with this paragraph shall be subject to the provisions of the Changes clause of this contract.
(q) *Subcontracts.* The Contractor shall incorporate the substance of this clause, including this paragraph (q), in all subcontracts that require subcontractor personnel to perform in the USCENTCOM AOR.
(End of clause)

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.219-9	Small Business Subcontracting Plan	APR 2008
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	FEB 2008
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-50	Combating Trafficking in Persons	AUG 2007
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1	Authorization and Consent	DEC 2007
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.243-1	Changes--Fixed Price	AUG 1987
52.243-7	Notification Of Changes	APR 1984
52.244-6	Subcontracts for Commercial Items	MAR 2007

52.246-23	Limitation Of Liability	FEB 1997
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
252.201-7000	Contracting Officer's Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.223-7001	Hazard Warning Labels	DEC 1991
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7003	Changes In Place Of Performance--Ammunition And Explosives	DEC 1991
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007

Termination For D!
52.249-8

CLAUSES INCORPORATED BY FULL TEXT

252.247-7023 Transportation of Supplies by Sea (MAY 2002)

(a) Definitions. As used in this clause --

(1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract.

(2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if--

(i) This contract is a construction contract; or

(ii) The supplies being transported are--

(A) Noncommercial items; or

(B) Commercial items that--

(1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it contracts for f.o.b. destination shipment);

(2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or

(3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643.

(c) The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that --

(1) U.S.-flag vessels are not available for timely shipment;

(2) The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(d) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

(1) Type, weight, and cube of cargo;

(2) Required shipping date;

(3) Special handling and discharge requirements;

(4) Loading and discharge points;

(5) Name of shipper and consignee;

(6) Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW., Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information:

(1) Prime contract number;

(2) Name of vessel;

(3) Vessel flag of registry;

(4) Date of loading;

(5) Port of loading;

(6) Port of final discharge;

(7) Description of commodity;

(8) Gross weight in pounds and cubic feet if available;

(9) Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

(f) The Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

(1) No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY

TOTAL____

(g) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(h) In the award of subcontracts for the types of supplies described in paragraph (b)(2) of this clause, the Contractor shall flow down the requirements of this clause as follows:

(1) The Contractor shall insert the substance of this clause, including this paragraph (h), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (h), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(End of clause)

AMCAC 52.0242-4003, GOVERNMENT-CONTRACTOR RELATIONSHIPS (SEP 1999)

a. The Government and the contractor understand and agree that the services to be delivered under this contract by the contractor to the Government are non-personal services and the parties recognize and agree that no employer-employee or master-servant relationships exist or will exist under the contract between the Government and the contractor and/or between the Government and the contractor's employees. It is therefore, in the best interest of the Government to afford the parties a full and complete understanding of their respective obligations.

b. Contractor personnel under this contract shall not:

(1) be placed in a position where they are appointed or employed by a Federal Officer, or are under the supervision, direction, or evaluation of a Federal Officer, Military or Civilian.

(2) be placed in a staff or policymaking position.

(3) be placed in a position of command, supervision, administration or control over DA Military or Civilian Personnel, or personnel of other contractors, or become a part of the Government organization.

(4) be used for the purpose of avoiding manpower ceilings or other personnel rules and regulations of DA or the Civil Service Commission.

(5) be used in administration or supervision of military procurement activities.

c. Employee Relationship:

(1) The services to be performed under this contract do not require the contractor or its employees to exercise personal judgment and discretion on behalf of the Government, but rather the contractor's employees will act and exercise personal judgment and discretion on behalf of the contractor.

(2) Rules, regulations, directions, and requirements that are issued by command authorities under their responsibility for good order, administration, and security are applicable to all personnel who enter the installation, or who travel on Government transportation. This is not to be construed or interpreted to establish any degree of Government control that is inconsistent with a non-personal services contract.

TRANSMISSION VERIFICATION REPORT

TIME : 01/14/2009 09:21
NAME : RDECOM
FAX : 4102780894
TEL :
SER.# : BROD6J453589

DATE,TIME	01/14 09:05
FAX NO./NAME	918774264270
DURATION	00:15:15
PAGE(S)	52
RESULT	OK
MODE	STANDARD ECM

SOLICITATION, OFFER AND AWARD

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700). RATING: DO-C9E. PAGE 1 OF PAGES 52

2. CONTRACT NO.	3. SOLICITATION NO.	4. TYPE OF SOLICITATION	5. DATE ISSUED	6. REQUISITION/PURCHASE NO.
W91CRB-09-C-0014	W91CRB-08-R-0085	[ ] SEALED BID (IFB) [X] NEGOTIATED (RFP)	18 Jul 2008	SEE SCHEDULE

7. ISSUED BY CODE W91CRB
US ARMY RDECOM ACQ CTR - W91CRB
4118 SUSQUEHANNA AVENUE
ABERDEEN PROVING GROUND MD 21005-3013
TEL:
FAX:

8. ADDRESS OFFER TO (If other than Item 7) CODE
See Item 7
TEL:
FAX:

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".

SOLICITATION

9. Sealed offers in original and 4 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in Bldg. 4118, APG, MD 21005 until 01:00 PM (Hour) local time 03 Sep 2008 (Date)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All offers are subject to all terms and conditions contained in this solicitation.

10. FOR INFORMATION CALL: A. NAME [illegible] B. TELEPHONE (include area code) (NO COLLECT CALLS) 410-278-[illegible] C. E-MAIL ADDRESS [illegible]

11. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	43-52
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 22			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	23 - 25		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	26 - 27			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	28 - 31		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	32 - 34				
X	G	CONTRACT ADMINISTRATION DATA	35 - 41		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	42		M	EVALUATION FACTORS FOR AWARD	

OFFER (Must be fully completed by offeror)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.

12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

13. DISCOUNT FOR PROMPT PAYMENT (See Section I, Clause No. 52.232-8): Net 30 Days

14. ACKNOWLEDGMENT OF AMENDMENTS (The offeror acknowledges receipt of amendments to the SOLICITATION for offerors and related documents numbered and dated):	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE
	1 and 2	6 Aug / 8 Aug 08	5 and 6	26 Aug / 27 Aug 08
	3 and 4	18 Aug / 22 Aug 08		

15A. NAME CODE 4DHW8 FACILITY 16. NAME AND TITLE OF PERSON AUTHORIZED TO

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Transaction Information

Award Type:	Definitive Contract	Prepared Date:	01/13/2009 10:55:00	Prepared User:	LISA.J.YAMAKAWA.W91CRB@US.ARMY.M
Award Status:	Draft	Last Modified Date:	01/13/2009 11:11:42	Last Modified User:	LISA.J.YAMAKAWA.W91CRB@US.ARMY.M

Document Information

	Agency	Procurement Identifier	Modification No	Trans No
Award ID:*	9700	W91CRB09C0014	0	0
Referenced IDV ID:				
Reason For Modification:	PLEASE SELECT BY CLICKING THE (...) BUTTON			
Solicitation ID:	W91CRB08R0085			

Dates		Amounts	
Date Signed:*	01/13/2009	Action Obligation:*	$30,213,134.00
Effective Date:*	01/13/2009	Base And Exercised Options Value:*	$30,213,134.00
Completion Date:*	01/08/2010	Base And All Options Value:*	$30,213,134.00
Est. Ultimate Completion Date:*	05/30/2010	Fee Paid for Use of Indefinite Delivery Vehicle:	$0.00

Purchaser Information

Contracting Office Agency ID:*	2100	Contracting Office Agency Name:	DEPT OF THE ARMY
Contracting Office ID:*	W91CRB	Contracting Office Name:	W6QK RDECOM CONTR CTR
Funding Agency ID:*	2100	Funding Agency Name:	DEPT OF THE ARMY
Funding Office ID:	W91CRB	Funding Office Name:	W6QK RDECOM CONTR CTR
Funded By Foreign Entity:*		Reason For Inter-Agency Contracting:	Select One

Contractor Information **Socio Economic Data**

CCR Exception: PLEASE SELECT CCR EXCEPTION BY CLICKING THE ELLIPSIS (...) BUTTON

Vendor Name:	BULOVA TECHNOLOGIES ORDINANCE			
DBAN:		Veteran Owned	Asian Pacific	Tribal Government
Street:	125 SOUTH EAST SWISHER RD	8(a) Firm	Service Disabled Vet	Black Owned
Street2:		Hub Zone	Local Government	Native American
City:	MAYO	SDB	Minority Institution	Asian Indian
State:	FL Zip: 320666407	JWOD (Sheltered Workshop)	American Indian	Non-Profit Organizatic
Congressional District:	FLORIDA 02	HBCU	State Government	Hispanic Owned
Country:	UNITED STATES	Educational Institution	Federal Government	Emerging Small
Phone:	(386) 294-3634	Women Owned	Minority Owned Business	Hospital
Fax No:	(386) 294-4330			
DUNS No:*	6117273190000			
Contractor Name From Contract:*	BULOVA TECHNOLOGIES ORDINANC			

Organization Type	Number of Employees	Annual Revenue
OTHER	45	$3,000,000

Contract Data

Type of Contract:*	Fixed Price
Multi Year Contract:*	
Major Program:	
National Interest Action:*	None
Cost Or Pricing Data:*	No
Purchase Card Used As Payment Method:*	
Letter Contract:*	
Performance Based Service Acquisition:*	

• FY 2004 and prior; 80% or more spe..ied as performance requirement
• FY 2005 and later; 50% or more specified as performance requirement

Contingency Humanitarian Peacekeeping Operation:	Select One
Contract Financing:*	Not Applicable
Cost Accounting Standards Clause:	
Number Of Actions:*	1
Consolidated Contract:*	

Legislative Mandates

Clinger Cohen Act:*	
Service Contract Act:*	
Walsh-Healey Act:*	
Davis Bacon Act:*	

Principal Place of Performance

Principal Place Of Performance Code (State, Location, Country):*	BU
Principal Place Of Performance County Name:	
Principal Place Of Performance City Name:	BULGARIA
Congressional District Place Of Performance:	
Place Of Performance Zip Code(+4):*	-

Product Or Service Information

Product/Service Code:*	1095	Description: MISCELLANEOUS WEAPONS
Principal NAICS Code:*	332994	Description: SMALL ARMS MANUFACTURING
Bundled Contract:*	Not a bundled requirement	
System Equipment Code:*	000	
Country of Product or Service Origin:*	RS	RUSSIA
Place of Manufacture:*	Mfg outside U.S. - Use outside the United States	
Use Of Recovered Material:*	No Clauses Included	
InfoTech Commercial Item Category:	Not IT Products or Services	
Claimant Program Code:*	C9E	Description: ALL OTHERS NOT IDENTIFIABLE TO ANY OTHER P
Sea Transportation:*	No	
GFE/GFP Provided Under This Action:*		
Use Of EPA Designated Products:*	Meets Requirements	
Description Of Requirement:* *(4000 characters)*	Non Standard Weapons	

Competition Information

Extent Competed For Referenced IDV:	
Extent Competed:	Full and Open Competition
Solicitation Procedures:*	Negotiated Proposal/Quote
Type Of Set Aside:*	No set aside used.
Evaluated Preference:*	No Preference used
SBIR/STTR:	Select One
Statutory Exception To Fair Opportunity:	Select One
Reason Not Competed:	Select One
Local Area Set Aside:*	No
Number Of Offers Received:*	0

Small Business Competitiveness Demonstration Program:		Pre Award FBO Synopsis:*	
Commercial Item Test Program:		SBA/OFPP Synopsis Waiver Pilot:*	
Commercial Item Acquisition Procedures:*		Alternative Advertising:*	
		A76 Action:*	

Preference Programs / Other Data

Contracting Officer's Business Size Selection:*	Other than Small Business

Subcontract Plan:*	Plan Not Required
Price Evaluation Percent Difference:	0 %
Reason Not Awarded To Small Disadvantaged Business:	SDB Solicited and No Offer Received
Reason Not Awarded To Small Business:	SB Solicited and Offer was Not Low

8/26/2010

SUBJECT: Termination for Default of Bulova Technologies Ordinance, Contract W91CRB-09-C-0014

1. Purpose: To provide information on purchase of undelivered foreign weapons on terminated Bulova Technologies contract from respective sub-contractors.

2. Facts.

a. Contract W91CRB-09-C-0014 was awarded on 13 January 2009 by the U.S. Army Research, Development and Engineering Command Contracting Center (RDECOM-CC) to Bulova Technologies Ordinance Systems LLC, for the purchase of non-standard foreign weapons on FMS Cases IQ-B-APG and IQ-B-VBK. Bulova's sources of supply were sub-contractors in Bulgaria, Romania and Serbia. The contract was terminated for default on 30 July 2010. Undelivered weapons on the contract include 4,500 PKM Machine Guns and 3,134 PSL Sniper Rifles on IQ-B-APG and 94 NSV Heavy Machine Guns on IQ-B-VBK.

b. Contract value of the undelivered weapons:

4,500 PKM Machine Guns - $10,507,500.00
3,134 PSL Sniper Rifles - $3,281,298.00
94 NSV Heavy Machine Guns - $1,256,498.00

c. On 4 August 2010 Bulova terminated their sub-contracts with each of the sub-contractors in Bulgaria, Romania and Serbia.

e. The RDECOM-CC Contracting Officer has scheduled a termination conference on 1 September 2010 with Bulova and all their sub-contractors. USASAC-G4 will attend.

f. The Contracting Officer has requested estimated pricing for the re-purchase of the undelivered weapons already produced and inspected by DCMA from each of the following subcontractors:

Arsenal Company
100, Rozova Dolina St.
6100 Kazanlak, Bulgaria
POC: Mr. Hristo Ibushev
Phone: 359886433117

Description	Quantity	Unit Price, USD	Total Price, USD
7.62x54mm arsenal Machine Gun MG-1M with intergral bi-pod (PKM)	500	1,900.00 USD	0.00 USD
7.62x54mm arsenal Machine Gun MG-1M with intergral bi-pod (PKM)	4,000	1,900.00 USD	7,600,000.00 USD
Transport cost from Bulgarian Airport to Baghdad International Airport, Iraq	4 Aircraft Shipments	130,000.00 USD	520,000.00 USD
Re-procurement Cost		Total	8,120,000.00 USD

Yugoimport/Zastava Arms
Kosovska 4
34000 Kragujevac, Serbia
POC Ms. Marina Vuksanovic, Director of Division fo America and Europe
Phone: 381112224210

Description	Quantity	Unit Price, USD	Total Price, USD
12.7x108mm Heavy Machine Gun, NSV	94	*1,367.00 USD	*1,285,000.00 USD
Transport cost from Serbia, Belgrade Airport to Baghdad International Airport, Iraq	1 Aircraft Shipments	125,000.00 USD	125,000.00 USD
Re-procurement Cost		Total	1,410,000.00 USD

*This is an estimate cost until Yugoimport provides actual costs after legal advice as to the status of terminated contract with prime (Bulova). As of 8/25/2010 RDECOM CC is still waiting on price quote.

g. The Contract Officer has confirmed that the following subcontractor has not produced the following non-standard weapons:

RomArm - Fabrica De Arme Cugir
21 Decembreie 1898 Street No. 1
525600, Cugir, Romania
POC: Mr. Francisc Kudler
Phone: 40730020450

Description	Quantity	Unit Price, USD	Total Price, USD
Romak-3/PSL Sniper Rifle with Scope, Includes: 3 each 10 round magazines per rifles, 1 cleaning kit per rifle	3,134	*1,047.00 USD	*3,281,129.80 USD
Spotter scopes for use w/Romak PSL	30	*292.00 USD	*8,760.00 USD
Transport cost from Serbia, Belgrade Airport to Baghdad International Airport, Iraq	TBD	TBD	TBD
Re-procurement Cost		Total	3,289,889.80 USD

*This is an estimate cost until Roarm provides actual costs after legal advice. Romarm has not started production and no weapons have been produced to date.

h. The Contracting Officer cannot commence formal negotiations with the sub-contractors until after the termination conference on 1 September 2010.

3. Way Ahead.

a. Based on estimates received from sub-contractors for re-purchase of the weapons, additional funding requirements will be coordinated with ISAF.

b. Upon completion of 1 September 2010 termination conference with Bulova, REDECOM-CC will commence formal negotiations with sub-contractors. USASAC-G4 will be participate in the formal negotiations.

c. Upon receipt of required funding RDECOM-CC will award a contract with each respective sub-contractor to re-purchase the foreign weapons.

d. Should negotiations with sub-contractors fail a new procurement action would be required. The new procurement action would be worked by TACOM.

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOA6	Page 1 Of 2

2. Contract (Proc. Inst. Ident) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
W52P1J-06-D-0014	2006MAY12	SEE SCHEDULE

5. Issued By Code W52P1J

HQ AFSC
AMSFS-CCA-M
CARL MCDONALD (309)782-3916
ROCK ISLAND, IL 61299-6500

BLDGS 350 & 390

e-mail address: CARL.MCDONALD1@US.ARMY.MIL

6. Administered By (If Other Than Item 5) Code S3912A

DCMA CENTRAL PENNSYLVANIA
201 PENN STREET
SUITE 201
READING, PA 19601-4050

SCD B PAS NONE ADP PT SC1012

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)

BULOVA TECHNOLOGIES L.L.C.
101 N. QUEEN ST.
PO BOX 4787
LANCASTER, PA 17604-4787

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 28726 Facility Code

8. Delivery

☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For Code

SEE SCHEDULE

12. Payment Will Be Made By Code HQ0337

DFAS COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
P.O. BOX 182266
COLUMBUS, OH 43218-2266

13. Authority For Using Other Than Full And Open Competition:

☒ 10 U.S.C. 2304(c)(?) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			

Contract Expiration Date: 2011DEC31

15G. Total Amount Of Contract ➔ $0.00

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses	
X	A	Solicitation/Contract Form	1		I	Contract Clauses	
	B	Supplies or Services and Prices/Costs				Part III - List Of Documents, Exhibits, And Other Attachments	
	C	Description/Specs./Work Statement			J	List of Attachments	
	D	Packaging and Marking				Part IV - Representations And Instructions	
	E	Inspection and Acceptance			K	Representations, Certifications, and	
	F	Deliveries or Performance				Other Statements of Offerors	
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors	
	H	Special Contract Requirements			M	Evaluation Factors for Award	

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number ________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer

MARK HALDEMAN
MARK.HALDEMAN@US.ARMY.MIL (309)782-3414

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006MAY12

CONTINUATION SHEET	Reference No. of Document Being Continued PIIN/SIIN W52P1J-06-D-0014 MOD/AMD	Page 2 of 2

Name of Offeror or Contractor: BULOVA TECHNOLOGIES L.L.C.

SECTION A - SUPPLEMENTAL INFORMATION

1. THIS DOCUMENT REPRESENTS THE AWARD OF RFP W52P1J-05-R-0011 FOR THE M117 SIMULATOR, BOOBY TRAP, FLASH, NSN 1370-00-028-5256, PART NUMBER 13013039, M118 SIMULATOR, BOOBY TRAP, ILLUMINATION, NSN 1370-01-536-8398, PART NUMBER 13013040, AND M119 SIMULATOR, BOOBY TRAP, WHISTLING, NSN 1370-01-536-8400, PART NUMBER 13013041.

2. THE TERMS AND CONDITIONS OF RFP W52P1J-05-R-0011, THE LETTER DATED 11 APRIL 2006, EXTENDING OFFERED PRICES UNTIL 15 MAY 2006 AND THE SIGNED PROPOSAL SUBMITTED BY BULOVA TECHNOLOGIES, LLC, SIGNED 14 FEBRUARY 2006, IN RESPONSE TO RFP W52P1J-05-R-0011, ARE HEREBY INCORPORATED BY REFERENCE.

3. AWARD IS MADE ON AN F.O.B. ORIGIN BASIS WITH FIRST ARTICLE REQUIREMENTS FOR ALL THREE SIMULATORS,

4. THIS CONTRACT AWARD REPRESENTS A FIVE-YEAR INDEFINITE DELIVERY - INDEFINITE QUANTITY (IDIQ) CONTRACT AND IS BEING AWARDED ON A "NO COST" BASIS. ANY REQUIREMENTS AWARDED UNDER THIS CONTRACT WILL BE OBLIGATED ON INDIVIDUAL DELIVERY ORDERS AND IN ACCORDANCE WITH THE PRICING MATRIX SUBMITTED UNDER THE RFP.

5. THE ISSUING OFFICE OF THIS CONTRACT IS THE ONLY AUTHORIZED ORGANIZATION ALLOWED TO PLACE DELIVERY ORDERS AGAINST THIS CONTRACT.

*** END OF NARRATIVE A 001 ***

AWARD/CONTRACT

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 700)	Rating DOA6	Page 1 Of 2
2. Contract (Proc. Inst. Ident) No. N52P1J-06-D-0014	3. Effective Date 2006MAY12	4. Requisition/Purchase Request/Project No. SEE SCHEDULE	

5. Issued By Code N52P1J
HQ AFSC
AMSFS-CCA-M
CARL MCDONALD (309)782-3916
ROCK ISLAND, IL 61299-6500

BLDGS 350 & 390
e-mail address: CARL.MCDONALD1@US.ARMY.MIL

6. Administered By (If Other Than Item 5) Code S3912A
DCMA CENTRAL PENNSYLVANIA
201 PENN STREET
SUITE 201
READING, PA 19601-4050

SCD B PAS NONE ADP PT SC1012

7. Name And Address Of Contractor (No. Street, City, County, State, And Zip Code)
BULOVA TECHNOLOGIES L.L.C.
101 N. QUEEN ST.
PO BOX 4787
LANCASTER, PA 17604-4787

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 28726 Facility Code

8. Delivery
☐ FOB Origin ☒ Other (See Below) SEE SCHEDULE

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: Item 12

11. Ship To/Mark For Code
SEE SCHEDULE

12. Payment Will Be Made By Code HQ0337
DFAS COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
P.O. BOX 182266
COLUMBUS, OH 43218-2266

13. Authority For Using Other Than Full And Open Competition:
☒ 10 U.S.C. 2304(c)(7) ☐ 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Schedule Of Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			

Contract Expiration Date: 2011DEC31

15G. Total Amount Of Contract $0.00

16. Table Of Contents

(X)	Section	Description	Page(s)	(X)	Section	Description	Page(s)
		Part I - The Schedule				Part II - Contract Clauses	
X	A	Solicitation/Contract Form	1		I	Contract Clauses	
	B	Supplies or Services and Prices/Costs				Part III - List Of Documents, Exhibits, And Other Attachments	
	C	Description/Specs./Work Statement			J	List of Attachments	
	D	Packaging and Marking				Part IV - Representations And Instructions	
	E	Inspection and Acceptance			K	Representations, Certifications, and	
	F	Deliveries or Performance				Other Statements of Offerors	
	G	Contract Administration Data			L	Instrs., Conds., and Notices to Offerors	
	H	Special Contract Requirements			M	Evaluation Factors for Award	

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. ☐ Contractor's Negotiated Agreement (Contractor is required to sign this document and return ________ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☒ Award (Contractor is not required to sign this document.) Your offer on Solicitation Number ____________________ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer
MARK HALDEMAN
MARK.HALDEMAN@US.ARMY.MIL (309)782-3414

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ____________ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2006MAY12

Name of Offeror or Contractor: BULOVA TECHNOLOGIES L.L.C.

SECTION A - SUPPLEMENTAL INFORMATION

1. THIS DOCUMENT REPRESENTS THE AWARD OF RFP W52P1J-05-R-0011 FOR THE M117 SIMULATOR, BOOBY TRAP, FLASH, NSN 1370-00-028-5256, PART NUMBER 13013039, M118 SIMULATOR, BOOBY TRAP, ILLUMINATION, NSN 1370-01-536-8398, PART NUMBER 13013040, AND M119 SIMULATOR, BOOBY TRAP, WHISTLING, NSN 1370-01-536-8400, PART NUMBER 13013041.

2. THE TERMS AND CONDITIONS OF RFP W52P1J-05-R-0011, THE LETTER DATED 11 APRIL 2006, EXTENDING OFFERED PRICES UNTIL 15 MAY 2006 AND THE SIGNED PROPOSAL SUBMITTED BY BULOVA TECHNOLOGIES, LLC, SIGNED 14 FEBRUARY 2006, IN RESPONSE TO RFP W52P1J-05-R-0011, ARE HEREBY INCORPORATED BY REFERENCE.

3. AWARD IS MADE ON AN F.O.B. ORIGIN BASIS WITH FIRST ARTICLE REQUIREMENTS FOR ALL THREE SIMULATORS,

4. THIS CONTRACT AWARD REPRESENTS A FIVE-YEAR INDEFINITE DELIVERY - INDEFINITE QUANTITY (IDIQ) CONTRACT AND IS BEING AWARDED ON A "NO COST" BASIS. ANY REQUIREMENTS AWARDED UNDER THIS CONTRACT WILL BE OBLIGATED ON INDIVIDUAL DELIVERY ORDERS AND IN ACCORDANCE WITH THE PRICING MATRIX SUBMITTED UNDER THE RFP.

5. THE ISSUING OFFICE OF THIS CONTRACT IS THE ONLY AUTHORIZED ORGANIZATION ALLOWED TO PLACE DELIVERY ORDERS AGAINST THIS CONTRACT.

*** END OF NARRATIVE A 001 ***

AWARD/CONTRACT	1. This Contract Is A Rated Order Under DPAS (15 CFR 350) ▶	Rating DOA6	Page 1 Of 54 Pages

2. Contract (Proc. Inst. Ident.) No.	3. Effective Date	4. Requisition/Purchase Request/Project No.
W52P1J-09-D-0066	2009SEP28	SEE SCHEDULE

5. Issued By Code W52P1J

ROCK ISLAND CONTRACTING CENTER
CCRC-AM
CARL MCDONALD (309)782-3916
ROCK ISLAND, IL 61299-8000
BLDGS 350 & 390 & 60

e-mail address: CARL.MCDONALD1@US.ARMY.MIL

6. Administered By (If Other Than Item 5) Code S3403A

DCMA AMMUNITION GROUP
DCMAG-MSM
BLDG 1, ARDEC
PICATINNY, NJ 07806-5000

SCD B PAS NONE ADP PT HQ0337

7. Name And Address Of Contractor (No., Street, City, County, State and Zip Code)

BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO, FL 32066-6407

TYPE BUSINESS: Other Small Business Performing in U.S.

Code 4DHW8 Facility Code

8. Delivery

[X] FOB Origin [ ] Other (See Below)

9. Discount For Prompt Payment

10. Submit Invoices (4 Copies Unless Otherwise Specified) To The Address Shown In: ▶ Item 12

11. Ship To/Mark For Code

SEE SCHEDULE

12. Payment Will Be Made By Code HQ0337

DFAS - COLUMBUS CENTER
NORTH ENTITLEMENT OPERATIONS
P.O. BOX 182266
COLUMBUS, OH 43218-2266

13. Authority For Using Other Than Full And Open Competition:

[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. Accounting And Appropriation Data

15A. Item No.	15B. Supplies/Services	15C. Quantity	15D. Unit	15E. Unit Price	15F. Amount
SEE SCHEDULE	CONTRACT TYPE: Firm-Fixed-Price	KIND OF CONTRACT: Supply Contracts and Priced Orders			
Contract Expiration Date: 2013DEC31		15G. Total Amount Of Contract →			$0.00

16. Table Of Contents

Contracting Officer Will Complete Item 17 Or 18 As Applicable

17. [ ] Contractor's Negotiated Agreement (Contractor is required to sign this document and return ______ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [X] Award (Contractor is not required to sign this document.) Your offer on Solicitation Number W52P1J08R0085, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. Name And Title Of Signer (Type Or Print)

20A. Name Of Contracting Officer

TROY VANHYFTE
TROY.VANHYFTE@US.ARMY.MIL (309)782-1702

19B. Name of Contractor	19c. Date Signed	20B. United States Of America	20C. Date Signed
By ______ (Signature of person authorized to sign)		By /SIGNED/ (Signature of Contracting Officer)	2009SEP28

Standard Form 26 (Rev. 12/2002)
Prescribed By GSA - FAR (48 CFR) 53.214(a)

SECTION A - SUPPLEMENTAL INFORMATION

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date
A-1	52.204-7000 LOCAL	ONLINE REPRESENTATIONS AND CERTIFICATIONS APPLICATION (ORCA)	JUN/2005

Notice to All Contractors: In a final rule contained in the Federal Acquisition Circular 01- 26 (Item I, FAR Case 2002-24) published in the Federal Register on December 20, 2004, the Federal Acquisition Regulation was amended to require offerors to submit representations and certifications electronically via the Business Partner Network. Offerors shall complete an Online Representations and Certifications Application (ORCA) as soon as possible. This solicitation requires online certifications and representations. Failure to complete the ORCA registration may make the offeror ineligible for award. The ORCA can be found at http://orca.bpn.gov.

(End of narrative)

(AS7002)

A-2	52.246-4536 LOCAL	SUPPLEMENTAL INFORMATION FOR 2-D BAR CODING VERIFICATION	JUL/2005

(a) The following website and guide are provided as reference and to assist in understanding and constructing 2-D bar code item identification labels.

(1) Website for government developed bar code software, Joint Munitions Bar Code Labeler (JMBL) is:

http://www.savi.com/downloads/JMBL/index.html

(2) An introductory guide, "The Requirements and Implementation of 2-D Bar Codes on Munitions", is available upon request from HQ, JMC, AMSJM-CDA, 309-782-5206.

(b) The guide will give you background information on the what and why of 2-D bar codes for exterior shipping containers (boxes, cans, etc.) and unitized (palletized) loads. The website makes available software originally developed for government-owned, government-operated facilities. The software generates MIL-STD-129P compliant ammunition identification labels, and supports specific printers and label stock which conform to the requirements of MIL-PRF-61002A. The website also contains software user's and administrator's guides you may find helpful. The software is now made available to JMC suppliers at no charge, but comes with no warranty or support of any kind.

(End of narrative)

(AS7003)

A-3	52.252-4500 LOCAL	FULL TEXT CLAUSES	APR/2006

(a) This contract incorporates one or more clauses and provisions by reference, with the same force and effect as if they were set forth in full text. Upon request the Contracting Officer will make their full text available.

(b) The entire body of full text regulatory clauses and provisions are no longer included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. Where text has been removed three asterisks are put in its place (***).

(c) You can view or obtain a copy of all clauses and provisions on the Internet at: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

(d) All full text clauses have a 6 or 7 as the third digit of the clause number (i.e., AS7000).

(End of narrative)

(AS7001)

W52P1J-09-D-0066

ITEMS: M117, SIMULATOR, BOOBY TRAP, FLASH, NSN: 1370-01-536-8393; DODIC L598
M118, SIMULATOR, BOOBY TRAP, ILLUMINATING, NSN: 1370-01-536-8398; DODIC L599
M119, SIMULATOR, BOOBY TRAP, WHISTLING, NSN 1370-01-536-8400; DODIC L600

1. THIS DOCUMENT REPRESENTS THE CONTRACT AWARD OF REQUEST FOR PROPOSAL (RFP) W52P1J-08-R-0085 FOR THE M117 SIMULATOR, BOOBY TRAP, FLASH, NSN: 1370-01-536-8393, L598, P/N: 13013039; M118 SIMULATOR, BOOBY TRAP, ILLUMINATING, NSN: 1370-01-536-8398, L599, P/N: 13013040; AND M119 SIMULATOR, BOOBY TRAP, WHISTLING, NSN: 1370-01-536-8400, L600, P/N: 13013041 TO BULOVA TECHNOLOGIES ORDNANCE SYSTEMS, LLC. THE BASIC CONTRACT NUMBER IS W52P1J-09-D-0066.

2. THIS CONTRACT AWARD REPRESENTS A FIVE-YEAR INDEFINITE DELIVERY - INDEFINITE QUANTITY (IDIQ) CONTRACT AND IS BEING AWARDED ON A BEST VALUE BASIS. ANY REQUIREMENTS AWARDED UNDER THIS CONTRACT WILL BE OBLIGATED ON INDIVIDUAL DELIVERY ORDERS AND IN ACCORDANCE WITH THE PRICING MATRIX (ATTACHMENT 0001) SUBMITTED BY BULOVA UNDER RFP W52P1J-08-R-0085.

3. THE SIGNED PROPOSAL SUBMITTED BY BULOVA TECHNOLOGIES ORDNANCE SYSTEMS, LLC., IN RESPONSE TO RFP W52P1J-08-R-0085 IS HEREBY INCORPORATED BY REFERENCE AS ATTACHMENT 0022.

4. FIRST ARTICLE TESTING (FAT) MAY BE REQUIRED FOR ALL THREE BOOBY TRAP SIMULATORS AND WILL BE PERFORMED BY THE CONTRACTOR. FIRST ARTICLE TESTING MAY BE REQUIRED FOR POTENTIAL FOLLOW-ON ORDERS. THE FIRST ARTICLE TESTS, IF REQUIRED, SHALL BE PERFORMED WITHIN 360 DAYS AFTER ISSUANCE OF DELIVERY ORDER 0001, AND FIRST ARTICLE TESTS FOR POTENTIAL FOLLOW-ON ORDERS SHALL BE WITHIN 210 DAYS OF PLACEMENT OF ORDER, IF FAT IS REQUIRED. FAT DISPOSITION (APPROVAL/CONDITIONAL APPROVAL/DISAPPROVAL) WILL BE WITHIN 30 DAYS AFTER RECEIVING THE FAT REPORT. PRODUCTION DELIVERIES MUST COMMENCE NO LATER THAN 45 DAYS FROM FAT REPORT APPROVAL.

5. AWARD IS MADE ON AN F.O.B. ORIGIN BASIS.

6. THE GOVERNMENT DOES NOT GUARANTEE QUANTITY IN ANY YEAR OF THE CONTRACT PERIOD, WITH THE EXCEPTION OF THE GUARANTEED MINIMUM QUANTITIES IN ORDERING PERIOD 1. THE MINIMUM QUANTITIES OF 44,000 EA. M117 SIMULATORS AND 25,000 EA. M118 SIMULATORS ARE THE ONLY GUARANTEED MINIMUM QUANTITIES TO BE ISSUED UNDER THIS IDIQ PROCUREMENT AND REPRESENT THE MINIMUM QUANTITY AS DEFINED BY, AND REFERENCED IN FAR 16.504 AND FAR 52.216-22, AND OTHER CLAUSES CONTAINED WITHIN THIS CONTRACT DOCUMENT EITHER IN FULL TEXT OR BY REFERENCE. THE GUARANTEED MINIMUM QUANTITIES WILL BE ISSUED IN DELIVERY ORDER 0001, NEAR THE TIME OF THE AWARD OF THIS IDIQ CONTRACT. ALL OTHER QUANTITIES REPRESENTED ARE ESTIMATES ONLY AND DO NOT BIND THE GOVERNMENT IN ANY WAY. AN AWARD UNDER THIS SOLICITATION IN NO WAY OBLIGATES THE GOVERNMENT TO PLACE ANY ADDITIONAL ORDERS, BEYOND THE GUARANTEED MINIMUM QUANTITY.

7. THE MINIMUM AND MAXIMUM ESTIMATED QUANTITY ORDERING RANGES, AS SHOWN ON THE PRICING MATRIX AT ATTACHMENT 0001, ARE PROVIDED SOLELY FOR THE PURPOSE OF ESTABLISHING REASONABLE RANGES OF QUANTITIES AGAINST WHICH TO PROVIDE PRICES, AND TO ESTABLISH ORDERING LIMITATIONS IN THE EVENT THAT ORDERS BEYOND THE GUARANTEED MINIMUM QUANTITIES ARE ISSUED BY THE GOVERNMENT. ALSO, SEE FAR 52.216-19 TITLED "ORDER LIMITATIONS".

8. THE ORDERING PERIODS ARE AS FOLLOWS:

ORDERING PERIOD 1	DATE OF AWARD THRU 31 DECEMBER 2009
ORDERING PERIOD 2	1 JANUARY 2010 THRU 31 DECEMBER 2010
ORDERING PERIOD 3	1 JANUARY 2011 THRU 31 DECEMBER 2011
ORDERING PERIOD 4	1 JANUARY 2012 THRU 31 DECEMBER 2012
ORDERING PERIOD 5	1 JANUARY 2013 THRU 31 DECEMBER 2013

UNIT PRICES WILL BE EFFECTIVE FOR EACH CALENDAR YEAR. DELIVERY ORDERS ISSUED AGAINST THE CONTRACT WILL REFLECT THE APPLICABLE UNIT PRICES (WHICH MAY BE LATER CHANGED DUE TO THE CUMULATIVE PRICING SCHEME THAT IS SET FORTH BELOW) FOR THE TOTAL QUANTITIES (PER ITEM) AWARDED AT THE TIME THE DELIVERY ORDER IS PLACED. ALL DELIVERY ORDERS MAY BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES AT THE UNIT PRICES CORRESPONDING TO THE APPLICABLE QUANTITY AND ORDERING PERIOD. THE MONTHLY PRODUCTION QUANTITIES TO BE DELIVERED WILL COMMENCE 45 DAYS AFTER FAT APPROVAL.

THE GOVERNMENT WILL HAVE TOTAL (CUMULATIVE) PRICING FOR THE PRODUCTION CLINS AWARDED IN THE MODIFICATIONS THAT ARE ISSUED DURING THE 60 CALENDAR DAYS AFTER THE INITIAL DELIVERY ORDER, IN EACH ORDERING PERIOD. THUS, ALL PRODUCTION CLINS AWARDED DURING THE 60 CALENDAR DAY TIME PERIOD AFTER THE INITIAL DELIVERY ORDER IN EACH ORDERING PERIOD WILL HAVE CUMULATIVE (TOTAL) PRICING. THEREFORE, AT THE END OF THE 60 CALENDAR DAY TIME PERIOD, AFTER THE ISSUANCE OF THE INITIAL DELIVERY ORDER IN EACH ORDERING PERIOD, ALL PRODUCTION CLINS AWARDED DURING THAT 60 CALENDAR DAY TIME PERIOD WILL BE MODIFIED TO REFLECT THE APPROPRIATE UNIT RANGE PRICE ASSOCIATED WITH THAT 60 CALENDAR DAY TIME PERIOD'S CUMULATIVE (TOTAL) PRODUCTION QUANTITY, AND THE TOTAL CONTRACT DOLLAR AMOUNT WILL BE ADJUSTED ACCORDINGLY. ANY PRODUCTION CLINS AWARDED AFTER THE 60 CALENDAR DAY TIME PERIOD HAS ELAPSED SHALL UTILIZE NON-CUMULATIVE PRICING.

THE FOLLOWING THREE SUBPARAGRAPHS DISCUSS THE "MINIMUM" AND "MAXIMUM" ORDER QUANTITIES SET FORTH IN THE "ORDER LIMITATIONS" CLAUSE FAR 52.216-19:

a) IF THE MINIMUM ORDERING QUANTITY (M117 - 25,000, M118 - 10,000, M119 - 10,000) FOR ORDERING PERIODS 2 THROUGH 5 IS SATISFIED, THERE IS NO LONGER A MINIMUM QUANTITY THAT MUST BE MET FOR ANY ADDITIONAL ORDERS PLACED DURING THAT PERIOD (i.e. THE GOVERNMENT MAY ORDER ADDITIONAL QUANTITIES LESS THAN THE MINIMUM QUANTITY FOR EACH ITEM). FOR ADDITIONAL QUANTITIES LESS THAN THE MINIUM QUANTITY, THE UNIT PRICE UTILTZED WILL BE FROM RANGE 1 IN THE APPLICABLE ORDERING PERIOD.

b) HOWEVER, THE MAXIMUM ORDER TOTAL (VARIES BY ITEM) SHALL NOT BE EXCEEDED DURING EACH ORDERING PERIOD WITHOUT THE CONTRACTOR'S APPROVAL IN ACCORDANCE WITH THE "ORDER LIMITATIONS" CLAUSE FAR 52.216-19.

c) THE MAXIMUM ORDER TOTAL QUANTITIES FOR ALL ORDERING PERIODS ON EACH OF THE ITEMS ARE AS FOLLOWS:

M117 BT FLASH	(CLIN 0001)	1,375,000 EACH
M118 BT ILLUMINATING	(CLIN 0002)	1,000,000 EACH
M119 BT WHISTLING	(CLIN 0003)	1,000,000 EACH

NEVERTHELESS, PLEASE NOTE THAT THE GOVERNMENT DOES NOT GUARANTEE QUANTITY IN ANY YEAR OF THE CONTRACT PERIOD WITH THE EXCEPTION OF THE GUARANTEED MINIMUMS THAT WILL BE ISSUED DURING ORDERING PERIOD 1.

9. ALL DELIVERY ORDERS MAY BE ISSUED UNILATERALLY BY THE GOVERNMENT WITH FIRM DELIVERY DATES AT THE UNIT PRICE CORRESPONDING TO THE ORDERING PERIOD.

10. ACCELERATED DELIVERIES ARE NOT ACCEPTABLE WITHOUT OBTAINING PRIOR PCO APPROVAL.

11. TECHNICAL DATA PACKAGE (TDP) REVIEW: A TDP REVIEW SHALL BE PERFORMED IAW SECTION C SOW (PAGE 16, C.1). THE TDP ANALYSIS REPORT SHALL BE SUBMITTED IN ACCORDANCE WITH EXHIBITS A, B, AND C, CDRL A016 WITHIN 30 DAYS AFTER CONTRACT AWARD.

12. PRODUCIBILITY ANALYSIS: A PRODUCIBILITY ANALYSIS SHALL BE PERFORMED IAW SECTION C SOW (PAGE 17, C.2). THE PRODUCIBILITY ANALYSIS REPORT SHALL BE SUBMITTED IN ACCORDANCE WITH EXHIBITS A, B, AND C, CDRL A017 WITHIN 90 DAYS AFTER CONTRACT AWARD.

13. THE COGNIZANT CONTRACT SPECIALIST IS CARL MCDONALD (309) 782-3916 AND EMAIL CARL.MCDONALD1@US.ARMY.MIL AND THE PROCURING CONTRACTING OFFICER IS TROY VANHYFTE, CCRC-AM (309) 782-1702 AND EMAIL TROY.VANHYFTE@US.ARMY.MIL.

14. THE ISSUING OFFICE OF THIS CONTRACT IS THE ONLY AUTHORIZED ORGANIZATION ALLOWED TO PLACE DELIVERY ORDERS AGAINST THIS CONTRACT.

*** END OF NARRATIVE A0004 ***

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS				
0001	SIMULATOR, BOOBY TRAP, FLASH M117 SECURITY CLASS: Unclassified NSN: 1370-01-536-8393 PART NUMBER: 13013039 ALL UNIT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT. FOB: Origin (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin		EA		
0002	SIMULATOR, BOOBY TRAP, ILLUMINATING M118 SECURITY CLASS: Unclassified NSN: 1370-01-536-8398 PART NUMBER: 13013040 ALL UNIT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT. FOB: Origin (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin		EA		
0003	SIMULATOR, BOOBY TRAP, WHISTLING M119 SECURITY CLASS: Unclassified NSN: 1370-01-536-8400 PART NUMBER: 13013041		EA		

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	ALL UNIT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT. FOB: Origin (End of narrative B001) Inspection and Acceptance INSPECTION: Origin ACCEPTANCE: Origin				
0004	FIRST ARTICLE TEST- M117 BT FLASH SECURITY CLASS: Unclassified ALL FAT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT. INSPECTION: ORIGIN ACCEPTANCE: ORIGIN (End of narrative B001)		LO		
0005	FIRST ARTICLE TEST- M118 BT ILLUMINATING SECURITY CLASS: Unclassified ALL FAT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT. INSPECTION: ORIGIN ACCEPTANCE: ORIGIN (End of narrative B001)		LO		
0006	FIRST ARTICLE TEST- M119 BT WHISTLING SECURITY CLASS: Unclassified ALL FAT PRICES WILL BE IN ACCORDANCE WITH BULOVA'S PRICING MATRIX, WHICH IS SECTION J ATTACHMENT 0001 OF THIS CONTRACT.		LO		

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INSPECTION: ORIGIN ACCEPTANCE: ORIGIN (End of narrative B001)				
0007	ENGINEERING SERVICES SECURITY CLASS: Unclassified THIS IS AN UNPRICED CLIN FOR ENGINEERING SERVICES (REFERENCE SECTION C SOW). INDIVIDUAL ACTIONS WILL BE NEGOTIATED IN ACCORDANCE WITH SECTIONS C & H. (End of narrative B001)				
0008	CDRLS DD FORM 1423 SECURITY CLASS: Unclassified THE CONTRACTOR SHALL PREPARE AND DELIVER THE TECHNICAL DATA IN ACCORDANCE WITH THE REQUIREMENTS, QUANTITIES, AND SCHEDULES SET FORTH IN THE CONTRACT DATA REQUIREMENTS LIST (DD FORM 1423), EXHIBITS A, B, AND C IN SECTION J. (End of narrative B001) Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination			$ ** NSP **	$ ** NSP **
0009	ACCEPTANCE INSPECTION EQUIPMENT (AIE) SECURITY CLASS: Unclassified			$ ** NSP **	$ ** NSP **

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	INITIAL AIE SUBMISSION SHALL BE SUBMITTED WITHIN 180 DAYS AFTER CONTRACT AWARD. THE GOVERNMENT WILL PROVIDE DISPOSITION WITHIN 45 DAYS AFTER RECEIPT. REFERENCE CDRL A006 IN EXHIBITS A, B, & C (End of narrative B001) <u>Inspection and Acceptance</u> INSPECTION: Destination ACCEPTANCE: Destination				

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date
C-1	52.210-4501 LOCAL	DRAWINGS/SPECIFICATIONS	MAR/1988

(a) In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

(b) The following drawing(s) and specifications are applicable to this procurement:

SIMULATOR, BOOBY TRAP, FLASH M117 (NSN 1370-01-536-8393): Drawings and specifications in accordance with enclosed Technical Data Package Listing - TDPL - 13013039:19200 with revisions in effect as of 12 NOVEMBER 2008.

SIMULATOR, BOOBY TRAP, ILLUMINATING M118 (NSN 1370-01-536-8398): Drawings and specifications in accordance with enclosed Technical Data Package Listing - TDPL - 13013040:19200 with revisions in effect as of 06 NOVEMBER 2008.

SIMULATOR, BOOBY TRAP, WHISTLING M119 (NSN 1370-01-536-8400): Drawings and specifications in accordance with enclosed Technical Data Package Listing - TDPL - 13013041:19200 with revisions in effect as of 05 NOVEMBER 2008.

The Following Engineering Exceptions Apply To This Procurement Action(s):

To all drawings and associated documents without a distribution statement, add Distribution A.

Change Distribution Statement from "B" to "A" for spec MIL-DTL-11195

Drawings 8848590 and 9354577, Note 3: Delete TT-E-516 and Replace with MIL-DTL-11195.

Drawing 8848590, Notes 10 & 11: Delete Vendor Part Numbers 8870K17 and 080181-000S.

Drawing 9354577, Notes 8 & 9: Delete Vendor Part Numbers 8870K17 and 080181-000S.

Drawing 13013128, MIL-Q-378 is still valid on the TDPL.

Drawing 130130376, In Note 10: Change from: ".PACK SIMULATORS WHILE STILL WARM." to: ". ONCE REMOVED FROM OVEN SIMULATORS SHALL NOT BE ALLOWED COOL BELOW 80 DEGREES F OR AMBIENT TEMPERATURE BEFORE PACKAGING IN VAPOR BARRIER BAG."

QS 8794342, Sheet 2, Part III: Add an additional column "VERIFICATION LEVEL" to the right of "INSPECTION METHOD" and add verification level "IV" for Major 101, and verification level "II" for Minor 201.

SIMULATOR, BOOBY TRAP, FLASH M117 (NSN 1370-01-536-8393), THE FOLLOWING EXCEPTIONS APPLY:

MIL-S-10521K, Quality Conformance Inspection Tables (4.4.2.X): Change all Criticals from "100%" to "100% and VII", all Majors from "0.40%" to "IV" and change all Minors from "0.65%" or "1.00%" to "II".

TDPL:

DOCUMENT	DELETE	SUBSTITUTE	ADD
150-2-1	Rev L	-	-
ACV00561	Rev E	-	-
ACV00561	-	-	Rev F
TT-E-516	X	MIL-DTL-11195	-
8870K17	X	-	-
080181-000S	X	-	-
1948-4116	-	-	Rev
NCSDS 19	-	-	Rev G
NCSDS 20	-	-	Rev L
NCSDS 32	-	-	Rev F
NCSDS 38	-	-	Rev F
NCSDS 42	-	-	Rev C

HCSDS 43	-	-	Rev D
HCSDS 223	-	-	Rev F
ECP R07K3015	-	-	NOR 4 (Sht 5)
ECP R08Q2008	-	-	NOR 1 (Sht 2)
ECP R08Q2008	-	-	NOR 2 (Sht 3)
ECP R08Q2008	-	-	NOR 3 (Sht 4)
ECP R08Q2008	-	-	NOR 4 (Sht 5)
ECP R08Q2008	-	-	NOR 5 (Sht 6)
ECP R08Q2008	-	-	NOR 6 (Sht 7)
ECP R08K2070	-	-	NOR 1 (Sht 2)
ECP R08K2070	-	-	NOR 2 (Sht 3)
ECP R08K2070	-	-	NOR 3 (Sht 4)
ECP R08K2070	-	-	NOR 6 (Sht 7)
ECP R08K2070	-	-	NOR 7 (Sht 8)
ECP R08K2070	-	-	NOR 8 (Sht 9)
ECP R08K2070	-	-	NOR 9 (Sht 10)
ECP R08K2070	-	-	NOR 10 (Sht 11)
ECP R08K2070	-	-	NOR 11 (Sht 12)
ECP R08K2070	-	-	NOR 12 (Sht 13)
ECP R08K2070	-	-	NOR 13 (Sht 14)
ECP R08K2070	-	-	NOR 16 (Sht 17)

SIMULATOR, BOOBY TRAP, ILLUMINATING M118 (NSN 1370-01-536-8398), THE FOLLOWING EXCEPTIONS APPLY:

MIL-S-10555H, On page 1, paragraph 2.1, Under Military Specifications:
Delete: "MIL-A-48078 # Ammunition, Standard Quality Assurance Provisions, General Specification For"

MIL-S-10555H, On page 2, paragraph 2.1, Under Military Standards:
Change from: "MIL-STD-105 # Sampling Procedures and Tables for Inspection by Attributes (ABC-STD-105) "
Change to: "MIL-STD-1916 # DOD Preferred Method for Acceptance of Product"

MIL-S-10555H, On page 9 paragraph 4.4.2:
Delete paragraph 4.4.2 and replace with: "4.4.2 Examination. (See MIL-STD-1916). Unless otherwise specified in the classification of defects and test tables, sampling plans for major and minor defects shall be in accordance with inspection sampling requirements for Criticals, Major and Minor characteristics are defined in MIL-STD-1916, Table I and Table II. Critical characteristics shall be addressed in accordance with MIL-STD-1916, Major characteristics shall be Level IV and Minor characteristics shall be Level II except where indicated. "

MIL-S-10555H, For paragraphs 4.4.2.X, (Quality Conformance Inspection Tables):
Change all Criticals from "100%" to "100% and VII", all Majors from "0.40%" to "IV" and change all Minors from "0.65%" or "1.00%" to "II".

MIL-S-10555H, On page 39:
Add: "4.4.4.1 Inspection equipment accuracy. Inspection equipment used for acceptance of product shall be capable of repeatable measurements, by various experienced inspection/test personnel, to an accuracy of 10% of the total tolerance of the characteristic being inspected. "

MIL-S-10555H, On page 47 Under paragraph 6.2 (c):
Change from: "MIL-A-48078"
Change to: "MIL-STD-1916"

MIL-S-10555H, On page 47 Under paragraph 6.3:
Change from: "MIL-A-48078"
Change to: "MIL-STD-1916"

For Drawing 8848588:
Under Notes:
Delete note 4 and note 5

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

TDPL:

DOCUMENT	DELETE	SUBSTITUTE	ADD
150-2-1	Rev L	-	-
ACV00561	Rev E	-	-
ACV00561	-	-	Rev F
TT-E-516	X	MIL-DTL-11195	-
8870K17	X	-	-
080181-0008	X	-	-
1948-4116	-	-	Rev
HCSDS 19	-	-	Rev G
HCSDS 32	-	-	Rev F
HCSDS 226	-	-	Rev E
HCSDS 864	-	-	Rev D
HCSDS 1290	-	-	Rev -
ECP R07K3015	-	-	NOR 4 (Sht 5)
ECP R08Q2008	-	-	NOR 2 (Sht 3)
ECP R08Q2008	-	-	NOR 4 (Sht 5)
ECP R08Q2008	-	-	NOR 5 (Sht 6)
ECP R08K2070	-	-	NOR 1 (Sht 2)
ECP R08K2070	-	-	NOR 2 (Sht 3)
ECP R08K2070	-	-	NOR 4 (Sht 5)
ECP R08K2070	-	-	NOR 5 (Sht 6)
ECP R08K2070	-	-	NOR 6 (Sht 7)
ECP R08K2070	-	-	NOR 8 (Sht 9)
ECP R08K2070	-	-	NOR 9 (Sht 10)
ECP R08K2070	-	-	NOR 10 (Sht 11)
ECP R08K2070	-	-	NOR 11 (Sht 12)
ECP R08K2070	-	-	NOR 12 (Sht 13)
ECP R08K2070	-	-	NOR 13 (Sht 14)
ECP R08K2070	-	-	NOR 15 (Sht 16)

SIMULATOR, BOOBY TRAP, WHISTLING M119 (NSN 1370-01-536-8400), THE FOLLOWING EXCEPTIONS APPLY:

MIL-S-10522K, In the Quality Conformance Inspection Tables (4.4.2.X):
Change all Criticals from "100%" to "100% and VII", all Majors from "0.40%" to "IV" and change all Minors from "0.65%" or "1.00%" to "II".

For Drawing 8848588:
Under Notes:
Delete note 4 and note 5

TDPL:

DOCUMENT	DELETE	SUBSTITUTE	ADD
150-2-1	Rev L	-	-
ACV00561	Rev E	-	-
ACV00561	-	-	Rev F
TT-E-516	X	MIL-DTL-11195	-
8870K17	X	-	-
080181-0008	X	-	-
1948-4116	-	-	Rev
HCSDS 19	-	-	Rev G
HCSDS 226	-	-	Rev E
HCSDS 742	-	-	Rev F
HCSDS 743	-	-	Rev E
ECP R07K3015	-	-	NOR 4 (Sht 5)
ECP R08Q2008	-	-	NOR 2 (Sht 3)
ECP R08Q2008	-	-	NOR 3 (Sht 4)
ECP R08Q2008	-	-	NOR 6 (Sht 7)
ECP R08K2070	-	-	NOR 1 (Sht 2)
ECP R08K2070	-	-	NOR 2 (Sht 3)
ECP R08K2070	-	-	NOR 5 (Sht 6)

ECP R08K2070	-	-	NOR 6 (Sht 7)
ECP R08K2070	-	-	NOR 8 (Sht 9)
ECP R08K2070	-	-	NOR 9 (Sht 10)
ECP R08K2070	-	-	NOR 10 (Sht 11)
ECP R08K2070	-	-	NOR 11 (Sht 12)
ECP R08K2070	-	-	NOR 12 (Sht 13)
ECP R08K2070	-	-	NOR 13 (Sht 14)
ECP R08K2070	-	-	NOR 14 (Sht 15)

INFORMATION FOR AMENDMENT 0002 IS AS FOLLOWS:

FOR MIL-S-10555:
ON PAGE 15, PARAGRAPH 4.4.2.6
UNDER MAJOR, DELETE: 102 PAINT NOT DRY LEVEL IV 3.2 MANUAL
UNDER MINOR, DELETE: 203 BARE SPOT ON PAINTING SURFACE LEVEL II 3.2 VISUAL

FOR MIL-S-10522K:
ON PAGE 12, PARAGRAPH 4.4.2.5
UNDER MAJOR, DELETE: 102 PAINT NOT DRY LEVEL IV 3.2 MANUAL
UNDER MINOR, DELETE: 203 BARE SPOT IN PAINTING SURFACE LEVEL II 3.2 VISUAL

ON PAGE 17, PARAGRAPH 4.4.2.10
UNDER MAJOR B, DELETE: 132 PAINT NOT DRY LEVEL IV 3.2 MANUAL
UNDER MINOR, DELETE: 202 BARE SPOTS IN PAINTED SURFACE LEVEL IV 3.2 VISUAL

(CS6100)

C-2 52.225-4502 LOCAL STATEMENT OF WORK-ENGLISH LANGUAGE DOCUMENTATION FEB/1992

All contractor prepared material to be furnished under this contract shall be written in the English language.

(End of statement of work)

(CS7103)

C-3 52.246-4535 LOCAL STATEMENT OF WORK - AMMUNITION DATA CARDS AND REPORT OF CONTRACTOR BALLISTIC TESTING FEB/2008

Ammunition Data Cards shall be prepared in accordance with MIL-STD-1168 and shall follow the format required by the world wide web application identified as WARP or Worldwide Ammunition-data Repository Program. This shall also include, if required on the DD Form 1423, a Report of Contractor Lot Acceptance/Ballistic Testing. Additional details on both of these WARP applications are provided below. Prior to gaining access to WARP contractor/facility personnel involved in the preparation of ammunition data cards shall obtain a userid and password for the Army Electronic Product Support (AEPS) network. Instructions and help for obtaining an AEPS userid and password are as follows:

(a) AEPS Access Procedures

(1) The Army Electronic Product Support (AEPS) is a Department of Defense logistics website. Entering AEPS will allow you access to the SECURED AREA of the Army Electronic Product Support Network. A username and password are required to enter this area. Only authorized DoD personnel and contractors with current active contracts with DoD will receive access into the AEPS website. If you have a requirement for the AEPS website, you must fill out and submit the AEPS Access Request Form found at the following web address:

http://aeps.ria.army.mil/aepspublic.cfm

(2) You must click on "Access Request Form" and continue through the steps until completion and click on SUBMIT. You are required to provide a supervisor name, email and phone number if you are a DoD civilian or military. Government contractors are required to provide CAGE code, Contract Number and COR/COTR with "Government" email address. All requestors must provide their Information Assurance Security Officer's (IASO, formerly ISSO) name, email, DSN phone and commercial phone.

(3) After submitting the request, your supervisor/COR/COTR will be emailed a copy of your request and will be asked to verify your information before a user ID will be issued. AEPS User ID and AEPS Login Name mean the same. Your supervisor must REPLY back to the email providing the following:

Approval? (YES/NO)
Supervisor Name
Supervisor E-Mail
Supervisor Phone

(4) The COR/COTR must also provide the same information stated above in his/her REPLY plus provide the Contract Expiration Date (format - MM/DD/YYYY).

(5) Upon notification from your supervisor/COR/COTR, you will be emailed an AEPS User Login Name and instructions for logging into the AEPS website. You will use the AEPS password that you assigned to yourself when you filled out the access request form.

(6) Once you gain access to the AEPS website, you can change your personal information when needed to keep your file current.

(b) AEPS HELP-DESK and Problem Reporting Procedures

(1) Reporting Problems - The AEPS Help Desk has several means of reporting problems:

Call 1-888-LOG-HELP (1-888-564-4357) to speak to an AEPS representative
Contact the AEPS Help-Desk at Comm. (309) 782-0699 or DSN 793-0699 or (309) 782-1426 or DSN 793-1426
Contact the AEPS Help-Desk by FAX: (309) 782-1426 or DSN 793-1426
Contact the AEPS Webmaster by Email: Webmaster (martinj2@ria.army.mil)

Each phone call, email or fax is handled in a prompt and courteous manner. Responses to problems are provided by phone and/or email.

(2) Other means to help assist you in identifying your problems can be found on the AEPS Help Section at web link: http://aeps/ria.army.mil/help.cfm

Here you will find Questions and Answers by clicking in either of the two FAQ subcategories reflected under the HELP tab:

FAQs - AEPS Access Request Process or SSL FAQs - Secured Socket Layer

(3) You may also check out our new Frequently Asked Questions (https://aeps.ria.army.mil/aepsqa.cfm) page to get answers on access problems as another means of assistance.

(4) The AEPS Help Section screen http://aeps.ria.army.mil/help.cfm also reflects two other topics that can be clicked on to provide further assistance:

"Password Problems or Request Status" at https://aeps.ria.army.mil/request/info/UserScreen.cfm

"Ask the AEPS Public Help Knowledge Base" at http://aeps.ria.army.mil/help/aepshelpmain.cfm

(c) Worldwide Ammunition-data Repository Program (WARP)

Once you have obtained an AEPS userid and password allowing entry to the secured area of AEPS you can access the WARP application by scrolling to the bottom of the list of AEPS applications. The WARP opening main page and all subsequent pages contain multiple navigational aids to guide you through the process of inputting information necessary for creating a new ammunition data card. An online users manual will provide additional help in the development of an ammunition data card and it is recommended that you download and read the users manual prior to inputting your initial data card. The user's manual also contains screen shots, which depict what the inputter will see during the ADC input process.

(d) Ammunition Data Card Input

ADC input allows current contractors and government facilities the capability to create, and submit for approval, ADCs which meet the format requirement of MIL-STD-1168B. ADCs are automatically forwarded to the respective Governmental Agency Responsible for Acceptance (GARA). The GARA, in most cases the Defense Contract Management Agency (DCMA) Quality Assurance

Representative (QAR), reviews contractor input for accuracy and completeness, and after updating the disposition code for the specific lot, submits the ADC to the database. The inputter is granted access only to ADCs identified with its specific manufacturing code, as identified in MIL-HDBK-1461A, Manufacturer's Symbols. The use of previously inputted ADCs through the TEMPLATE option significantly reduces input effort, while increasing accuracy and consistency of data.

(e) Email Notification

WARP provides immediate, automated notification to process participants when actions are required. When the producer has completed an ADC submission, an email message is routed to the GARA advising that an ADC awaits review and approval. If the GARA approves the ADC as submitted, the ADC is released to the base and an email, with approved data card, is routed back to the originator. If the ADC requires modification or correction to be in accordance with MIL-STD-1168B requirements, an email is provided to the ADC originator advising that corrective action is required prior to approval.

(f) Information Updates

It is important that the System Administrators are apprised when a producer receives a new contract. The producer shall notify ROCK-JMC-WARP@conus.army.mil within 30 days after receipt of a new contract. Information to be included shall be the contract number, item, GARA, Manufacturer's identification symbol and the names of the individuals who will be inputting ADCs into the system. If you are a new producer and do not have a Manufacturer's identification symbol, you can obtain one by sending an email to ROCK-JMC-WARP@conus.army.mil. The email must contain manufacturer's name, address where performance of the contract will take place, and a point of contact.

(g) Report of Contractor Ballistic Testing Module

(1) In addition to its ADC function, WARP also serves as a repository for reports of contractor ballistic (or functional) testing. Whenever the contract requires contractor performance of ballistic testing, the results of such testing shall be captured by you, the performing contractor, within a specially designed Lot Acceptance Test Report (LATR) module.

(2) Within the LATR module, you are required to provide a report of any contractor ballistic testing and to submit the report in electronic fashion via the WWW. The report must be a .pdf file for the upload process to work.

(3) The LATR tab on the WARP opening page provides access to the upload process.

(4) An online users manual will provide additional help in the upload process for a Report of Contractor Ballistic Testing. It is recommended that you download and read the users manual prior to uploading your initial Report of Contractor Ballistic Testing. The users manual also contains screen shots which depict the upload process.

(5) The upload process is simple and direct. After inputting several key pieces of information (contract number, noun, etc.) on the LATR initial page the inputter selects the upload button and the LATR module will browse the inputter's hard drive until the correct file is found. At the click of a button the file is uploaded to WARP and the process is complete.

(End of statement of work)

(CS7200)

C-4 52.246-4536 STATEMENT OF WORK - 2-D BAR CODING VERIFICATION JUL/2005
LOCAL

(a) As a logistics measure to improve inventory, accountability, security and control, the supplier is required to provide 2-D Bar Codes in accordance with MIL-STD-129 and MIL-PRF-61002 and as further detailed in Section D of the contract.

(b) An approval of the supplier's 2-D Bar Code Label is required before any product shall be presented for acceptance to the Government Quality Assurance Representative. Prior to formal submission of product to the Government for acceptance, a first time sample of the supplier's initial 2-D Bar Coding Label, comprising of two (2) each of the exterior pack label and two (2) each of the pallet label, shall be submitted for approval to HQ, US Army Joint Munitions Command, 1 Rock Island Arsenal, ATTN: AMSJM-QAP, Rock Island, IL 61299-6500 to be read by a High Performance Bar Code Verification system.

(c) Within fifteen calendar days, the supplier will be notified electronically of the approval, conditional approval, or disapproval of the submitted 2-D Bar Code Label. A notice of conditional approval shall state any further actions required of the supplier. A notice of disapproval shall cite reasons for the disapproval.

(d) Once approval of the 2-D Bar Code Label is received, the supplier may begin presenting product to the Government for acceptance.

(e) During life cycle management of the product, the Government may randomly perform checks of the integrity and conformity of the 2-D Bar Code labeling that is affixed to the supplier's product.

(f) The supplier is responsible for all costs associated with correcting 2-D Bar Code labels that do not meet contractual requirements.

(End of statement of work)

(CS7300)

C-5 52.246-4563 STATEMENT OF WORK - PROPELLANT REASSESSMENT NOV/2005

a. In order to determine the functional serviceability of propellant prior to loading into a component item, the systems contractor/producer is responsible for submitting a sample for testing of any propellant lot(s) with a date of propellant manufacture/initial reassessment two years or older from time of use:

Headquarters, Army Armament Research, Development and
Engineering Center (ARDEC)
Propellant Laboratory
Attn: AMSTA-AR-WEE-E, Bldg 938
Picatinny Arsenal, NJ 07806-5000

b. The sample or samples shall be submitted not less than 120 days prior to the date that loading is to commence. The following information shall accompany the sample shipment:

(1) Point of contact information at the systems contractor/producers facility.
(2) Lot number(s) and NSN of propellant/propelling charge requiring assessment.
(3) Estimated start date of project requiring reassessment.
(4) Propellant/Propelling Charge Lot number(s).
(5) Serial or identification numbers of the propellant containers/drums.

c. Sample selection will be accomplished by or in the presence of a Government Quality Assurance Representative. The sample shall represent the lot(s) undergoing test.

(1) The following table shall be used when determining the number of representative samples that must be selected:

Propellant Type	# Drums per lot	Sample Size
M2, M9 Flake	1 to 5	1 pound
Spheroidal Ball,	6 to 24	2 pounds*
60, 81 & 120mm	15 to 29	3 pounds*
Mortar, Artillery	30 plus	5 pounds*
Stick	# Boxes per lot	May be cut to appropriate length per QAR to accommodate shipping container
	1 to 5	1 pound
	6 to 14	2 pounds*
	15 to 29	3 pounds*
	30 plus	5 pounds*
Propelling Charges	Standard Units of issue to closely approximate 1/2 pound of charge weight per lot	1/2 pound

*The number of pounds indicates the different number of drums/containers that shall be sampled.

(2) Randomly select the propellant drums/boxes in accordance with the required sample size, and remove to a propellant holding area approved by the Government for a minimum of 36 hours to permit the contents of the drum/boxes to acclimate to ambient temperature. The individual sample containers/bags shall be adjacent to the drums/boxes. One at a time, open each

drum/box and with a clean, brass conductive scoop or a non-sparking cutting device for stick propellant, and remove the required sample, place in the sample container/bag and immediately seal. After sampling is performed immediately reseal the drum/box the sample was drawn from. Continue until all samples are selected, using one bag or container per drum or box to collect the sample. Mark each individual sample with the propellant lot number, drum/box number from which the sample was removed, and annotate with the ship to address identified in paragraph a.

d. The sample shall be prepared for shipment to ARDEC in accordance with the following:

(1) Place bulk propellant samples in a clean and dry watervapor proof antistatic bag or container of minimum size to hold the sample and to allow for grounding as required. Seal bag by one of the following methods:

(a) folding the opening over three times to close and apply two single wraps of tape that overlaps itself a minimum of one inch.

(b) gather the opening together and tie with a twist tie.

(2) Propellant shall not be removed from increment bags.

(3) Large grain or stick propellant shall be individually wrapped in plastic or be bagged and taped.

(4) Outer pack for samples shall consist of standard ammunition packs meeting the requirements of Title 49, Code of Federal Regulations or latest Bureau of Explosives (BOE) Tariff 6000.

e. The results of the propellant reassessment pertaining to its suitability for use shall be provided by the PCO within 90 days after submittal to the laboratory at ARDEC.

(End of statement of work)

(CS7700)

C-6 52.248-4502 CONFIGURATION MANAGEMENT DOCUMENTATION MAY/2001
LOCAL

(a) The contractor may submit Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs) (Code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notices of Revision (NORs), and Requests for Deviation (RFDs) for the documents in the Technical Data Package (TDP). The contractor shall prepare these documents in accordance with the Data Item Descriptions cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements List.

(b) Contractor ECPs/VECPs shall describe and justify all proposed changes and shall include NORs completely defining the changes to be made. Contractors may also submit RFDs, which define a temporary departure from the TDP or other baseline documentation under Government control. The contractor shall not deliver any units incorporating any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated in the contract.

(c) If the Government receives the same or substantially the same VECPs from two or more contractors, the contractor whose VECP is received first will be entitled to share with the Government in all instant, concurrent, future, and collateral savings.

(d) Duplicate VECPs, which are received subsequently, will be returned to the contractor(s) without formal evaluation, regardless of whether or not the first VECP has been approved and accepted by the Government.

(End of clause)

(CS7600)

C.1 Technical Data Package Review: The contractor shall perform a complete review of the TDP for each of the following booby trap simulators with the goal of identifying deficiencies:

L598 SIMULATOR, BOOBY TRAP, FLASH M117 (NSN: 1370-01-536-8393)
L599 SIMULATOR, BOOBY TRAP, ILLUMINATING M118 (NSN: 1370-01-536-8398)
L600 SIMULATOR, BOOBY TRAP, WHISTLING M119 (NSN: 1370-01-536-8400)

C1.1 TDP Review Report: The review shall be completed within 30 days after contract award. The contractor shall provide a TDP review report DI-MISC-80750. Block 10.2 shall be modified to read The Technical Data Package shall be reviewed and the report shall advise as to the following: Block 10.2.2 shall not apply. Any recommended changes to the TDP shall not decrease functional performance of the end item.

C.2 Producibility Analysis: The contractor shall perform a producibility analysis on each of the following booby trap simulators covered in this contract with the goal of identifying opportunities for improvement:

L598 SIMULATOR, BOOBY TRAP, FLASH M117 (NSN: 1370-01-536-8393)
L599 SIMULATOR, BOOBY TRAP, ILLUMINATING M118 (NSN: 1370-01-536-8398)
L600 SIMULATOR, BOOBY TRAP, WHISTLING M119 (NSN: 1370-01-536-8400)

C.2.1 Producibility Analysis Report: The analysis shall be completed within 90 days after contract award. The contractor shall provide a producibility analysis report in accordance with DI-MGMT-80797. Block 10.3.A - Individual trade studies shall not be required. Block 10.3.B - In addition to cost reduction, candidate items may also be identified for risk reduction, ease of manufacturing & testing or any topic identified in Block 10.3.A. Justifications for proposed candidate items shall be identified. Any recommended changes to the TDP shall not decrease functional performance of the end item.

C.3 Government Response: After 30 days of review, a joint meeting will be conducted at the contractors facility to review the contractors producibility report. After the meeting, any recommended changes in producibility and enhancement to the TDP shall be incorporated into an ECP (DI-CMAN-80639C) to be submitted to the Contracting Officer for approval. Any ECPs resulting in an increase or decrease in unit price will be negotiated between the Government and the contractor prior to incorporation into the contract.

C.4 TDP Review/Producibility Analysis Disputes: Failure of the parties to agree upon any determination of the necessity for, or the designation of, a change to be made under this portion of the SOW shall be considered a dispute concerning a question of fact within the definition of the Disputes clause of this contract.

C.5 TDP Review/Producibility Analysis Cost Impact: The TDP review, Producibility Analysis and required reports shall be incorporated into the unit price for each item.

C.6 Rights in Technical Data: Any and all data submitted by the contractor under the TDP review/producibility analysis shall be provided to the Government with unlimited rights.

Engineering Services (CLIN 0007):

Throughout the term of the contract it may be advantageous to the Government to utilize the contractor's engineering expertise and/or resources under the contract. In such an event the Government would execute a Delivery Order in association with an Engineering Services Memorandum (ESM). An ESM is a document proposing an additional SOW intended to provide engineering support to the current production contract SOW. It is the intent of the Government that these ESMs will become the contractual vehicle for dealing with all future production problems that cannot be handled solely through Configuration Management. These efforts shall be limited to solving producibility problems, investigation support, maintenance of inventories, and the insertion of new technology. Note: All ESMs will be related to a Configuration Management action that maintains producibility, improves safety or reliability, and/or advances the state of the art and performance of the end product. While an ECP is not required as part of an ESM, the ESM may be required as a result of an ECP (e.g. inventory maintenance to correct Government deficiency) or may result in an ECP (e.g. producibility change, safety improvement, or technological advance).

Scope. ESMs may be necessary when extensive testing or development and validation of manufacturing processes are required, or when maintenance of existing inventories is required to correct a safety or reliability problem, or investigate ECPs, and other duties are required. The Government will initiate all ESMs under the contract. Proposed ESMs shall address one of the following areas for consideration:

Producibility. Efforts necessary to maintain production of the current item or designs introduced under this contract. Specific problems to resolve may include obsolescence of components, environmental and safety constraints or TDP updates to manage life-cycle to include storage and periodic shelf life testing.

Investigation Support. Efforts necessary to support investigations into a field reported safety or reliability problem, e.g., malfunctions or surveillance testing. The scope of investigation will be identified in the ESM.

Existing Inventory Maintenance. Maintenance or rework to existing Government inventories to prevent or correct deficiencies beyond the scope of the warranty affecting safety or reliability. Requirements for this service normally result in an ECP to the existing Government configuration baseline that corrects the deficiency. An example scenario: 1) Field incident impacting safety, 2) Investigation finds TDP deficiency, 3) ECP generated amending TDP for future production, 4) ESM submitted to rework existing Government inventories with deficiency 5) Potential changes to shelf life testing as required by the customer.

Technology Insertion. Efforts necessary to insert new, state-of-the-art, advanced, or alternate technology into production. The scope of the effort would be restricted to development and validation of the manufacturing processes for the insertion of the new technology. No research and development of new technologies shall be pursued under the pretense of an ESM; however, qualification testing in support of standardization and material release are permissible and may hypothetically extend to interface qualification testing with other systems.

Requirements. The contractor may not commence any work against an ESM until after a formal Delivery Order incorporating the ESM is issued under the contract. The contractor is required to report all performance in accordance with the respective Delivery Order and the provisions of Section H (Special Provisions) of this contract. All ESMs shall be closed out by the submission of a final report. The required format and data to be included in the final report shall be as defined in each respective Delivery Order. The Government shall have unlimited rights to all data generated under an ESM unless otherwise agreed to in advance by the parties prior to award of the respective delivery order.

Additionally, offerors shall take notice of the provisions in Section H, page 38.

*** END OF NARRATIVE C0001 ***

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date
D-1	52.211-4508 LOCAL	PACKAGING REQUIREMENTS	JUL/1997

(a) Packaging shall be in accordance with 13013057 Revision F, dated 16 JULY 2008.

(b) When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

(c) Marking shall be in accordance with: 13013057, Revision F, dated 16 JULY 2008. 2-D Bar Code markings are required IAW drawing 12999545, Revision B, DATED 7 JULY 2005.

THE FOLLOWING APPLY:

PERFORMANCE ORIENTED PACKAGING (POP) TESTING AND REPORTING: Shall be in accordance with Engineering Exceptions found on Section C. DI-PACK-81059 applies.

PERFORMANCE ORIENTED PACKAGING (POP) VERIFICATION: In no case shall a container be shipped if the gross weight marked on the package is greater than the POP certified weight. If the average gross weight of the packed containers (determined by weighing two representative samples and averaging the weight) is greater than the certified weight, container marking operations shall cease and the procuring activity shall be contacted immediately.

EXCEPTION TO POP MARKINGS: If the container is manufactured outside the USA, the contractor shall not apply the UN POP certification mark provided in this contract (if applicable). The contractor/container manufacturer (outside the USA) is responsible to perform the UN POP certification tests and apply the marking authorized by the Transportation Competent Authority of the country of manufacture.

PROPER SHIPPING NAME MARKING VERIFICATION: Prior to marking the shipping container the contractor must verify and mark the Proper Shipping Name and Identification Number in accordance with the Joint Hazard Classification System for items which have been Final Hazard Classified. For those items not Final Hazard Classified, marking shall be in accordance with a current Interim Hazard Classification.

Heat treat requirements for all non-manufactured wood used in packaging applies to this contract. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization's compliance program.

(End of clause)

(DS6303)

D-2	52.247-4517 LOCAL	PALLETIZATION INSTRUCTION	MAR/1992

Palletization shall be in accordance with 19-48-4116/113D, Revision 1, June 2007, and 19-48-4116, Revision 11, dated July 2008. Marking shall be in accordance with ACV00561, Revision F, dated 2 December 2008. 2-D Bar Code marking is required.

Heat treat requirements for all non-manufactured wood used in the palletized load applies to this contract. Foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization's compliance program.

(End of clause)

(DS6204)

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
E-1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
E-2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
E-3	52.209-4512 LOCAL	FIRST ARTICLE TEST (CONTRACTOR TESTING)	MAY/1994

(a) The first article shall consist of:

M117: As per required by paragraph 4.3 Table I (First Article Inspection) of MIL-S-10521K (AR) with Amendment 3.

M118: The first article sample shall consist of the items in sample quantities as indicated in Table 1, section 4.3, of MIL-S-10555H (PA). First article shall also include sample item for packing, packaging, marking and palletization requirements of contract Section D.

M119: As per required by paragraph 4.3 Table I (First Article Inspection) of MIL-S-10522K (PA) with Amendment 1.

*The contractor shall ensure that all First Article Testing is completed and accepted prior to the production of full-up simulator assemblies. Once components are accepted, the contractor shall produce and assemble full functioning simulators. Once component production is complete, the functional portion of the FAT shall occur.

which shall be examined and tested in accordance with contract requirements, the item specifications, Quality Assurance Provisions (QAPS) and all drawings listed in the Technical Data Package.

(b) The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

(c) The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAP(s), and specification(s) referenced thereon, except for:

(1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

(2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

(3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

(4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

(5) Onetime qualification tests, which are defined as a onetime on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

(d) The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the scheduled date for final inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

(e) A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and Vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. The Government Quality Assurance Representative's (QAR) findings shall be documented on DD Form 1222, Request for and Results of Tests, and attached to the contractor's test report. Two copies of the First Article Test Report and the DD Form 1222 will be submitted through the Administrative Contracting Officer to the Contracting Officer with an additional information copy furnished to AMSJM-CDC/QAP, AMSRD-AAR-QEM-B, and MCPD.

(f) Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) Whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the Contractor.

(End of clause)

(ES6031)

E-4 52.246-4550 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT FEB/2004
LOCAL

(a) Definition. "Contract date", as used in this clause, means the date set for bid opening; or if this is a negotiated contract or a modification, the effective date of this contract or modification.

(b) The Contractor shall comply with:

(X) ISO 9001-2000; only design/development exclusions permitted

( ) ISO 9001-2000; no exclusions permitted

or an alternate program/system approved by the activity listed in block 7 of the Standard Form 33, in effect on the contract date and which is hereby incorporated into this contract.

(End of clause)

E-5 52.245-4545 MIL-STD-1916 OCT/2000
LOCAL

The Department of Defense (DoD) Preferred Methods for this Acceptance of Product, MIL-STD-1916, shall be used for this procurement action. All references to MIL-STD-105, MIL-STD-414, MIL-STD-1235, and ANSI Z1.4 appearing in the Technical Data Package (TDP) are replaced by MIL-STD-1916. Verification Levels (VL) shall replace AQLs and shall be VL IV for major characteristics and VL II for minor characteristics.

(End of clause)

(ES7650)

E-6 52.246-4506 STATISTICAL PROCESS CONTROL (SPC) MAR/2006

Part I General Statistical Process Control Requirements

(a) In addition to the quality requirements of the technical data package, the Contractor shall implement Statistical Process Control (SPC) in accordance with a government accepted SPC Program Plan. Control chart techniques shall be in accordance with the American National Standards Institute (ANSI) B1, B2 and B3. Alternate SPC charting methods may be proposed and submitted to the Government for review.

(b) The SPC Program Plan developed by the contractor shall consist of a general plan and a detailed plan. The plans shall be structured as delineated on the Data Item Description referenced in the DD Form 1423. The general and the detailed plans shall be submitted to the government for review per DD Form 1423 requirements. Notification by the Government of acceptance or nonacceptance of the plans shall be provided in accordance with the timeframes specified on the DD Form 1423. Once a general plan for a facility has been approved by this Command, the approval remains in effect for subsequent contracts as long as the contractual requirements remain substantially unchanged from contract to contract. Therefore, resubmission of a previously accepted general SPC plan is not required if current SPC contract clause and Data Item Description (DID) requirements are fulfilled. If this Command has previously accepted the general SPC plan under essentially the same SPC contractual requirements, so indicate by providing the Contracting Officer with the following information:

Date of Acceptance ______________

Contract Number(s) ______________

(c) The contractor is responsible for updating the general plan to current SPC contractual requirements. If errors or omissions are encountered in a previously accepted SPC general plan, opportunities for improvement will be identified by the Government, and corrective action shall be accomplished by the contractor.

(d) A milestone schedule will be submitted for those facilities who do not have, or have never had, a fully implemented SPC program and will not have a fully operational SPC program once production is initiated. The milestones shall provide a time phased schedule of all efforts planned relative to implementation of an SPC program acceptable to the Government. A milestone schedule shall include implementation start and complete dates for those SPC subjects addressed in the Statistical Process Control Statement of Work located in Part II of this clause. The milestone schedule shall only include those actions that cannot be accomplished prior to first article or the initiation of production, if a first article is not required. Milestones shall be developed for each commodity identified for SPC application. Milestones shall be submitted through the Government Quality Assurance Representative to the Contracting Officer for review and acceptance. Any deviations from the accepted milestones, to include justification for such deviations, shall be resubmitted through the same channels for review. The Government reserves the right to disapprove any changes to the previously accepted milestones. Notification by the Government of the acceptance or nonacceptance of the milestones shall be furnished to the Contractor by the Contracting Officer.

(e) The Contractor shall review all process and operation parameters for possible application of SPC techniques. This review shall include processes and operations under the control of the prime contractor and those under the control of subcontractor or vendor facilities. A written justification shall be included in the detailed plan for each process and operation parameter that controls or influences characteristics identified as critical, special, or major which have been deemed impractical for the application of SPC techniques. A pamphlet on application of SPC for short production runs is available through the Contracting Officer.

(f) Statistical evidence in the form of control charts shall be prepared and maintained for each process or operation parameter identified in the detailed plan. These charts shall identify all corrective actions taken on statistical signal. During production runs, control charts shall be maintained in such a manner to assure product is traceable to the control charts. At the conclusion of the production run, a collection of charts traceable to the product shall be maintained for a minimum of 3 years. The control charts shall be provided to the Government for review at any time upon request.

(g) When the process or operation parameter under control has demonstrated both stability and capability, the Contractor may request, in writing, through Administrative Contracting Officer (ACO) and Contracting Officer (CO) channels to the Product Assurance and Test Directorate, that acceptance inspection or testing performed in accordance with contract requirements be reduced or eliminated. Upon approval by the CO, acceptance shall then be based upon the accepted SPC plan, procedures, practices and the control charts.

(h) The Government will not consider requests for reduction or elimination of 100% acceptance inspection and testing of if any one of the following conditions exist:

(1) The existing process currently utilizes a fully automated, cost-effective, and sufficiently reliable method of 100% acceptance inspection or testing for an attribute-type critical parameter or characteristic.

(2) The Contractor utilizes attribute SPC control chart methods for the critical parameter or characteristic.

(3) The critical parameter or characteristic is a first order, single point safety failure mode (nonconformance of the critical parameter or characteristic in and of itself would cause a catastrophic failure).

(i) The Government will only consider reduction or elimination of the 100% acceptance inspection or test requirement for other critical parameters or characteristics if either of the following conditions are met:

(1) The process is in a state of statistical control utilizing variable control chart methods for the critical parameter or characteristic under control and the process performance index (Cpk) is at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance index is being maintained for each production delivery.

(2) The critical parameter or characteristic is conclusively shown to be completely controlled by one or more process or operation parameters earlier in the process, and those parameters are in a state of statistical control utilizing variable data, and the product of the probability of the conformance for each earlier parameter associated to the critical characteristic is better than or equal to a value equivalent to that provided by a Cpk of at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance indexes are being maintained for each production delivery.

(j) For characteristics other than critical, requests for reduction or elimination of acceptance inspection and testing shall be considered when the process performance index is greater than or equal to a Cpk of 1.33 for variables data. Requests shall be considered for attributes data when the percent beyond the specification limits is less than or equal to .003 (Cpk=1.33).

(k) Process or operation parameters under reduced or eliminated inspection or testing that undergo a break in production less than 6 months in length, may continue to operate under reduced or eliminated inspection or testing provided there has been no degradation below a Cpk of 1.33 (2.0 for criticals). Any break in production greater than 6 months shall require resubmission of the request for reduction or elimination of inspection or testing through the same channels cited in paragraph (g) above.

(l) Not used.

(m) Immediately following a change to a process or operation parameter under reduced or eliminated inspection, the process capability (Cp) or process performance indexes (Cpk) shall be recalculated and documented for variable data; the grand average fraction defective shall be recalculated for attribute data. If any of these values have deteriorated, immediate notification shall be made to the Government along with the associated documentation. Return to original inspection and test requirements may be imposed as stipulated in paragraph n below.

(n) The Government reserves the right to withdraw authorization to reduce or eliminate final acceptance inspection or testing and direct the Contractor to return to original contract inspection or test procedures at any indication of loss of process control or deterioration of quality.

Part II Detailed requirements pertaining to plan submittal

In accordance with DI-MGMT-80004 and Part I of this clause, the following supplemental information shall be considered and used when designing your general and detailed SPC plans.

1.0 General Management Plan
This section shall define management's SPC responsibilities and involvement and shall include management's commitment to continuous process improvement. The plan shall embrace a total commitment to quality and shall be capable of standing on its own merit.

1.1 Policy/Scope:
Describe the Contractor's policy for applying SPC, including goals and management commitment to SPC.

1.2 Applicable Document:
List documents that are the basis for the contractor's SPC program (i.e., ANSI standard, textbooks, Government documents).

1.3 SPC Management Structure:
Define the SPC management structure within the organization. Identify and include interrelationships of all departments involved in SPC (i.e., Production, Quality, Engineering, Purchasing, etc.) Identify by job title or position all key personnel

within departments involved in the application of SPC. Describe which functions are performed by key personnel and when these functions are performed (i.e., include personnel responsible for performing inspections/audits, charting and interpreting data; personnel responsible for determining, initiating and implementing corrective action upon detecting assignable causes, etc.)

1.4 SPC Training:
Identify by job title or position the primary individual responsible for overseeing that SPC training is accomplished. Describe the qualification program required and in use for all personnel utilizing SPC techniques, including the qualification of trainers. Identify who is to be trained and the type, extent and length of such training (i.e., on-the-job, classroom, etc.). Identify when refresher training is required and how personnel using SPC techniques are monitored.

1.5 Manufacturing Controls:
Identify the criteria for performing SPC gage capability studies and describe how and when these studies are applied. Repeatability and accuracy of gages should be addressed.

1.6 Determination of SPC Use:
Describe how the process/operation parameters are determined appropriate for SPC application and explain what actions are taken if SPC is not deemed appropriate for critical, special and major process/operation parameters (i.e., Pareto analysis; analysis of characteristics with tight tolerances, etc.)

1.7 Process Stability and Capability:
a. Identify the criteria for performing process capability studies and describe how and when these studies are applied. Describe how the process capability index is calculated and include the frequency of these calculations. Describe what actions are taken as a result of each process capability study. Describe the contractor's methodologies when process capability is for variable and attribute data. To determine a capable process, the process/operation parameters shall meet the following requirements:

(1) Variable Data. Process capability (Cp) shall be determined. Process performance index shall be greater than or equal to 1.33 (Cpk). For critical parameters/characteristics, the process performance index shall be greater than or equal to 2.0 (Cpk).

(2) Attribute Data: Process capability/performance shall be the percent beyond the upper/lower specification limit less than or equal to .003 percent (Cpk=1.33).

b. Describe what actions will be taken if process/operation is sub-marginal or marginal. (Cpk less than 1.33 or 2.0 for criticals) or grand average fraction defective is greater than .003 percent).

c. Include analysis of statistical distributions and define all formulas and symbology utilized.

1.8 Control Chart Policy:
a. Type of charts to be used (i.e., x bar/R x bar/S, etc.) and rationale for use; the criteria for selection of sample size, frequency of sampling and rational subgroups.

b. Procedures for establishing and updating control limits, including frequency of adjustments.

c. Criteria for determining out-of-control conditions (i.e., trends, points beyond control limits, etc.) and the corrective action taken; to include failure analysis when the process is unstable or when nonconforming product has resulted from unstable processes. Illustrate out-of-control tests.

d. Describe the method of recording pertinent facts on control charts such as changes in raw materiel, machines, manufacturing methods and environment, and corrective actions taken and describe how control charts are traceable to the product.

1.9 Vendor/Subcontractor Purchase Controls:
Identify whether suppliers are required to utilize SPC and describe the extent the vendor's policies and procedures are consistent with in-house procedures of the prime contractor. Describe the following: methods utilized to determine that suppliers have adequate controls to assure defective product is not produced and delivered; the system utilized to audit suppliers, what will be audited and how often; what action will be taken when out-of-control conditions exist at subcontractor/vendor facilities.

1.10 SPC Audit System:
At a minimum, the contractor's SPC Audit System shall consist of auditing compliance with the planned arrangements specified in the general and detailed SPC plans followed by a review and analysis of the outcome to include implementation of necessary corrective action.

1.11 SPC Records:
Identify various records to be used in support of SPC and describe their use. Identify retention periods.

2.0 Detailed Plan:
This section shall detail specific manufacturing process/operation parameters under control.

2.1 Control of Process/Operation Parameters or Characteristics:

a. Identify the following for each process/operation by name or characteristic under control:

(1) Identify process/operation by name or characteristic and provide rationale for selection; justification for non-selection if the parameter or characteristic is identified as critical, special and/or major.

(2) Describe how the characteristic is produced; the chain of events, type and number of machines involved, location of manufacturing facility, tolerances maintained, etc.

(3) Production and inspection machinery used. Include the production rate, number of shifts and length of shifts plus whether inspection is fully or semi-automatic or manual. If manual, identify the type of gages in use.

(4) Identify the type of charts to be maintained and whether the process/operation is performed in-house or subcontracted out; identify facility/vendor where process/operation parameters are targeted for SPC.

2.2 Reduction or Elimination of Inspection/Test: The Procuring Contracting Officer (PCO) will accept submissions of requests for reduction or elimination of final acceptance inspection/testing when the requirements of the SPC contract clause and this SOW are met. Each request shall contain and/or address the following: control charts documenting twenty (20) consecutive production shifts or more for the same process/operation parameter under control; type of control chart utilized; control chart limits and process average or grand average fraction defective (as applicable); definition of out-of-control condition and corrective actions taken during out-of-control conditions; specification and part number.

(End of clause)

(ES7034)

E-7 52.246-4528 REWORK AND REPAIR OF NONCONFORMING MATERIAL MAY/1994
LOCAL

(a) Rework and Repair are defined as follows:

(1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

(2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a usable condition. Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

(b) Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

(c) Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, DD Form 1694, to the Contracting Officer for review and written approval prior to implementation.

(d) Whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

(e) The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

(End of clause)

(ES7012)

E-8 52.246-4531 ACCEPTANCE INSPECTION EQUIPMENT MAY/1994
LOCAL

AIE SHALL BE INITIALLY SUBMITTED 180 DAYS AFTER CONTRACT AWARD. THE GOVERNMENT WILL PROVIDE DISPOSITION WITHIN 45 DAYS AFTER RECEIPT.

(a) Acquisition, maintenance, and disposition of inspection equipment shall be in accordance with ANSI/NCSL Z540-1 or ISO 10012:2003.

(b) The Contractor shall provide all Acceptance Inspection Equipment (AIE) (except for any equipment listed as available in Section H and/or in Appendix I of this contract) necessary to assure conformance of components and end items to contract requirements. Equipment listed as available shall be furnished by the Government in accordance with the Government Property clause of this contract. Government furnished Acceptance Inspection Equipment shall not be used by the contractor or his subcontractors in lieu of work gages.

(c) All AIE shall be available for use prior to First Article submission, if First Article is required, or prior to initiation of production under this contract.

(d) Contractor furnished AIE shall be made (i) in accordance with the equipment drawings specified in Section C description/specifications section), or (ii) in accordance with any other design, provided that the design documentation is approved by the Government. AIE designs utilized for inspection of characteristics that are classified as Minor require approval by the Government Quality Assurance Representative (QAR). AIE design documentation for inspection of characteristics listed as Critical, Special, or Major shall be submitted to the Government for review and approval in accordance with the Contract Data Requirements List, DD Form 1423.

(e) Resubmission of AIE design documentation for approval on a follow on contract is not required provided inspection characteristic parameters) specified in the current technical data package and the previously approved AIE design documentation remain unchanged. The contractor shall provide the contract number and identify previously approved AIE documentation that meets the above prerequisites.

(f) The Government reserves the right to disapprove at any time during performance of this contract, use of any AIE not meeting the requirements of the approved design documentation.

(End of clause)

(ES7010)

E-9 52.246-4532 DESTRUCTIVE TESTING MAY/1994
LOCAL

(a) All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

(b) Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity to the delivered to the Government as set forth in the Contract Schedule.

(c) All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

(d) The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance in-process testing, unless specifically authorized by the Contracting Officer.

(e) The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

(End of clause)

(ES7011)

E-10 52.246-4553 CRITICAL CHARACTERISTICS (SIX SIGMA) JUN/2009

a. The contractors processes shall be designed with the objective of preventing the creation or occurrence of non-conforming critical characteristics (see paragraphs d & e). The contractor shall establish, document and maintain a product specific, critical characteristics control (CCC) plan that shall be submitted to and approved by the Procuring Contracting Officer (PCO) IAW DD Form 1423 and DI-MGMT-80004. The CCC plan shall include or reference all procedures, work and handling instructions and process controls relating to any critical characteristics. Mistake Proofing techniques of the material handling and inspection systems shall be a part of the CCC Plan. Guidance for developing this plan and submitting Critical Plans of Action (CPOA) (paragraph g) can be found at http://www.pica.army.mil/PicatinnyPublic/organizations/ardec/orgchart/quality.shtml.

b. The contractor shall assure its critical processes are robust in design, capable and under control, with the objective of not generating any critical non-conformances. The contractor shall calculate, document, clearly identify, and have a schedule that routinely assess the reliability and effectiveness of its critical processes to prevent generating critical non-conformances as identified in the CCC Plan.

c. An inspection and verification system shall be employed that will verify the robustness of all critical processes. The contractor shall calculate, document, clearly identify, and have a schedule that routinely assess the reliability and effectiveness of its inspection and verification system to detect and prevent critical non-conformance escapes as identified in the CCC Plan. The Government expects that a contractor will allow zero critical escapes. To demonstrate its critical escape risk the contractor will utilize the non-conformance escape risk goal provided below.

(1) Unless otherwise specified immediately below, the calculated critical non-conformance escape risk is 1 in a million (.000001) items delivered. Or:

Alternate calculated Critical Non-conformance Escape risk: N/A

Unless otherwise approved by the PCO, the non-conformance escape risk is the sum of the individual characteristic escape rates. The probability of escape for a single characteristic shall be calculated by multiplying the non-conformance rate(s) entering the inspection system(s) by the error rate of the inspection system(s). These escape rates are then summed and shall not exceed the tolerable critical non-conformance escape risk.

(2) Within 45 days after award, the contractor can elect to submit a phased-in approach on how the non-conformance escape risk will be achieved over a period of time not to exceed 180 days from the date of first article approval, or from initiation of production when first article is not required. Submission will require approval by the Government and is subject to a technical review and analysis. Allowance for a phased-in approach will then become a part of the contract. Disapproval of the contractors submission does not relieve the contractor of its obligation to comply with the terms of this clause.

(3) Based on the maximum error rate defined for the inspection system, the contractor shall develop a test procedure to demonstrate the error rate. As part of the test plan the contractor shall include sufficient test quantities to assure 90% statistical confidence in the resultant rates unless otherwise approved by the PCO. Once established, the contractor shall have a documented schedule to routinely monitor the non-conformance and inspection system error rates to assure they do not exceed the maximum rates allotted.

d. As a result of previous practices, the governments technical data may refer to Critical I, Critical II, and Special characteristics. The use of the term "critical characteristics" within this clause includes Critical I, Critical II and Special characteristics and the use of the term "critical nonconformances" includes those nonconformances pertaining to Critical I, Critical II and Special characteristics. Unless otherwise stated in Section C, these characteristics shall be subject to all requirements of this clause.

e. In addition to critical characteristics defined in the governments technical data (drawings, specifications, etc.), the contractor shall also identify and document in its contractor developed technical data all known material, component, subassembly and assembly characteristics whose non-conformances would likely result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product. All additional critical characteristics identified by the contractor shall comply with the critical characteristic requirements of the technical data package, supplemented herein. The Critical Item Characteristic List (CICL) review process shall be included in the CCC Plan. The contractor's additional critical characteristics shall be classified in accordance with guidance located at https://qa.pica.army.mil/QAN/qaw_p/safety_policy.htm and shall be submitted to and approved by the PCO prior to production (DI-SAFT-80970A).

f. In the event that a critical non-conformance is found anywhere in the production process, the contractor, as part of its CCC Plan, shall have procedures in place to ensure:

(1) The non-conformance is positively identified and segregated to ensure that nonconforming product does not inadvertently remain in or reenter the production process. This control shall be accomplished without affecting or impairing subsequent non-conformance analysis. Final disposition of non-conforming product shall be documented and audited for traceability.

(2) The operation that produced the non-conforming component or assembly and any other operations incorporating suspect components or assemblies are immediately stopped. (See para h. for exceptions)

(3) The government (PCO) is immediately notified of the critical non-conformance (electronic mail)(DI-SAFT-80970A).

(4) Any suspect material is identified, segregated and suspended from any further processing and shipment.

(5) An investigation is conducted to determine the root cause of the non-conformance and the required corrective actions. An evaluation shall also be conducted with regard to suspect material to ensure that no additional critical non-conformances are present. A report of this investigation shall be submitted to the government (DI-SAFT-80970A). The use of the DID report shall not delay notification to the government as required in f(3) above.

(6) A request to restart manufacturing or to use any suspect material associated with the critical non-conformance is submitted to the government (DI-SAFT-80970A). Restart of production shall not occur until authorized by the PCO, unless previously addressed in the approved CCC Plan. The Government will respond to a restart request within 3 working days. All objective evidence of the investigations to date shall be available for review at the time of restart. Suspect material shall not be used without PCO approval.

(7) The procuring activity reserves the right to refuse acceptance of any suspect material until the root cause or reasonably likely cause of the critical non-conformance has been identified, corrective action has been fully implemented and sufficient evidence has been provided to exclude non-conforming material from the conforming population.

g. The contractor may develop alternative plans and provisions, collectively referred to as a Critical Plan of Action (CPOA), relative to government or contractor identified critical characteristics. All CPOAs are independent and shall be evaluated by the government for this contract. The CPOA and any subsequent revisions submitted IAW DD Form 1423 and DI-MGMT-80004 require PCO approval prior to implementation. Unless otherwise specified at time of approval, contractor shall review and evaluate CPOAs for currency and process improvements at least on an annual basis and submit results to the PCO. Unless otherwise approved by the PCO, each critical characteristic shall require a separate CPOA. If the CPOA includes other documents by reference they shall be submitted upon request. Guidance for the development of a CPOA can be found in the referenced guidance located at paragraph a of this clause.

h. The contractor may continue production with an approved CPOA provided that the critical non-conformance is consistent with the failure mode(s) and rates established in the CPOA. Failure to meet all CPOA requirements will require the contractor to revert back to paragraph f requirements.

i. If a critical non-conformance is discovered beyond its designated inspection point and prior to Government acceptance the contractor shall take actions specified in paragraph f above. If a critical non-conformance is discovered after Government acceptance the Government has the right to invoke the requirements of paragraph f with respect to the contractors remaining production under this contract.

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
F-1	52.211-17	DELIVERY OF EXCESS QUANTITIES	SEP/1989
F-2	52.242-15	STOP-WORK ORDER	AUG/1989
F-3	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
F-4	52.247-29	F.O.B. ORIGIN	FEB/2006
F-5	52.247-30	F.O.B. ORIGIN, CONTRACTOR'S FACILITY	FEB/2006
F-6	52.247-58	LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS	APR/1984
F-7	52.247-59	F.O.B. ORIGIN--CARLOAD AND TRUCKLOAD SHIPMENTS	APR/1984
F-8	52.247-61	F.O.B.--ORIGIN--MINIMUM SIZE OF SHIPMENTS	APR/1984
F-9	252.211-7003	ITEM IDENTIFICATION AND VALUATION (AUG 2008) -- ALTERNATE I (AUG 2008)	AUG/2008

F-10	52.247-60	GUARANTEED SHIPPING CHARACTERISTICS	DEC/1989

(a) The offeror is requested to complete subparagraph (a)(1) of this clause, for each part or component which is packed or packaged separately. This information will be used to determine transportation costs for evaluation purposes. If the offeror does not furnish sufficient data in subparagraph (a)(1) of this clause, to permit determination by the Government of the item shipping costs, evaluation will be based on the shipping characteristics submitted by the offeror whose offer produces the highest transportation costs or in the absence thereof, by the Contracting Officers best estimate of the actual transportation costs. If the item shipping costs, based on the actual shipping characteristics, exceed the item shipping costs used for evaluation purposes, the Contractor agrees that the contract price shall be reduced by an amount equal to the difference between the transportation costs actually incurred, and the costs which would have been incurred if the evaluated shipping characteristics had been accurate.

(1) To be completed by the offeror:

(i) Type of container: Wood Box _X_, Fiber Box ___, Barrel ___, Reel ___, Drum ___, Other (Specify) _________;

(ii) Shipping configuration: Knocked-down ___, Set-up ___, Nested ___, Other (specify) __PALLETIZED_____;

(iii) Size of container: _40_ (Length), x _48 (Width), x _60 (Height) = 80 Cubic Ft;

(iv) Number of items per container __150___ each;

(v) Gross weight of container and contents __60__ Lbs;

(vi) Palletized/skidded _X_Yes ___ No;

(vii) Number of containers per pallet/skid ___32_;

(viii) Weight of empty pallet bottom/skid and sides __30___ Lbs;

(ix) Size of pallet/skid and contents _2,000_ Lbs Cube ________;

(x) Number of containers or pallets/skids per railcar __________ *

Size of railcar ____________

Type of railcar ____________

(xi) Number of containers or pallets/skids per trailer ________*

Size of trailer __20__ Ft

Type of trailer __CONCX__

* Number of complete units (contract line item) to be shipped in carriers equipment.

(2) To be completed by the Government after evaluation but before contract award:

(i) Rate used in evaluation ________;
(ii) Tender/Tariff _______;
(iii) Item ______________.

(b) The guaranteed shipping characteristics requested in subparagraph (a)(1) of this clause do not establish actual transportation requirements, which are specified elsewhere in this solicitation. The guaranteed shipping characteristics will be used only for the purpose of evaluating offers and establishing any liability of the successful offeror for increased transportation costs resulting from actual shipping characteristics which differ from those used for evaluation in accordance with paragraph (a) of this clause.

(End of Clause)

F-11 52.247-33 F.O.B. ORIGIN, WITH DIFFERENTIALS FEB/2006

(a) The term f.o.b. origin, with differentials, as used in this clause, means --

(1) Free of expense to the Government delivered --

(i) On board the indicated type of conveyance of the carrier (or of the Government, if specified) at a designated point in the city, county, and State from which the shipments will be made and from which line-haul transportation service (as distinguished from switching, local drayage, or other terminal service) will begin;

(ii) To, and placed on, the carriers wharf (at shipside, within reach of the ships loading tackle, when the shipping point is within a port area having water transportation service) or the carriers freight station;

(iii) To a U.S. Postal Service facility; or

(iv) If stated in the solicitation, to any Government-designated point located within the same city or commercial zone as the f.o.b. origin point specified in the contract (the Federal Motor Carrier Safety Administration prescribes commercial zones at Subpart B of 49 CFR part 372); and

(2) Differentials for mode of transportation, type of vehicle, or place of delivery as indicated in Contractors offer may be added to the contract price.

(b) The Contractor shall --

(1)(i) Pack and mark the shipment to comply with contract specification; or

(ii) In the absence of specifications, prepare the shipment in conformance with carrier requirements to protect the goods and to ensure assessment of the lowest applicable transportation charge;

(2)(i) Order specified carrier equipment when requested by the Government; or

(ii) If not specified, order appropriate carrier equipment not in excess of capacity to accommodate shipment;

(3) Deliver the shipment in good order and condition to the carrier, and load, stow, trim, block, and/or brace carload or truckload shipment (when loaded by the Contractor) on or in the carriers conveyance as required by carrier rules and regulations;

(4) Be responsible for any loss of and/or damage to the goods --

(i) Occurring before delivery to the carrier;

(ii) Resulting from improper packing and marking; or

(iii) Resulting from improper loading, stowing, trimming, blocking, and/or bracing of the shipment, if loaded by the Contractor on or in the carriers conveyance;

(5) Complete the Government bill of lading supplied by the ordering agency or, when a Government bill of lading is not supplied, prepare a commercial bill of lading or other transportation receipt. The bill of lading shall show --

(i) A description of the shipment in terms of the governing freight classification or tariff (or Government rate tender) under which lowest freight rates are applicable;

(ii) The seals affixed to the conveyance with their serial numbers or other identification;

(iii) Lengths and capacities of cars or trucks ordered and furnished;

(iv) Other pertinent information required to effect prompt delivery to the consignee, including name, delivery address, postal address and ZIP code of consignee, routing, etc.;

(v) Special instructions or annotations requested by the ordering agency for commercial bills of lading; e.g., This shipment is the property of, and the freight charges paid to the carrier(s) will be reimbursed by, the Government; and

(vi) The signature of the carriers agent and the date the shipment is received by the carrier; and

(6) Distribute the copies of the bill of lading, or other transportation receipts, as directed by the ordering agency.

(c)(1) It may be advantageous to the offeror to submit f.o.b. origin prices that include only the lowest cost to the Contractor for loading of shipment at the Contractors plant or most favorable shipping point. The cost beyond that plant or point of bringing the supplies to the place of delivery and the cost of loading, blocking, and bracing on the type vehicle specified by the Government at the time of shipment may exceed the offerors lowest cost when the offeror ships for the offerors account. Accordingly, the offeror may indicate differentials that may be added to the offered price. These differentials shall be expressed as a rate in cents for each 100 pounds (CWT) of the supplies for one or more of the options under this clause that the Government may specify at the time of shipment.

(2) These differential(s) will be considered in the evaluation of offers to determine the lowest overall cost to the Government. If, at the time of shipment, the Government specifies a mode of transportation, type of vehicle, or place of delivery for which the offeror has set forth a differential, the Contractor shall include the total of such differential costs (the applicable differential multiplied by the actual weight) as a separate reimbursable item on the Contractors invoice for the supplies.

(3) The Government shall have the option of performing or arranging at its own expense any transportation from Contractors shipping plant or point to carriers facility at the time of shipment and, whenever this option is exercised, the Government shall make no reimbursement based on a quoted differential.

(4) Offerors differentials in cents for each 100 pounds for optional mode of transportation, types of vehicle, transportation within a mode, or place of delivery, specified by the Government at the time of shipment and not included in the f.o.b. origin price indicated in the Schedule by the offeror, are as follows:

_______ (carload, truckload, less-load,

_______ wharf, flatcar, driveaway, etc.)

(End of Clause)

F-12	52.247-4504 JMC UNIQUE	TRANSPORTATION SECURITY REQUIREMENTS FOR CONTRACTOR-TO-CONTRACTOR SHIPMENTS	MAR/2004

(a) Supplies procured or furnished under this contract/subcontract, which are shipped between two or more contractors, and which are qualified as sensitive in accordance with DoD 5100.76-M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives), or are shipped as DOT Class A or B Explosives, require special Transportation Protective Service (TPS) during shipment from all points of origin to all destinations. TPS will be equivalent to the DoD security standard for the applicable sensitive category or explosive class identified under DoD 5100.76-M and DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA).

(b) Shipper's Defense Contract Management District/Area Operations (DCMD/DCMAO) transportation offices will furnish assistance in providing the sensitive category of items to be shipped, determining the TPS required, and obtaining the TPS from commercial carriers as necessary.

(c) This clause must be entered in all contracts/subcontracts at any tier.

(End of clause)

(FS7115)

F-13 52.247-4531 COGNIZANT TRANSPORTATION OFFICER SEP/2007
JMC UNIQUE

(a) The contract administration office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

(1) Submit, as necessary, DD Form 1659, Application for U.S. Government Shipping Documentation/Instructions (Government Bill(s) of Lading/Export or FMS Shipment), in triplicate at least ten days prior to date supplies will be available for shipment;

(2) Obtain shipping instructions as necessary for F.O.B. Destination delivery, and

(3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

(4) For FMS, at least ten days in advance of actual shipping date the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMAO.

(b) The contract administration office will provide to the contractor data necessary for shipment marking and freight routing.

(c) The contractor shall not ship directly to a Military air or water port terminal without authorization by the designated point of contact.

(End of clause)

(FS7240)

F-14 52.247-4533 ACCELERATED DELIVERIES, CONTRACTOR INITIATED MAR/1988
LOCAL

Contractor shall not make deliveries earlier than the dates specified in the delivery schedule without the specific written authorization of the Contracting Officer.

(End of clause)

(FS7405)

F-15 52.247-4551 SPECIAL TRANSPORT/LOADING REQUIREMENTS (HAZARDOUS) FEB/1996
JMC UNIQUE

(a) In addition to requirements set forth under General Provision, "Loading, Bracing, and Blocking of Freight Car Shipments," rail shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of Uniform Freight Classification, Association of American Railroads Pamphlet No. 14, Circular 42G and Rules Governing Loading of Commodities on Open Top Cars, Bureau of Explosives Tariff No. BOE 6000 publishing Hazardous Materials Regulations of the Department of Transportation, and Bureau of Explosives Pamphlets No. 6, 6A as applicable. Uniform Freight Classification may be procured from the regulatory classification agent covering territory from which shipment will be made. AAR Pamphlet, Circular and Rules may be procured from the Bureau of Explosives, 59 E. Van Buren St., Chicago, IL 60605. Bureau of Explosives Tariff No. BOE 6000 and Bureau of Explosives pamphlets may be procured from the Bureau of Explosives, Association of American Railroads, 1920 L Street, Washington, D.C. 20036. U.S. Army Defense Ammunition Center and School (USADAC) approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to rail loading, blocking and bracing of this item and may be secured by the Contracting Officer or the Defense Contract Management Agency (DCMA).

(b) Truck shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of National Motor Freight Classification and American Trucking Association, Inc., Motor Carrier's Explosives and Dangerous Articles Tariff, as applicable and effective at the time of shipment. These publications may be procured from the American Trucking Association, Inc., Tariff Order Section, 1616 P St., N.W., Washington, D.C. 20036. USADACS approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to motor, loading, blocking and bracing of this item and can be secured from the Contracting Officer or DCMA.

(c) TOFC "Piggyback" shipments will be loaded, blocked and braced in accordance with Bureau of Explosives Pamphlet No. 6C or AAR Circular No. 43, copies may be obtained from addresses given in para (a) above. USADAC approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to loading, blocking and bracing for TOFC shipments and may be obtained from the Contracting Officer or DCMA.

(d) Container shipments will be loaded, blocked and braced in accordance with USADAC drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components which is specifically applicable to loading, blocking and bracing of container shipments and may be secured from the Contracting Officer or the DCMA.

(e) Except as the carrier(s) may be liable, the contractor shall be liable to the Government for any loss or damage resulting from improper loading and/or furnishing and installing dunnage material by the contractor for shipments to be made under this contract.

(End of clause)

(FS7007)

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

SECTION G - CONTRACT ADMINISTRATION DATA

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

	Regulatory Cite	Title	Date
G-1	52.232-4501	US ARMY CONTRACTING COMMAND, ROCK ISLAND CONTRACTING CENTER, IMPLEMENTATION OF WIDE AREA WORKFLOW RECEIPT AND ACCEPTANCE (WAWF-RA) FOR ELECTRONIC PROCESSING OF RECEIPT/ACCEPTANCE DOCUMENTS AND PAYMENT	AUG/2008

1. To implement DFARS Clause 252.232-7003, "ELECTRONIC SUBMISSION OF PAYMENT REQUESTS", the U.S. Army Contracting Command, Rock Island Contracting Center, uses Wide Area Workflow Receipt and acceptance (WAWF-RA) to electronically process contractor requests for payment. This application allows DOD contractors to submit and track invoices and receipt/acceptance documents electronically.

2. The contractor is required to use WAWF-RA when processing invoices and receiving reports under this procurement action. Submission of hard copy DD250/invoices will no longer be accepted for payment except as provided in paragraph 3. of this clause.

3. The Contractor may submit a payment request using other than WAWF-RA only when:

(a) The Contracting Officer authorizes use of another electronic form. With such an authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the Contractor will transfer to Wide Area Workflow-Receipt and Acceptance;

(b) DoD is unable to receive a payment request in electronic form; or

(c) The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the Contractor. In such cases, the Contractor shall include a copy of the Contracting Officer's determination with each request for payment.

4. INSTRUCTIONS:

(a) INITIAL: The contractor shall register to use WAWF at https://wawf.eb.mil . There is no charge to use WAWF. All questions relating to system setup and vendor training can be directed to the help desk at Ogden, UT. Their number is 1-866-618-5988. Web-based training for WAWF is also available at http://www.wawftraining.com/ .

(b) DESCRIPTION OF WAWF-RA TYPES OF INVOICE/RECEIVING REPORTS:

1) Progress Payment (For use under contractually authorized Progress Payments)

2) Performance Based Payment (For use under contractually authorized Performance Based Payments)

3) "COMBO" Invoice/Receiving Report (For Supply CLINS including ammunition items and ammunition related items)

4) "2-in-1" (For Service CLINS only)

5) Cost Voucher (For use with Cost Reimbursement contracts, Time and Material or Labor Hour contracts containing FAR Clauses 52.216-7, "Allowable Cost and Payment" or 52.232-7, "Payments under Time-and-Materials and Labor-Hour Contracts")

(c) CODES: THE FOLLOWING CODES ARE REQUIRED TO ROUTE CONTRACTOR INVOICES THROUGH WAWF:

Contractor Cage Code* ____________

Pay DoDAAC (Department of Defense Activity Address Code)*:

Issue DoDAAC: W52P1J

Admin DoDAAC*:

Inspect by DoDAAC*:

Contracting Officer*

Ship to Code*: (Not Required for Services)

*Required fields in WAWF. Cage Code, Paying, Issuing, and Administering DoDAACS and the assigned Contracting Officer may be found on the face of the award document. When the contract administration is assigned to DCMA, the contractor should contact the assigned Administrative Contracting Officer to obtain the applicable "inspect by" DoDAAC. If contract administration is retained by the Issuing/Procuring Activity, the contractor should contact the assigned Procuring Contracting Officer to obtain the applicable "inspect by" DoDAAC.

(d) SPECIAL ACCOUNTABILITY REQUIREMENTS FOR AMMUNITION AND AMMUNITION RELATED ITEMS (Energetic and Inert)

When items are ready for shipment, the contractor shall prepare and include with each shipment, a receipt and accountability document describing the contents of the shipment. Its purpose is to ensure proper receipt and accountability is maintained for ammunition and ammunition related items. In accordance with DFARS 252.246-7000, contractor submission of the material inspection and receiving information required by Appendix F of the DFARS by using the Wide Area Work Flow (WAWF) electronic form fulfills the requirement for a material inspection and receiving report (DD Form 250). Two copies of the receiving report (paper copies of either the DD Form 250 or the WAWF report that reflect the exact contents of each conveyance) shall be distributed with each shipment, in accordance with Appendix F, Part 4, F-401, and Table 1 of the DFARS. In addition to including a copy of the receipt and accountability document with each shipment, the contractor shall send an electronic copy to the Contracting Officer within one day of shipment.

If the volume of the shipment precludes the use of a single car, truck, or other vehicle, a separate receipt and accountability document shall be prepared and included in the shipment. If the shipped to, marked for, shipped from, mode of shipment, contract quality assurance and acceptance data are the same for more than one shipment made on the same day under the contract, the contractor may prepare one document to cover all shipments; however, each document shall be annotated to reflect the partial of any item on a single vehicle, such as partial 1 of 3, 2 of 3, and 3 of 3 and the document accompanying each shipment shall identify the unique contents of each vehicle, i.e., lot, quantity per lot, etc. For proper receipt and accountability, the WAWF electronic document shall contain, at a minimum, the following information for each shipment:

The "Header Tab" of WAWF must identify the Prime contractor's name and CAGE Code.

Besides the financial requirements of "Unit Price", "Unit of Measure", "Qty. Shipped", the extended dollar "Amount", and the ACRN, the "Line Item" tab of WAWF must identify:

Contract Number
Delivery Order number (if applicable)
Shipment Number
Invoice Number
Item Number (CLIN Number from contract)
Stock Number (NSN)

In the "Description" field of the WAWF document, the MILSTRIP requisition document number and the ammunition Lot and serial number (if applicable) must be annotated for the quantities shipped related to this particular invoice.

NOTE: If there are multiple Lot numbers or multiple MILSTRIP requisition document numbers, each Lot number and MILSTRIP requisition number must be identified separately.

(End of clause)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm
This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
H-1	52.225-4503 LOCAL	RESTRICTION OF CRITICAL ITEMS AND COMPONENTS	FEB/1993

(a) The items and components listed in paragraphs (b) and (c) are critical to the support of national defense items. As such, it is necessary to create and/or maintain a domestic capability for the production of these items and components by limiting production and procurement to the United States/Canadian industrial base.

(b) Items listed in this paragraph, to include all components contained therein, down to but not including raw materials (unless a more stringent restriction applies as set forth elsewhere in this contract), must be manufactured, assembled, and tested in the United States or Canada. Raw material is defined as material in the mill forms and shapes normally produced for commercial use.

SIMULATOR, BOOBY TRAP, FLASH M117 NSN: 1370-01-536-8393
SIMULATOR, BOOBY TRAP, ILLUMINATING M118 NSN: 1370-01-536-8398
SIMULATOR, BOOBY TRAP, WHISTLING M119 NSN: 1370-01-536-8400

(c) Components listed in this paragraph must be manufactured, assembled, and tested in the United States or Canada.

BLACK POWDER
MAGNESIUM POWDER

In all cases, final assembly and testing of the items listed in the Schedule in Section B of this contract must be performed in the United States or Canada.

(d) The failure of the Contractor or subcontractor(s) to comply with the terms of this clause shall be a material breach of the contract.

(e) The Contractor will insert the substance of this clause, including this paragraph (e), in every subcontract for items or components identified above to ensure flowdown to, but not including, raw materials.

(End of clause)

(HS6306)

H-2	52.242-4560 LOCAL	INSTRUCTIONS FOR PREPARATION AND SUBMISSION OF PRODUCTION PROGRESS REPORTS OF DELAYS IN DELIVERY	JUN/1996

(a) Production Progress Report (DD Form 375) and Production Progress Report Continuation (DD Form 375c) shall be prepared in accordance with instructions thereon. These forms shall be submitted as required for each separate contract item (identified by noun description not by line item number). The remarks section will provide process-oriented information where relevant to the delay.

(b) The contractor shall promptly submit a DD Form 375 reporting any delay in the scheduled delivery or completion as soon as known or anticipated. In addition, the form(s) shall be submitted on a monthly basis within 2 work days after each reporting period, beginning with the end of the first full month following the initial report submission and continuing until contract completion/termination. The forms shall be distributed as follows:

1. Purchasing Office: ARMY CONTRACTING COMMAND- Rock Island Contracting Center 1 COPY
ATTN: CCRC-AM/Carl H. McDonald
1 ROCK ISLAND ARSENAL
ROCK ISLAND, IL 61299-8000
Email: carl.mcdonald1@us.army.mil

2. Administration Office: See Award Document

3. Production Manager: HQ, US ARMY JOINT MUNITIONS COMMAND 1 COPY
ATTN: AMSJM-CDC/Thomas Laake
1 ROCK ISLAND ARSENAL
ROCK ISLAND, IL 61299-6500
Email: thomas.laake@us.army.mil

4. Project Officer: GIUSEPPE SGROI 1 COPY
SFAE-AMO-CCS
BLDG 183 BLUFFINGTON RD
PICATINNY, NJ 07806-5000
Email: giuseppe.sgroi@us.army.mil

(End of clause)

(HS6028)

H-3 52.242-4591 CONTRACTOR PERFORMANCE INFORMATION DEC/2005

BULOVA TECHNOLOGIES ORDNANCE SYSTEMS, LLC, is advised that after contract award its performance under this contract will be subject to an assessment(s) in accordance with FAR 42.15 and AFARS 5142.1503-90. The Department of Defense (DoD) Contractors Performance Assessment Reporting System (CPARS) will be used to maintain the performance report(s) generated on this contract. The rating system to be used in this assessment shall be as follows:

Exceptional (Dark Blue) Performance meets contractual requirements and exceeds many to the Governments benefit. The contractual performance of the element or sub element being assessed was accomplished with few minor problems for which corrective actions taken by the contractor were highly effective.

Very Good (Purple) Performance meets contractual requirements and exceeds some to the Governments benefit. The contractual performance of the element or sub element being assessed was accomplished with some minor problems for which corrective actions taken by the contractor were effective.

Satisfactory (Green) Performance meets contractual requirements. The contractual performance of the element or sub element contains some minor problems for which corrective actions taken by the contractor appear or were satisfactory.

Marginal (Yellow) Performance does not meet some contractual requirements. The contractual performance of the element or sub element being assessed reflects a serious problem for which the contractor has not yet identified corrective actions. The contractors proposed actions appear only marginally effective or were not fully implemented.

Unsatisfactory (Red) Performance does not meet most contractual requirements and recovery is not likely in a timely manner. The contractual performance of the element or sub element contains serious problem(s) for which the contractors corrective actions appear or were ineffective.

The evaluation procedures to be used in this assessment, which include coordination with the contractor, are detailed in AFARS 5142.1503-90.

(End of clause)

(HS7015)

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

H-4 52.247-4545 PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION MAY/1993
JMC UNIQUE

The bidder/offeror is to fill in the Shipped From address, if different from Place of Performance indicated elsewhere in this section.

Shipped From:

125 SE SWISHER RD

MAYO, FLORIDA 32066

____

For contracts involving F.O.B. Origin shipments furnish the following rail information:

Does Shipping Point have a private railroad siding? _____ YES __X__ NO

If YES, give name of rail carrier serving it: ____________________

If NO, give name and address of nearest rail freight station and carrier serving it:

Rail Freight Station Name and Address: JACKSONVILLE, FL

Serving Carrier: UNKNOWN

(End of clause)

(HS7600)

Technology Insertion

At any time during the course of this contract, the Government may require, at its option, the insertion of state-of-the-art, advanced or alternate technology into the booby trap simulators. Technology insertion may be initiated through Engineering Change Proposals and incorporated into the contract via contract modification. If any Engineering Change Proposal would result in the contract price being changed, it may be negotiated as any in scope change under change order modification, and any equitable adjustment shall be incorporated into the contract in the form of a modification.

Engineering Services (CLIN 0007):

Engineering Services Memorandum (ESM) delivery orders shall be placed on a Firm-Fixed-Price (FFP) basis. The Government reserves the right to modify or cancel ESMs in-whole or in-part or change the relative priority assigned the ESM. Delivery date and acceleration or deceleration thereof will normally establish relative priority of ESMs. ESMs will be generated by the Government and will contain the following information as a minimum:

a) Objective of work to be performed
b) Description of proposed work to be performed, within a specific and definitive period of time
c) Scope of Work (SOW) or Statement of Objectives (SOO)
d) Initial relative priority of work to be performed
e) Estimated completion date with a schedule of work to be performed
f) Quality Assurance provisions
g) Inspection and Acceptance criteria.

ESM Delivery Order Proposals: The Government will submit any proposed draft ESMs to the contractor for review, comment and preparation of a delivery order cost proposal. FFP delivery order cost proposals shall identify the necessary labor categories that will apply to the effort and their best estimate of the corresponding number of hours. Costs associated with the efforts described under this paragraph are separately priced under this contract.

*** END OF NARRATIVE H0001 ***

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM

If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
I-1	52.202-1	DEFINITIONS	JUL/2004
I-2	52.203-3	GRATUITIES	APR/1984
I-3	52.203-5	COVENANT AGAINST CONTINGENT FEES	APR/1984
I-4	52.203-6	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT	SEP/2006
I-5	52.203-7	ANTI-KICKBACK PROCEDURES	JUL/1995
I-6	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-7	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
I-8	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
I-9	52.203-13	CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT	DEC/2008
I-10	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
I-11	52.204-7	CENTRAL CONTRACTOR REGISTRATION	APR/2008
I-12	52.209-6	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT	SEP/2006
I-13	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
I-14	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	APR/2008
I-15	52.215-2	AUDIT AND RECORDS--NEGOTIATIONS	MAR/2009
I-16	52.215-8	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT	OCT/1997
I-17	52.215-10	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA	OCT/1997
I-18	52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS	OCT/1997
I-19	52.215-12	SUBCONTRACTOR COST OR PRICING DATA	OCT/1997
I-20	52.215-13	SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS	OCT/1997
I-21	52.215-14	INTEGRITY OF UNIT PRICES	OCT/1997
I-22	52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS	OCT/2004
I-23	52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS	JUL/2005
I-24	52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COSTS OR PRICING DATA--MODIFICATIONS	OCT/1997
I-25	52.219-6	NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE	JUN/2003
I-26	52.219-8	UTILIZATION OF SMALL BUSINESS CONCERNS	MAY/2004
I-27	52.219-14	LIMITATIONS ON SUBCONTRACTING	DEC/1996
I-28	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
I-29	52.222-3	CONVICT LABOR	JUN/2003
I-30	52.222-4	CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME COMPENSATION	JUL/2005
I-31	52.222-19	CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES	AUG/2009
I-32	52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT	DEC/1996
I-33	52.222-21	PROHIBITION OF SEGREGATED FACILITIES	FEB/1999
I-34	52.222-26	EQUAL OPPORTUNITY	MAR/2007
I-35	52.222-29	NOTIFICATION OF VISA DENIAL	JUN/2003
I-36	52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-37	52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES	JUN/1998
I-38	52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS	SEP/2006
I-39	52.222-50	COMBATING TRAFFICKING IN PERSONS	FEB/2009
I-40	52.223-5	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION	AUG/2003
I-41	52.223-6	DRUG-FREE WORKPLACE	MAY/2001
I-42	52.223-14	TOXIC CHEMICAL RELEASE REPORTING	AUG/2003
I-43	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	JUN/2008
I-44	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007

	Regulatory Cite	Title	Date
I-45	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
I-46	52.228-5	INSURANCE--WORK ON A GOVERNMENT INSTALLATION	JAN/1997
I-47	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
I-48	52.230-2	COST ACCOUNTING STANDARDS	OCT/2008
I-49	52.230-3	DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES	OCT/2008
I-50	52.230-6	ADMINISTRATION OF COST ACCOUNTING STANDARDS	MAR/2008
I-51	52.232-1	PAYMENTS	APR/1984
I-52	52.232-8	DISCOUNTS FOR PROMPT PAYMENT	FEB/2002
I-53	52.232-11	EXTRAS	APR/1984
I-54	52.232-17	INTEREST	OCT/2008
I-55	52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) -- ALTERNATE I (APR 1984)	APR/1984
I-56	52.232-25	PROMPT PAYMENT	OCT/2008
I-57	52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION	OCT/2003
I-58	52.233-1	DISPUTES	JUL/2002
I-59	52.233-3	PROTEST AFTER AWARD	AUG/1996
I-60	52.233-4	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM	OCT/2004
I-61	52.242-2	PRODUCTION PROGRESS REPORTS	APR/1991
I-62	52.242-13	BANKRUPTCY	JUL/1995
I-63	52.243-1	CHANGES--FIXED PRICE	AUG/1987
I-64	52.244-5	COMPETITION IN SUBCONTRACTING	DEC/1996
I-65	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	AUG/2009
I-66	52.246-23	LIMITATION OF LIABILITY	FEB/1997
I-67	52.247-15	CONTRACTOR RESPONSIBILITY FOR LOADING AND UNLOADING	APR/1984
I-68	52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS	JUN/2003
I-69	52.247-68	REPORT OF SHIPMENT (REPSHIP)	FEB/2006
I-70	52.248-1	VALUE ENGINEERING	FEB/2000
I-71	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
I-72	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
I-73	52.251-1	GOVERNMENT SUPPLY SOURCES	APR/1984
I-74	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
I-75	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	JAN/2009
I-76	252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES	DEC/2008
I-77	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	JAN/2009
I-78	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
I-79	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
I-80	252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (52.204-7)	SEP/2007
I-81	252.204-7006	BILLING INSTRUCTIONS	OCT/2005
I-82	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
I-83	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	DEC/2006
I-84	252.215-7000	PRICING ADJUSTMENTS	DEC/1991
I-85	252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS	DEC/2006
I-86	252.223-7002	SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES	MAY/1994
I-87	252.223-7003	CHANGE IN PLACE OF PERFORMANCE--AMMUNITION AND EXPLOSIVES	DEC/1991
I-88	252.223-7004	DRUG-FREE WORK FORCE	SEP/1988
I-89	252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS	APR/1993
I-90	252.225-7001	BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM	JAN/2009
I-91	252.225-7006	QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES	MAY/2007
I-92	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	DEC/2008
I-93	252.225-7013	DUTY-FREE ENTRY	OCT/2006
I-94	252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS	SEP/2004
I-95	252.227-7013	RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS	NOV/1995
I-96	252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION	JUN/1995
I-97	252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION	JUN/1995
I-98	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE	JUN/1995
I-99	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JUN/1995
I-100	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988

	Regulatory Cite	Title	Date
I-101	252.227-7030	TECHNICAL DATA--WITHHOLDING OF PAYMENT	MAR/2000
I-102	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
I-103	252.231-7000	SUPPLEMENTAL COST PRINCIPLES	DEC/1991
I-104	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
I-105	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
I-106	252.243-7001	PRICING OF CONTRACT MODIFICATIONS	DEC/1991
I-107	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
I-108	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS)	AUG/2009
I-109	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
I-110	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY/2002
I-111	252.247-7024	NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA	MAR/2000
I-112	252.251-7000	ORDERING FROM GOVERNMENT SUPPLY SOURCES	NOV/2004
I-113	52.209-3	FIRST ARTICLE APPROVAL -- CONTRACTOR TESTING (SEP 1989) -- ALTERNATE I (JAN 1997)	JAN/1997

(a) The Contractor shall test units as specified in Section E (Clause 52.209-4512 FIRST ARTICLE TEST- CONTRACTOR TESTING) in this contract. At least 15 calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

(b) The Contractor shall submit the first article test report within 360 calendar days from the date of this contract (210 calendar days for follow-on orders if required) to AMSJM-CDC/QAP and carl.mcdonald1@us.army.mil marked First Article Test Report: Contract No. ___, Lot/Item No. ___. Within 30 calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall repeat any or all first article tests. After each request for additional tests, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall then conduct the tests and deliver another report to the Government under the terms and conditions and within the time specified by the Government. The Government shall take action on this report within the time specified in paragraph (b) above. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule, or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article report on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, and if the approved first article is not consumed or destroyed in testing, the Contractor may deliver the approved first article as part of the contract quantity if it meets all contract requirements for acceptance.

(f) If the Government does not act within the time specified in paragraph (b) or (c) above, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) Before first article approval, the acquisition of materials or components for, or the commencement of production of, the balance of the contract quantity is at the sole risk of the Contractor. Before first article approval, the costs thereof shall not be allocable to this contract for

(1) progress payments, or

(2) termination settlements if the contract is terminated for the convenience of the Government.

(h) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the offeror/contractor and have been accepted by the Government. The offeror/contractor may request a waiver.

(i) The Contractor shall produce both the first article and the production quantity at the same facility.

(End of Clause)

I-114 52.216-18 ORDERING OCT/1995

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from DATE OF CONTRACT AWARD through 31 DECEMBER 2013.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of Clause)

I-115 52.216-19 ORDER LIMITATIONS OCT/1995

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than the minimum quantity in each ordering period for each item according to the price matrix, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor --

(1) Any order for a single item in excess of the maximum quantity in each ordering period for each item according to the price matrix,

(2) Any order for a combination of items in excess of the maximum quantity for all items; or

(3) A series of orders from the same ordering office within one calendar year that together call for quantities exceeding the limitation in subparagraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 7 days after issuance, with written notice stating the Contractors intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of Clause)

I-116 52.216-22 INDEFINITE QUANTITY OCT/1995

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractors and Governments rights and obligations with respect to that order to the same extent as if the order were completed during the contracts effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 12 months from the last order unless otherwise negotiated.

(End of Clause)

I-117 52.243-7 NOTIFICATION OF CHANGES APR/1984

(a) Definitions. Contracting Officer, as used in this clause, does not include any representative of the Contracting Officer.

Specifically Authorized Representative (SAR), as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

(b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within 14 calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state --

(1) The date, nature, and circumstances of the conduct regarded as a change;

(2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

(3) The identification of any documents and the substance of any oral communication involved in such conduct;

(4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

(5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including --

(i) What contract line items have been or may be affected by the alleged change;

(ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

(iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

(iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

(6) The Contractors estimate of the time by which the Government must respond to the Contractors notice to minimize cost, delay or disruption of performance.

(c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

(d) Government response. The Contracting Officer shall promptly, within 14 calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either --

(1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

(2) Countermand any communication regarded as a change;

(3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

(4) In the event the Contractors notice information is inadequate to make a decision under subparagraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

(e) Equitable adjustments.

(1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractors cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made --

(i) In the contract price or delivery schedule or both; and

(ii) In such other provisions of the contract as may be affected.

(2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractors failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

NOTE: The phrases contract price and cost wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of Clause)

I-118 52.246-17 WARRANTY OF SUPPLIES OF A NON-COMPLEX NATURE JUN/2003

(a) Definitions. As used in this clause--

Acceptance means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing supplies, or approves specific services as partial or complete performance of the contract.

Supplies means the end items furnished by the Contractor and related services required under the contract. The word does not include data.

(b) Contractors obligations.

(1) Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for 1095 days after acceptance.

(i) All supplies furnished under this contract will be free from defects in material or workmanship and will conform with all requirements of this contract; and

(ii) The preservation, packaging, packing, and marking, and the preparation for, and method of, shipment of such supplies will conform with the requirements of this contract.

(2) When return, correction, or replacement is required, transportation charges and responsibility for the supplies while in transit shall be borne by the Contractor. However, the Contractors liability for the transportation charges shall not exceed an amount equal to the cost of transportation by the usual commercial method of shipment between the place of delivery specified in this contract and the Contractors plant, and return.

(3) Any supplies or parts thereof, corrected or furnished in replacement under this clause, shall also be subject to the terms of this clause to the same extent as supplies initially delivered. The warranty, with respect to supplies or parts thereof, shall be equal in duration to that in paragraph (b)(1) of this clause and shall run from the date of delivery of the corrected or replaced supplies.

(4) All implied warranties of merchantability and fitness for a particular purpose are excluded from any obligation contained in this contract.

(c) Remedies available to the Government.

(1) The Contracting Officer shall give written notice to the Contractor of any breach of warranties in paragraph (b)(1) of this clause within 120 days after discovery of defects.

(2) Within a reasonable time after the notice, the Contracting Officer may either --

(i) Require, by written notice, the prompt correction or replacement of any supplies or parts thereof (including preservation, packaging, packing, and marking) that do not conform with the requirements of this contract within the meaning of paragraph (b)(1) of this clause; or

(ii) Retain such supplies and reduce the contract price by an amount equitable under the circumstances.

(3)(i) If the contract provides for inspection of supplies by sampling procedures, conformance of supplies or components subject to warranty action shall be determined by the applicable sampling procedures in the contract. The Contracting Officer --

(A) May, for sampling purposes, group any supplies delivered under this contract;

(B) Shall require the size of the sample to be that required by sampling procedures specified in the contract for the quantity of supplies on which warranty action is proposed;

(C) May project warranty sampling results over supplies in the same shipment or other supplies contained in other shipments even though all of such supplies are not present at the point of reinspection; provided, that the supplies remaining are reasonably representative of the quantity on which warranty action is proposed; and

(D) Need not use the same lot size as on original inspection or reconstitute the original inspection lots.

(ii) Within a reasonable time after notice of any breach of the warranties specified in paragraph (b)(1) of this clause, the Contracting Officer may exercise one or more of the following options:

(A) Require an equitable adjustment in the contract price for any group of supplies.

(B) Screen the supplies grouped for warranty action under this clause at the Contractors expense and return all nonconforming supplies to the Contractor for correction or replacement.

(C) Require the Contractor to screen the supplies at locations designated by the Government within the contiguous United States and to correct or replace all nonconforming supplies.

(D) Return the supplies grouped for warranty action under this clause to the Contractor (irrespective of the f.o.b. point or the point of acceptance) for screening and correction or replacement.

(4)(i) The Contracting Officer may, by contract or otherwise, correct or replace the nonconforming supplies with similar supplies from another source and charge to the Contractor the cost occasioned to the Government thereby if the Contractor --

(A) Fails to make redelivery of the corrected or replaced supplies within the time established for their return; or

(B) Fails either to accept return of the nonconforming supplies or fails to make progress after their return to correct or replace them so as to endanger performance of the delivery schedule, and in either of these circumstances does not cure such failure within a period of 10 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure.

(ii) Instead of correction or replacement by the Government, the Contracting Officer may require an equitable adjustment of the contract price. In addition, if the Contractor fails to furnish timely disposition instructions, the Contracting Officer may dispose of the nonconforming supplies for the Contractors account in a reasonable manner. The Government is entitled to reimbursement from the Contractor, or from the proceeds of such disposal, for the reasonable expenses of the care and disposition of the nonconforming supplies, as well as for excess costs incurred or to be incurred.

(5) The rights and remedies of the Government provided in this clause are in addition to and do not limit any rights afforded to the Government by any other clause of this contract.

(End of Clause)

I-119 252.223-7007 SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES SEP/1999

(a) Definition. Arms, ammunition, and explosives (AA&E), as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

(b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract:

NOMENCLATURE	NATIONAL STOCK NUMBER	SENSITIVITY/ CATEGORY
Simulator, Booby Trap Flash M117	1370-01-536-8393	4/IV
Simulator, Booby Trap Illuminating M118	1370-01-536-8398	4/IV
Simulator, Booby Trap Whistling M119	1370-01-536-8400	4/IV

(c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

(d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

(e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

(f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier:

(1) For the development, production, manufacture, or purchase of AA&E; or

(2) When AA&E will be provided to the subcontractor as Government-furnished property.

(g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

(End of clause)

I-120 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES OCT/1997

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall --

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractors ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of Clause)

I-121 52.219-28 POST-AWARD SMALL BUSINESS PROGRAM REREPRESENTATION APR/2009

(a) Definitions. As used in this clause--

"Long-term contract" means a contract of more than five years in duration, including options. However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

"Small business concern" means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause. Such a concern is "not dominant in its field of operation" when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged. In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract. The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/ .

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor's current status. The Contractor shall notify the contracting office in writing within the timeframes specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code _____________ assigned to contract number ______________________. [Contractor to sign and date and insert authorized signer's name and title].

(End of clause)

I-122 52.222-39 NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES DEC/2004

(a) Definition. As used in this clause--

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB's website at http://www.nlrb.gov

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR Part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR Part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to--

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor's employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor's facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall--

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 20210, or from any field office of the Department's Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor's official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c). For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR Part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)

I-123 52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA JAN/1997

(a) Hazardous material, as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (If none, insert None)	Identification No.
NONE	

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Governments rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to --

(i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii) Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

NOTE: THE CONTRACTOR SHALL PREPARE AND SUBMIT A MATERIAL SAFETY DATA SHEET (MSDS) IN ACCORDANCE WITH THIS CLAUSE TO EACH OF THE FOLLOWING ADDRESSES:

COMMANDER
U.S. ARMY FIELD SUPPORT COMMAND (AFSC)
ATTN: AMSFS-SF
ROCK ISLAND, IL 61299-6000

COMMANDER
U.S. ARMY FIELD SUPPORT COMMAND (AFSC)
ATTN: AMSFS-TD
ROCK ISLAND, IL 61299-6000

COMMANDER
U.S. ARMY JOINT MUNITIONS COMMAND
ATTN: AMSJM-CCA-M
ROCK ISLAND, IL 61299-6000

COMMANDER ARMY TANK AUTOMOTIVE COMMAND
(TACOM-RI)
ATTN: AMSTA-AR-MEP-RP
ROCK ISLAND, IL 61299-7630

(End of Clause)

I-124 52.223-11 OZONE-DEPLETING SUBSTANCES MAY/2001

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR Part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

Warning

Contains (or manufactured with, if applicable) *________________________, a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.

* The Contractor shall insert the name of the substance(s).

(End of Clause)

I-125 52.252-2 CLAUSES INCORPORATED BY REFERENCE FEB/1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:

http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm or https://webportal.saalt.army.mil/saal-zp/procurement/afars.doc

(End of Clause)

I-126 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES APR/1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

(End of Clause)

I-127 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS NOV/2005

(a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

(b) Offerors are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet at http://guidebook.dcma.mil/20/guidebook_process.htm (paragraph 4.2).

(c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

(1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

(2) Identify each facility at which the offeror proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

(3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

(4) If the proposed SPI process has been accepted at the facility at which it is proposed for use, but is not yet listed at the Internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

(d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process: ______________________________

Facility: ______________________________

Military or Federal Specification or Standard: ______________________________

Affected Contract Line Item Number, Subline Item Number, Component, or Element: ______________________________

(e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective offeror

(1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

(2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

(End of clause)

I-128 252.223-7001 HAZARD WARNING LABELS DEC/1991

(a) Hazardous material, as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.

(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:

(1) Federal Insecticide, Fungicide and Rodenticide Act;

(2) Federal Food, Drug and Cosmetics Act;

(3) Consumer Product Safety Act;

(4) Federal Hazardous Substances Act; or

(5) Federal Alcohol Administration Act.

(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert None.)	ACT
NONE	

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

(End of clause)

I-129 52.203-5000 (ACC) CONTRACTOR CODE OF BUSINESS ETHICS AND CONDUCT JAN/2009

FAR 52.203-13(b)(3)(i), also included in Section I of this document, requires submission of certain information to the "agency Office of the Inspector General (OIG)". Within the Department of Defense (DoD), the designated agency Office of the Inspector General (OIG) is the DoD OIG at the following address:

Office of the Inspector General
United States Department of Defense
Investigative Policy and Oversight
Contractor Disclosure Program
400 Army Navy Drive, Suite 1037
Arlington, VA 22202-4704
Toll Free Telephone: 866-429-8011

(End of Clause)

I-130 52.201-4500 LOCAL AUTHORITY OF GOVERNMENT REPRESENTATIVE FEB/1993

The Contractor is advised that contract changes, such as engineering changes, will be authorized only by the Contracting Officer or his representative in accordance with the terms of the contract. No other Government representative, whether in the act of technical supervision or administration, is authorized to make any commitment to the Contractor or to instruct the Contractor to perform or terminate any work, or to incur any obligation. Project Engineers, Technical Supervisors and other groups are not authorized to make or otherwise direct changes which in any way affect the contractual relationship of the Government and the Contractor.

(End of clause)

(IS7025)

I-131 52.246-4551 SUPPLEMENTAL WARRANTY INFORMATION JAN/2006

(a) Whenever a request for waiver, deviation, or other change to a requirement in the contract is approved, Contractor responsibilities arising out of provisions of this clause are relieved only to the extent of the terms and conditions specified in the approval.

(b) For purpose of identifying the warranted material to facilities receiving it, the following instructions will apply:

(1) For a quantity of warranted material which has been accepted at origin by the Government, the pertinent DD Form 250 (and the pertinent Ammunition Data Card if the card is contractually required) shall bear the following annotation: "The warranty period of the quantity stated hereon of (enter the item serial/lot number(s) as applicable) begins on (enter the date of acceptance of the quantity) and ends on (enter the date of the end of the warranty period for the quantity).

(2) For a quantity of warranted material which has not been accepted at origin by the Government, the pertinent DD Form 250 (and the pertinent Ammunition Data Card if the card is contractually required) shall bear the following annotation: "The warranty period for the quantity stated hereon of (enter item serial/lot number(s) as applicable) begins on the date of the acceptance of the lot and ends (enter the length of the warranty period) days later."

(End of clause)

(IS7070)

Name of Offeror or Contractor: BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC

SECTION J - LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST (CDRLS) M117		009	
Exhibit B	CONTRACT DATA REQUIREMENTS LIST (CDRSL) M118		009	
Exhibit C	CONTRACT DATA REQUIREMENTS LIST (CDRLS) M119		008	
Attachment 0001	PRICING MATRIX		002	
Attachment 0002	PRICING MATRIX INSTRUCTIONS & PRICING EVALUATION FACTORS FOR AWARD		003	
Attachment 0003	DOCUMENT SUMMARY LIST- M117		004	
Attachment 0004	DOCUMENT SUMMARY LIST- M118		004	
Attachment 0005	DOCUMENT SUMMARY LIST- M119		004	
Attachment 0006	ADDRESS CODE DISTRIBUTION FOR ECP/RFD/VECP		001	
Attachment 0007	DATA DELIVERY DESCRIPTION- ECP		009	
Attachment 0008	DATA DELIVERY DESCRIPTION- NOR		002	
Attachment 0009	DATA DELIVERY DESCRIPTION- RFD		004	
Attachment 0010	SECURITY STATEMENT OF WORK		003	
Attachment 0011	HAZARDOUS MATERIAL WARNING LABEL		001	
Attachment 0012	GUIDANCE ON DOCUMENTATION OF CDRL		002	
Attachment 0013	INSTRUCTIONS FOR COMPLETING DD FORM 1423		001	
Attachment 0014	ADDRESS LIST		001	
Attachment 0015	DEFENSE PRIORITIES AND ALLOCATIONS SYSTEM		002	
Attachment 0016	INFORMATION ON PROPER MARKING AND RELEASE OF DOCUMENTS		011	
Attachment 0017	DISCLOSURE OF LOBBYING ACTIVITIES		003	
Attachment 0018	LISTING OF GOVERNMENT OWNED PROPERTY TO BE USED FOR PERFORMANCE		002	
Attachment 0019	ECP R08K3015- UPDATE AMMUNITION & EXPLOSIVES 2D BARCODE LABELING REQUIREMENTS		003	
Attachment 0020	ECP R08Q2008- LEAKER PREVENTION INSPECTIONS AND DESCRIPTIVE PACKAGING REQUIREMENTS		023	
Attachment 0021	ECP R08K2070- UPDATES TO SPECIFICATION, REVISIONS TO DRAWINGS IN TDP AND INTRODUCE NEW COAI DRAWINGS		024	
Attachment 0022	BULOVA TECHNOLOGIES ORDNANCE SYSTEMS PROPOSAL AND AMENDMENTS		084	

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

RATING: DO-A6

PAGE 1 OF PAGES 35

2. CONTRACT (*Proc. Inst. Ident.*) NO.: N00164-12-D-JS87

3. EFFECTIVE DATE: 15 May 2012

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

5. ISSUED BY — CODE: N00164
NAVAL SURFACE WARFARE CENTER CRANE DIV
K. SWINDELL (812-854-5733)
BLDG 64 CODE CXMP-XK
300 HIGHWAY 361
CRANE IN 47522-5001

6. ADMINISTERED BY (*If other than Item 5*) — CODE: S1002A
DCMA ORLANDO
3555 MAGUIRE BLVD.
ORLANDO FL 32803-3726
SCD: B

7. NAME AND ADDRESS OF CONTRACTOR (*No., street, city, county, state and zip code*)
BULOVA TECHNOLOGIES ORDNANCE SYSTEMS LLC
125 SOUTH EAST SWISHER RD
MAYO FL 32066-6407

CODE: 4DHW8 — FACILITY CODE:

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (*See below*)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (*4 copies unless otherwise specified*) TO THE ADDRESS SHOWN IN: 1 — ITEM: Section G

11. SHIP TO/MARK FOR — CODE:
See Schedule

12. PAYMENT WILL BE MADE BY — CODE: HQ0330
DFAS COLUMBUS CENTER, WEST ENTITLEMENT
P.O. BOX 182381
COLUMBUS OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				
				15G. TOTAL AMOUNT OF CONTRACT	$9,835,450.15

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	24 - 34
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 7			**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	8 - 10	X	J	LIST OF ATTACHMENTS	35
X	D	PACKAGING AND MARKING	11 - 12			**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	13		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	14 - 16				
X	G	CONTRACT ADMINISTRATION DATA	17 - 21		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	22 - 23		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number N00164-11-R-JS87-0001 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (*Type or print*)

20A. NAME OF CONTRACTING OFFICER
TEL: EMAIL:

19B. NAME OF CONTRACTOR
BY ______________________ (*Signature of person authorized to sign*)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY ______________________ (*Signature of Contracting Officer*)

20C. DATE SIGNED

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0001	First Article MK 80 Hand Fired Signal In Accordance with Section C (Automated Data Lists, Specifications and Technical Drawings) and the List of Attachments in Section J. In addition to the 85 MK 80 units, First Article requirements also include 35 Flare Cup Assemblies FOB: Destination FFP	85	Each	$170.59	$14,500.15

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0002	MK 80 Hand Fired Signal In Accordance with Section C (Automated data Lists, Specifications and technical Drawings) and the List of Attachments in Section J (See Pricing Matrix for CLIN 0002 at the end of Contract Section B). FOB: Destination FFP	UNDEFINED		UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0003	MK 79 Signal Kit - Illumination In Accordance with Section C (Automated Data Lists, Specifications and Technica Drawings) and the List of Attachments in Section J. (See the Pricing Matrix for CLIN 0003 at the End of Section B). FOB: Destination FFP	UNDEFI NED		UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0004	MK 80 Improved Hand Fired Signal In Accordance with Section C (Automated data Lists, Specifications and technical Drawings) and the List of Attachments in Section J FOB: Destination FFP	UNDEFI NED	Each	UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0005	MK 79 Improved Signal Kit - Illumination In Accordance with Section C (Automated Data Lists, Specifications and Technica Drawings) and the List of Attachments in Section J. FOB: Destination FFP	UNDEFI NED	Each	UNDEFINED	$0.00

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0006	Data/Tech Requirements for CLINs 0001-0005 in accordance with (IAW) CDRLs A0001-A0007 and applicable DIDs. The Government shall have unlimited data rights to all data generated IAW DFARS 252.227-7013 unless an assertion is provided and accepted by the Government with the offer IAW DFARS 252.227-7017. All data/tech data generated under this procurement has been paid for, in full, by the Government. FOB: Destination FFP		Lot		NSP

ITEM NO	SUPPLIES/SERVICES	QTY	U/I	UNIT PRICE	AMOUNT
0007	Contract Ceiling This CLIN is used only to populate CLIN 0002 and CLIN 0003 contract ceiling amount, no orders will be placed against this CLIN FOB: Destination FFP	1	Each	$9,820,950.00	$9,820,950.00 NTE

SECTION B NOTES

1. Section K of the Solicitation/Annual Reps and Certs will be incorporated by reference and made a material part of the resultant contract IAW FAR 15.406-1(b).

2. The technical data package contains information that is export controlled. Only those companies that have completed DD Form 2345 and are certified under the Joint Certification Program (JCP) in an active status are authorized to receive the package. Additional information is available at http://www.dlis.dla.mil/jcp/.

CONTRACT MINIMUM/MAXIMUM QUANTITY AND CONTRACT VALUE

The minimum quantity and contract value for all orders issued against this contract shall not be less than the minimum quantity and contract value stated in the following table. The maximum quantity and contract value for all orders issued against this contract shall not exceed the maximum quantity and contract value stated in the following tables.

MK 80

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
11,000.00		490,000.00	

MK 79

MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0.00		70,000.00	

CLIN DELIVERY/TASK ORDER MINIMUM/MAXIMUM QUANTITY AND CLIN ORDER VALUE

The minimum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not be less than the minimum quantity and order value stated in the following table. The maximum quantity and order value for the given Delivery/Task Order issued for this CLIN shall not exceed the maximum quantity and order value stated in the following table.

CLIN	MINIMUM QUANTITY	MINIMUM AMOUNT	MAXIMUM QUANTITY	MAXIMUM AMOUNT
0001	85	$	85	$
0002	3201	$	100,000	$
0003	450	$	15,000	$
0004	N/A- Unpriced Line Item	$	N/A- Unpriced Line Item	$
0005	N/A- Unpriced Line Item	$	N/A- Unpriced Line Item	$

CLAUSES INCORPORATED BY FULL TEXT

CNIN-B-0002 FIRST ARTICLES –ADDITIONAL INFORMATION

The first article units, if required, may not be delivered as part of the contract quantity. (see FAR clause 52.209-4)

CNIN-B-0005 ORDERING -- ADDITIONAL INFORMATION

The agency authorized to place Delivery Orders against this contract is: Crane Division, Naval Surface Warfare Center (NAVSURFWARCENDIV Crane), and Crane, IN 47522-5001.

Delivery Orders shall be placed against this contract using a DD 1155 or SF 1449 format. Delivery Orders placed under this contract shall be placed no later than 5 years after the effective date of the contract.

Delivery Orders placed against this contract shall be issued via mail, an electronic commerce method (i.e. email) or by facsimile.

CNIN-B-0008 Data Rights
The Government shall have unlimited data rights to all data generated in accordance with DFARS 252.227-7013 unless an assertion is provided and accepted by the Government with the offer IAW DFARS 252.227-7017.

NOTICE:

HANDLING OF PROPOSAL DATA & CORRESPONDENCE BY CONTRACTOR SUPPORT PERSONNEL

You are hereby notified that contractor support personnel within the NSWC Crane Acquisition and Extended Enterprise Department may be handling your Bid and Proposal or Quote data as well as other correspondence and documentation concerning this action. Non-disclosure statements have been executed by all contractor support personnel participating in the process and are maintained by the NSWC Crane Acquisition and Extended Enterprise Department.

HQ B-2-0004 EXPEDITING CONTRACT CLOSEOUT (NAVSEA) (DEC 1995)

(a) As part of the negotiated fixed price or total estimated amount of this contract, both the Government and the Contractor have agreed to waive any entitlement that otherwise might accrue to either party in any residual dollar amount of $500 or less at the time of final contract closeout. The term "residual dollar amount" shall include all money that would otherwise be owed to either party at the end of the contract, except that, amounts connected in any way with taxation, allegations of fraud and/or antitrust violations shall be excluded. For purposes of determining residual dollar amounts, offsets of money owed by one party against money that would otherwise be paid by that party may be considered to the extent permitted by law.

(b) This agreement to waive entitlement to residual dollar amounts has been considered by both parties. It is agreed that the administrative costs for either party associated with collecting such small dollar amounts could exceed the amount to be recovered.

HQ B-2-0022 CONTRACT SUMMARY FOR PAYMENT OFFICE (FIXED PRICE) (FEB 1997)

This entire contract is fixed price.

CLIN 0002 PRICING MATRIX

Unit Quantity	Year 1	Year 2	Year 3	Year 4	Year 5
3,201-10,000	$37.67	$9.50	$9.56	$9.89	$10.23
10,001-25,000	$34.89	$9.08	$9.39	$9.71	$10.04
25,001-50,000	$20.27	$7.31	$7.56	$7.81	$8.08
50,001-75,000	$12.81	$7.11	$7.36	$7.60	$7.86
75,001-100,000	$10.71	$6.89	$7.12	$7.37	$7.62

Contract Years – The anniverseries for the contract years coincide with the contract's effective date and consist of 365 days per year, with the exception of leap years, which consist of 366 days per year.

CLIN 0003 PRICING MATRIX

Unit Quantity	Year 1	Year 2	Year 3	Year 4	Year 5
450-5000	$95.19	$81.36	$84.96	$87.19	$90.27
5,001-7,500	$72.02	$68.82	$71.23	$73.73	$76.32
7,501-10,000	$65.21	$63.19	$65.40	$67.68	$70.05
10,001-15,000	$58.73	$57.91	$59.93	$62.03	$64.20

Contract Years – The anniverseries for the contract years coincide with the contract's effective date and consist of 365 days per year, with the exception of leap years, which consist of 366 days per year.

Section C - Descriptions and Specifications

DETAIL SPECIFICATIONS

The following Automated Data Lists are considered an integral part of Section C; they are included as attachments and also listed in Section J.

Description	Pages	Date
ADL 53711-6136000H, Signal, Hand Fired (Red), MK 80 MOD 2. In addition to ADL also includes associated drawings, specs and the other documents listed in the ADL.	9	18 FEB 2011
ADL 53711-6136004H, Signal Kit, Illumination, (Red), MK 79 MOD 2. In addition to ADL also includes associated drawings, specs and the other documents listed in the ADL.	5	18 FEB 2011
ADL 10001-2112951L, Projector, Signal, Surface, MK 31 MOD 0. In addition, to ADL also includes associated drawings, specs and the other documents listed in the ADL.	6	18 FEB 2011

CLAUSES INCORPORATED BY FULL TEXT

HQ-C-1-0001 DATA REQUIREMENTS NAVSEA

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibits, attached hereto.

HQ-C-2-0008 ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS (NAVSEA) (MAY 1993)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.

HQ-C-2-0023 EXCLUSION OF MERCURY (NAVSEA) (JAN 2008)

Mercury or mercury containing compounds shall not be intentionally added or come in direct contact with hardware or supplies furnished under this contract.

HQ-C-2-0027 FIRST ARTICLE (GOVERNMENT TESTING) (NAVSEA) (SEP 1990)

(a) For the purpose of this contract, the "First Article" is synonymous with the terms "preproduction model(s)" and "preproduction equipment".

(b) The production equipment shall be manufactured with tools, material and methods which are the same as, or representative of the tools, material and methods which were used to manufacture the First Article. The First Article shall not be delivered for first article approval tests as provided for the clause of this contract entitled "FIRST ARTICLE APPROVAL--GOVERNMENT TESTING" (FAR 52.209-4) until after the Contractor has fully tested it, at its expense, to determine compliance with said requirements and it has been preliminarily accepted by the Contract Administration Office. The Contractor shall make a record of all data obtained during such tests in such form as is consonant with good engineering practice and furnish five (5) copies thereof. The cover sheet of each copy of this record shall be marked with this contract number and the item identification. One (1) copy shall be furnished to the Contract Administration Office at the time of inspection for preliminary acceptance, one (1) copy shall accompany the First Article on delivery thereof, and three (3) copies shall be furnished to the Naval Sea Systems Command at the time of First Article delivery.

(c) Pursuant to paragraph (e) of the clause entitled "FIRST ARTICLE APPROVAL--GOVERNMENT TESTING", the First Article shall not be delivered as part of the production quantity.*

HQ-C-2-0038 PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/overdimensional materials.

HQ-C-2-0051 SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)

(a) Definitions.

(i) A "zero-tier reference" is a specification, standard, or drawing that is cited in the contract (including its attachments).

(ii) A "first-tier reference" is either: (1) a specification, standard, or drawing cited in a zero-tier reference, or (2) a specification cited in a first-tier drawing.

(b) Requirements.

All zero-tier and first-tier references, as defined above, are mandatory for use. All lower tier references shall be used for guidance only.

HQ-C-2-0059 UPDATING SPECIFICATIONS AND STANDARDS (NAVSEA) (AUG 1994)

If, during the performance of this or any other contract, the contractor believes that any contract contains outdated or different versions of any specifications or standards, the contractor may request that all of its contracts be updated to include the current version of the applicable specification or standard. Updating shall not affect the form, fit or function of the deliverable item or increase the cost/price of the item to the Government. The contractor should submit update requests to the Procuring Contracting Officer with copies to the Administrative Contracting Officer and cognizant program office representative for approval. The contractor shall perform the contract in accordance with the existing specifications and standards until notified of approval/disapproval by the Procuring Contracting Officer. Any approved alternate specifications or standards will be incorporated into the contract.

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

CNIN-D-0004 MARKING FOR SHIPMENT

The Contractor shall mark all shipments under a resulting contract to include the following items:

Contract Number; Item Number; Lot Number (when applicable); Part Number; National Stock Number; Contractor Model Number; Serial Number; Packing Date; Attn: Kory Boyd, Code JXRT, Bldg.2390.

CLAUSES INCORPORATED BY FULL TEXT

CNIN-D-0005 PROHIBITED PACKING MATERIALS

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited. In addition, loose fill polystyrene is prohibited for shipboard use.

CNIN-D-0006 INSTRUCTIONS FOR MARKING DISTRIBUTION STATEMENT

The Contractor shall comply with the instructions cited below for placement of the distribution statement associated with data. The applicable distribution statement is identified on each Contract Data Requirements List (DD Form 1423-1).

The distribution statement shall be displayed conspicuously on technical documents so as to be recognized readily by receipts. The distribution statement shall appear on each front cover and title page of a report. If the technical document does not have a cover or title page, the applicable distribution statement shall be stamped or typed on the front page in a conspicuous position.

HQ D-2-0004 IDENTIFICATION MARKING OF PARTS (NAVSEA) (NOV 1996)

Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

(1) Parts shall be marked in accordance with generally accepted commercial practice.

(2) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

HQ-D-2-0006 MARKING AND PACKING LIST(S) (NAVSEA) (NOV 1996)

(a) Marking. Shipments, shipping containers and palletized unit loads shall be marked in accordance with best commercial practice.
(b) Packing List(s). A packing list (DD Form 250 Material Inspection and Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items. Where assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.
(c) Master Packing List. In addition to the requirements in paragraph (b) above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.
(d) Part Identification. All items within the kit, set, installation hardware or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government
0004	Destination	Government	Destination	Government
0005	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies--Fixed Price	AUG 1996
52.246-16	Responsibility For Supplies	APR 1984
252.246-7000	Material Inspection And Receiving Report	MAR 2008

CLAUSES INCORPORATED BY FULL TEXT

HQ E-1-0001 INSPECTION AND ACCEPTANCE LANGUAGE FOR DATA

Inspection and acceptance of all data shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	11-SEP-2012	85	NAVAL SURFACE WARFARE CENTER CRANE DIV JOE HUTCHINS BLDG 2390 CODE JXRQ 300 HIGHWAY 361 CRANE IN 812-854-5538 FOB: Destination	N00164
0002	First Lot 432 days after contract award. Subsequent lots 197 days after previuos lot acceptance.	See Individual Delivery Orders	NAVAL SURFACE WARFARE CENTER CRANE DIV KORY BOYD BLDG 2390 CODE JXMPL ACCT: 5, C/C:A P/C:Q, LAC:DQ 300 HIGHWAY 361 CRANE IN 47522-5001 812-854-2984 FOB: Destination	N00164
0003	First Lot 197 days after receipt of order. Subsequent lots 197 days after previous lot acceptance	See Individual Delivery Orders	(SAME AS PREVIOUS LOCATION) FOB: Destination	N00164
0004	To be determined (TBD) if necessary	TBD	TBD	N00164
0005	To be determined (TBD) if necessary	TBD	TBD	N00164
0006	IAW CDRLs (DD 1423s)	1	IAW CDRLs (DD 1423s)	N00164
0007	N/A	N/A	N/A	N/A

CLAUSES INCORPORATED BY REFERENCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay Of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

CLAUSES INCORPORATED BY FULL TEXT

52.211-8 TIME OF DELIVERY (JUN 1997)

(a) The Government requires delivery to be made according to the following schedule:

REQUIRED DELIVERY SCHEDULE

MK 80 Signals

First Article Units are due 180 days after contract award. The Government will then have 45 days to test the First Article samples and 14 additional days to accept or reject the first articles. If the first articles are accepted, the contractor will then have 120 days to produce the first production lot and provide the lot acceptance sample to the Government. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the first lot to the Government.

For subsequent lots after the first production units, the contractor will have 120 days to produce the lot. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the lot to the Government. Production lots should consist of approximately 2500 units each month until total delivery order quantity is met.

MK 79 Signal Kit

The contractor will have 120 days to produce the first production lot and provide the lot acceptance sample to the Government. The Government will then have 45 days to test the lot acceptance sample and an additional 14 days to report the findings to the contractor. If the lot is accepted, the contractor then has 14 days to deliver the first lot to the Government. Production lots should consist of approximately 350 units each month until total delivery order quantity is met. MK 79 Production cannot start until the MK 80 First Article Signal is accepted by the government.

The Government will evaluate equally, as regards time of delivery, offers that propose delivery of each quantity within the applicable delivery period specified above. Offers that propose delivery that will not clearly fall within the applicable required delivery period specified above, will be considered nonresponsive and rejected. The Government reserves the right to award under either the required delivery schedule or the proposed delivery schedule, when an offeror offers an earlier delivery schedule than required above. If the offeror proposes no other delivery schedule, the required delivery schedule above will apply.

OFFEROR'S PROPOSED DELIVERY SCHEDULE

____

Within Days

After Date

Item No. Quantity of Contract

__________ __________ __________

__________ __________ __________

(b) Attention is directed to the Contract Award provision of the solicitation that provides that a written award or acceptance of offer mailed, or otherwise furnished to the successful offeror, results in a binding contract. The Government will mail or otherwise furnish to the offeror an award or notice of award not later than the day award is dated. Therefore, the offeror should compute the time available for performance beginning with the actual date of award, rather than the date the written notice of award is received from the Contracting Officer through the ordinary mails. However, the Government will evaluate an offer that proposes delivery based on the Contractor's date of receipt of the contract or notice of award by adding (1) five calendar days for delivery of the award through the ordinary mails, or (2) one working day if the solicitation states that the contract or notice of award will be transmitted electronically. (The term "working day" excludes weekends and U.S. Federal holidays.) If, as so computed, the offered delivery date is later than the required delivery date, the offer will be considered nonresponsive and rejected.

(End of clause)

CNIN-F-0003 RECEIVING FACILITY SCHEDULE

The contractor shall schedule deliveries under this contract to ensure arrival at destination only on Monday through Thursday (excluding holidays) between the hours of 7:00 A.M. and 2:00 P.M. Eastern Standard Time. The receiving facility is normally closed Friday, Saturday, and Sunday.

HQ-F-2-0004 DELIVERY LANGUAGE FOR F.O.B. DESTINATION

All supplies hereunder shall be delivered with all the transportation charges prepaid, in accordance with the clause hereof entitled "F.O.B. DESTINATION" (FAR 52.247-34).

The Contractor shall not ship directly to a military air or water port terminal without authorization by the cognizant Contract Administration Office.

Except when the Material Inspection and Receiving Report (MIRR) (DD 250) is used as an invoice, the Contractor shall enter unit prices on all MIRR copies. Contract line items shall be priced using actual prices, or if not available, estimated prices. When the price is estimated, an "E" shall be entered after the price.

All data to be furnished under this contract shall be delivered prepaid to destination(s) at the time(s) specified on the Contract Data Requirements List(s), DD Form 1423.

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

CNIN-G-0001 SPECIAL PAYMENT/INVOICING INSTRUCTIONS

SPECIAL PAYMENT INSTRUCTIONS

Payment instructions will be detailed in each individual delivery order
Payment is not to be pro-rated.
ACRNs are to be paid in accordance with contractor's invoice.
Disburse ACRNs in the order shown: See individual delivery order

SPECIAL INVOICE/BILLING INSTRUCTIONS

Invoice/Billing instructions will be detailed in each individual delivery order –
The contract ACRN associated with each CLIN/SLIN shall be referenced on page 1 of the invoice by CLIN/SLIN.
CLIN 0001-0005: Invoice ACRNs in the order shown: See individual delivery order

CNIN-G-0007 PROMPT PAYMENT CONSTRUCTIVE ACCEPTANCE

The Prompt Payment Act referenced in 52.212-4(g)(2) or Paragraph FAR 52.232-25(a)(5)(i) of the Prompt Payment clause is hereby changed to:

For the sole purpose of computing an interest penalty that might be due the contractor, government acceptance shall be deemed to have occurred constructively on the 30th day after the contractor delivered the supplies or performed the services in accordance with the terms and conditions of the contract, unless there is a disagreement over quantity, quality, or contractor compliance with a contract provision.
Payment will be due the vendor in accordance with FAR 52.232-25(a)(1)
Due date.
(i) Except as indicated in paragraphs (a)(2) and (c) of this clause, the due date for making invoice payments by the designated payment office shall be the later of the following two events:
(A) The 30th day after the designated billing office receives a proper invoice from the Contractor (except as provided in paragraph (a)(1)(ii) of this clause).
(B) The 30th day after Government acceptance of supplies delivered or services performed. For a final invoice, when the payment amount is subject to contract settlement actions, acceptance is deemed to occur on the effective date of the contract settlement.
(ii) If the designated billing office fails to annotate the invoice with the actual date of receipt at the time of receipt, the invoice payment due date is the 30th day after the date of the Contractor's invoice; provided the designated billing office receives a proper invoice and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements.

CNIN-G-0013 CONTRACTOR PERFORMANCE ASSESSMENT RATING SYSTEM (CPARS) (JAN 2001)

(a) Pursuant to FAR 42.1502, this contract is subject to DoD's Contractor Performance Assessment System (CPARS). CPARS is an automated centralized information system accessible via the Internet that maintains reports of contractor performance for each contract. CPARS is located at http://www.cpars.navy.mil/. Further information on CPARS is available at that web-site.

(b) Under CPARS, the Government will conduct annual evaluations of the contractor's performance. The contractor has thirty (30) days after the Government's evaluation is completed to comment on the evaluation. The opportunity to review and comment is limited to this time period and will not be extended. Failure to review the report at this time will not prevent the Government from using the report.

(c) The contractor may request a meeting to discuss the CPAR. The meeting is to be requested via e-mail to the CPARS Program Manager no later than seven days following receipt of the CPAR. A meeting will then be held during the contractor's 30-day review period.

(d) The CPARS system requires the Government to assign the contractor a UserID and password in order to view and comment on the evaluation. Provide the name(s) of at least one individual (not more than three) that will be assigned as your Defense Contractor Representative for CPARS.

Name	Phone	E-mail Address (optional)
Eddie Viola	386-294-3634	evilola@bulovatech.com

CNIN-G-0014 PAYMENT STATUS INQUIRIES
Status of invoice payments can be obtained from the following web site:

http://www.dod.mil/dfas/contractorpay/myinvoice.html

The status of invoice payments can be obtained through the **MOCAS myInvoice (formerly New VPIS)** site listed on the above web site.
It is recommended that the vendor download the "myInvoice Report/Query Instructions", "Registration Instructions", and "myInvoice Status Code Document". You must then register before payment inquiries can be made.

Vendors will register on-line and will be granted access to the myInvoice system if their registration information matches their company information in the CCR, limiting vendors to a view of their own data as defined by their CAGE/DUNS/TIN combinations.

You may also contact one of the DFAS Paying Office Vendor Pay Customer Service Phone Numbers listed below:

DFAS Columbus (North, South, & West Entitlements)	1-800-756-4571
DFAS Charleston (now being paid by DFAS Cleveland	1-800-756-4571
DFAS Cleveland	1-800-756-4571
DFAS Dayton	1-800-756-4571

DFAS Denver	1-888-898-0887
DFAS Indianapolis	1-888-332-7366
DFAS Lawton (Seaside)	1-888-445-5154
DFAS Lexington	1-859-293-4344
DFAS Limestone	1-800-756-4571
DFAS Norfolk	1-800-209-1628
DFAS Oakland	1-800-731-8096
DFAS Omaha	1-800-756-4571
DFAS Orlando (Army)	1-800-950-9784
DFAS Orlando (Air Force)	1-800-756-4571
DFAS Pacific	1-888-222-6950
DFAS Pensacola	1-800-328-9371
DFAS Rock Island	1-888-332-7742
DFAS Rome	1-800-553-0527
DFAS San Antonio	1-888-478-5636
DFAS San Bernardino	1-800-756-4571
DFAS San Diego	1-800-731-8096
DFAS St. Louis	1-877-782-5680

To determine which system to use or which payment office to call see the following blocks of your contract document for payment offices designation:

Document	Block
SF 26 Award/Contract	12
SF 33 Award/Contract	25
SF 1449 Solicitation/Contract/Order for Commercial Items	18a
DD1155 Order for Supplies or Services	15

HQ-G-2-0002 CONTRACT ADMINISTRATION DATA LANGUAGE

Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF26 or SF33 as applicable.

____

____

HQ-G-2-0004 PURCHASING OFFICE REPRESENTATIVE LANGUAGE

PURCHASING OFFICE REPRESENTATIVE:

COMMANDING OFFICER
ATTN: Ken Swindell, CODE CXMPXK, BLDG 64
NAVAL SURFACE WARFARE CENTER, CRANE DIVISION
300 HIGHWAY 361
CRANE IN 47522-5000

Telephone No. 812-854-8733

HQ G-2-0007 INVOICE INSTRUCTIONS (NAVSEA) (APR 2011)

(a) In accordance with the clause of this contract entitled "ELECTRONIC SUBMISSION OF PAYMENT REQUESTS" (DFARS 252.232-7003); the Naval Sea Systems Command (NAVSEA) will utilize the DoD Wide Area Workflow Receipt and Acceptance (WAWF) system to accept supplies/services delivered under this contract. The web-based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/invoices may no longer be accepted for payment.

(b) It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at https://wawftraining.eb.mil. The Vendor, Group Administrator (GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor documentation is available under Resources at http://wawftraining.com.

(c) The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB point of contact will self-register under the company's CAGE code on WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register under the company's CAGE code at https://wawf.eb.mil.

(d) The contractor shall use the following document types, DODAAC codes and inspection and acceptance locations when submitting invoices in WAWF.

Type of Document(s) (contracting officer check all that applies)

___ Invoice (FFP Supply & Service)

_X_ Invoice and Receiving Report Combo (FFP Supply)

___ Cost Voucher (Cost Reimbursable, T&M, LH, or FPI)

___ Receiving Report (FFP, DD250 Only)

DODAAC Codes and Inspection and Acceptance Locations (contracting officer complete appropriate information as applicable)

Issue DODAAC	N00164
Admin DODAAC	S1109A
Pay Office DODAAC	HQ0338
Inspector DODAAC	
Service Acceptor DODAAC	N/A
Service Approver DODAAC	N/A
Ship To DODAAC	N00164

DCAA Auditor DODAAC	______________
LPO DODAAC	______________
Inspection Location	Destination N00164
Acceptance Location	Destination N00164

Attachments created in any Microsoft Office product may be attached to the WAWF invoice, e.g., backup documentation, timesheets, etc. Maximum limit for size of each file is 2 megabytes. Maximum limit for size of files per invoice is 5 megabytes.

(e) The Contractor agrees to segregate costs incurred under this task order at the lowest level of performance, either task or subtask, rather than on a total task order basis, and to submit invoices reflecting costs incurred at that level. Supporting documentation in WAWF for invoices shall include summaries of work charged during the period covered as well as overall cumulative summaries by individual labor categories, rates and hours (both straight time and overtime) invoiced; as well as, a cost breakdown of ODCs (materials and travel), by line item task or subtask. Subcontractors are also required to provide labor categories, rates, and hours (both straight time and overtime) invoice; as well as, a cost breakdown of ODCs, materials, and travel invoiced. Supporting documentation may be encrypted before submission to the prime contractor for WAWF invoice submittal. Subcontractors may email encryption code information directly to the Contracting Officer and Contracting Officer Representative. Should the subcontractor lack encryption capability, the subcontractor may also email detailed supporting cost information directly to the Contracting Officer and Contracting officer Representative; or other method s agreed to by the Contracting Officer.

(f) Before closing out of an invoice session in WAWF, but after submitting the document(s), you will be prompted to send additional email notifications. Click on "Send More Email Notification" and add the acceptor/receiver email addresses noted below in the first email address block, and add any other additional email addresses desired in the following blocks. This additional notification to the government is important to ensure that the acceptor/receiver is aware that the invoice documents have been submitted to WAWF.

Send Additional Email Notification To: sondra.laughlin@navy.mil

(g) The contractor shall submit invoices/cost vouchers for payment per contract terms and the government shall process invoices/cost vouchers for payment per contract terms. Contractors approved by DCAA for direct billing will submit cost vouchers directly to DFAS via WAWF. Final voucher submission will be approved by the ACO.

(h) If you have any questions regarding WAWF, please contact the WAWF helpdesk at the above 1-866 number.

(End of Text)

Applicable to all procurements except ship design and construction procurements.

Section H - Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

NAVSEA 5252.202-9101 ADDITIONAL DEFINITIONS (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the Defense FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

(d) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

(1) National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

(2) National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position NIIN assigned to the item of supply.

CLAUSES INCORPORATED BY FULL TEXT

5252.239-9605 TECHNOLOGY IMPROVEMENTS (OCT 1991)

After contract award, the Government may solicit, and the Contractor is encouraged to propose independently, technology improvements to the equipment, software specifications, or other requirements of the contract. These improvements may be proposed to save money, to improve performance, to save energy or for any other purpose which presents a technological advantage to the Government. As part of the proposed changes, the Contractor shall submit a price proposal to the Contracting Officer for evaluation. Those proposed technology improvements that are acceptable to the Government will be processed as modifications to the contract.
As a minimum, the following information shall be submitted by the Contractor with each proposal:

A description of the difference between the existing contract requirement and the proposed change, and the comparative advantages and disadvantages of each;

Itemized requirements of the contract which must be changed if the proposal is adopted, and the proposed
revision to the contract for each such change;

An estimate of the changes in performance and cost, if any, that will result from adoption of the proposal;

An evaluation of the effects the proposed changes would have on collateral costs to the Government, such as Government-furnished property costs, costs of related items, and costs of maintenance, operation and conversion (including Government application software); and

A statement of the time by which the contract modification adopting the proposal must be issued so as to obtain the maximum benefits of the changes during the remainder of this contract including supporting rationale; and

Any effect on the contract completion time or delivery schedule shall be identified.

The Government reserves the right to require a rerun of selected portions of the live test demonstration to verify the proposed improvement, at no additional charge to the Government.

The Government will not be liable for proposal preparation costs or any delay in acting upon any proposal
submitted pursuant to this clause. The Contractor has the right to withdraw, in whole or in part, any proposal not accepted by the Government within the period specified in the proposal. The decision of the Contracting Officer as to the acceptance of any such proposal under this contract is final and not subject to the "Disputes" Clause of this contract.

The Contracting Officer may accept any proposal submitted pursuant to this clause by giving the Contractor written notice thereof. This written notice will be given by issuance of a modification to this contract. Unless and until a modification is executed to incorporate a proposal under this contract, the Contractor shall remain obligated to perform in accordance with the requirements, terms and conditions of the existing contract.

If a proposal submitted pursuant to this clause is accepted and applied to this contract, the equitable adjustment increasing or decreasing the contract price shall be in accordance with the procedures of the "Changes" clause. The resulting contract modification will state that it is made pursuant to this clause.
(End of clause)

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.203-13	Contractor Code of Business Ethics and Conduct	APR 2010
52.203-14	Display of Hotline Poster(s)	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	JUL 2010
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.209-9	Updates of Publicly Available Information Regarding Responsibility Matters	JAN 2011
52.210-1	Market Research	APR 2011
52.211-5	Material Requirements	AUG 2000
52.215-2	Audit and Records--Negotiation	OCT 2010
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 2010
52.219-4 Alt I	Notice of Price Evaluation preference for HUBZone Small Business Concerns (JAN 2011) Alternate I	JAN 2011
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-9	Small Business Subcontracting Plan	JAN 2011
52.219-16	Liquidated Damages-Subcontracting Plan	JAN 1999
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2009
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	JUL 2010
52.222-20	Walsh-Healey Public Contracts Act	OCT 2010
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.223-18	Contractor Policy to Ban Text Messaging While Driving	SEP 2010
52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-14	Rights in Data--General	DEC 2007
52.227-16	Additional Data Requirements	JUN 1987

52.229-3	Federal, State And Local Taxes	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-11	Extras	APR 1984
52.232-17	Interest	OCT 2010
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2008
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-13	Bankruptcy	JUL 1995
52.244-2	Subcontracts	OCT 2010
52.248-1	Value Engineering	OCT 2010
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	JAN 2009
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.219-7003	Small Business Subcontracting Plan (DOD Contracts)	OCT 2010
252.222-7006	Restrictions on the Use of Mandatory Arbitration Agreements	DEC 2010
252.222-7999 (Dev)	Additional Requirements and Responsibilities Restricting the Use of Mandatory Arbitration Agreements (Deviation)	FEB 2010
252.223-7002	Safety Precautions For Ammunition And Explosives	MAY 1994
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JAN 2009
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	OCT 2010
252.225-7009	Restriction on Acquisition of Certain Articles Containing Specialty Metals	JAN 2011
252.225-7012	Preference For Certain Domestic Commodities	JUN 2010
252.225-7013	Duty-Free Entry	DEC 2009
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	DEC 2010
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	MAR 2011
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7022	Government Rights (Unlimited)	MAR 1979
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	MAR 2011

252.227-7026	Deferred Delivery Of Technical Data Or Computer Software	APR 1988
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.233-7001	Choice of Law (Overseas)	JUN 1997
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	NOV 2010
252.246-7000	Material Inspection And Receiving Report	MAR 2008
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002

CLAUSES INCORPORATED BY FULL TEXT

52.209-4 FIRST ARTICLE APPROVAL--GOVERNMENT TESTING (SEP 1989) - ALTERNATE I (JAN 1997)

(a) The Contractor shall deliver 85 unit(s) of Lot/Item CLIN 0001 within 180 calendar days from the date of this contract to the Government at NSWC, CRANE DIV., 300 Highway 361, Crane IN 47522-5001 for first article tests. The shipping documentation shall contain this contract number and the Lot/Item identification. The characteristics that the first article must meet and the testing requirements are specified elsewhere in this contract.

(b) Within 59 calendar days after the Government receives the first article, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

(c) If the first article is disapproved, the Contractor, upon Government request, shall submit an additional first article for testing. After each request, the Contractor shall make any necessary changes, modifications, or repairs to the first article or select another first article for testing. All costs related to these tests are to be borne by the Contractor, including any and all costs for additional tests following a disapproval. The Contractor shall furnish any additional first article to the Government under the terms and conditions and within the time specified by the Government. The Government shall act on this first article within the time limit specified in paragraph (b) of this clause. The Government reserves the right to require an equitable adjustment of the contract price for any extension of the delivery schedule or for any additional costs to the Government related to these tests.

(d) If the Contractor fails to deliver any first article on time, or the Contracting Officer disapproves any first article, the Contractor shall be deemed to have failed to make delivery within the meaning of the Default clause of this contract.

(e) Unless otherwise provided in the contract, the Contractor--

(1) May deliver the approved first article as a part of the contract quantity, provided it meets all contract requirements for acceptance and was not consumed or destroyed in testing; and

(2) Shall remove and dispose of any first article from the Government test facility at the Contractor's expense.

(f) If the Government does not act within the time specified in paragraphs (b) or (c) of this clause, the Contracting Officer shall, upon timely written request from the Contractor, equitably adjust under the Changes clause of this contract the delivery or performance dates and/or the contract price, and any other contractual term affected by the delay.

(g) The Contractor is responsible for providing operating and maintenance instructions, spare parts support, and repair of the first article during any first article test.

(h) Before first article approval, the acquisition of materials or components for, or the commencement of production of, the balance of the contract quantity is at the sole risk of the Contractor. Before first article approval, the costs thereof shall not be allocable to this contract for (1) progress payments, or (2) termination settlements if the contract is terminated for the convenience of the Government.

(i) The Government may waive the requirement for first article approval test where supplies identical or similar to those called for in the schedule have been previously furnished by the Offeror/Contractor and have been accepted by the Government. The Offeror/Contractor may request a waiver.

(j) The Contractor shall produce both the first article and the production quantity at the same facility.
(End of clause)

52.216-18 ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from the date of contract award through 5 years from contract award .

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS. (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 3201 units for the MK 80 Signal (CLIN 0002), the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor:

(1) Any order for a single item in excess of 100,000 units for the MK 80 (CLIN 0002) or 15,000 units for the MK 79 (CLIN 0003).

(2) Any order for a combination of items in excess of 115,000 units; or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 7 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY. (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the "maximum". The Government shall order at least the quantity of supplies or services designated in the Schedule as the "minimum".

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 52 weeks after contract ordering period expires.

(End of clause)

52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (JAN 1997)

(a) "Hazardous material", as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

Material (If none, insert "None")	Identification No.

__________________ __________________

__________________ __________________

(c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

(1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--

(i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

(ii) Obtain medical treatment for those affected by the material; and

(iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

(2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

(3) The Government is not precluded from using similar or identical data acquired from other sources.

(End of clause)

52.223-11 OZONE-DEPLETING SUBSTANCES (MAY 2001)

(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Environmental Protection Agency designates in 40 CFR part 82 as--

(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or

(2) Class II, including, but not limited to, hydrochlorofluorocarbons.

(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C. 7671j (b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:

"WARNING: Contains (or manufactured with, if applicable), a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere."---------------------------

The Contractor shall insert the name of the substance(s).

(End of clause)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://farsite.hill.af.mil/

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DFARS (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of clause)

252.204-7006 BILLING INSTRUCTIONS (OCT 2005)

When submitting a request for payment, the Contractor shall--

(a) Identify the contract line item(s) on the payment request that reasonably reflect contract work performance; and

(b) Separately identify a payment amount for each contract line item included in the payment request.

(End of clause)

252.223-7001 HAZARD WARNING LABELS (DEC 1991)

(a) "Hazardous material," as used in this clause, is defined in the Hazardous Material Identification and Material Safety Data clause of this contract.

(b) The Contractor shall label the item package (unit container) of any hazardous material to be delivered under this contract in accordance with the Hazard Communication Standard (29 CFR 1910.1200 et seq). The Standard requires that the hazard warning label conform to the requirements of the standard unless the material is otherwise subject to the labeling requirements of one of the following statutes:

(1) Federal Insecticide, Fungicide and Rodenticide Act;

(2) Federal Food, Drug and Cosmetics Act;

(3) Consumer Product Safety Act;

(4) Federal Hazardous Substances Act; or

(5) Federal Alcohol Administration Act.

(c) The Offeror shall list which hazardous material listed in the Hazardous Material Identification and Material Safety Data clause of this contract will be labeled in accordance with one of the Acts in paragraphs (b)(1) through (5) of this clause instead of the Hazard Communication Standard. Any hazardous material not listed will be interpreted to mean that a label is required in accordance with the Hazard Communication Standard.

MATERIAL (If None, Insert "None.")	ACT
______________________________	__________________________
______________________________	__________________________

(d) The apparently successful Offeror agrees to submit, before award, a copy of the hazard warning label for all hazardous materials not listed in paragraph (c) of this clause. The Offeror shall submit the label with the Material Safety Data Sheet being furnished under the Hazardous Material Identification and Material Safety Data clause of this contract.

(e) The Contractor shall also comply with MIL-STD-129, Marking for Shipment and Storage (including revisions adopted during the term of this contract).

(End of clause)

252.223-7003 CHANGE IN PLACE OF PERFORMANCE - AMMUNITION AND EXPLOSIVES (DEC 1991)

(a) The Offeror shall identify, in the "Place of Performance" provision of this solicitation, the place of performance of all ammunition and explosives work covered by the Safety Precautions for Ammunition and Explosives clause of this solicitation. Failure to furnish this information with the offer may result in rejection of the offer.

(b) The Offeror agrees not to change the place of performance of any portion of the offer covered by the Safety Precautions for Ammunition and Explosives clause contained in this solicitation after the date set for receipt of offers without the written approval of the Contracting Officer. The Contracting Officer shall grant approval only if there is enough time for the Government to perform the necessary safety reviews on the new proposed place of performance.

(c) If a contract results from this offer, the Contractor agrees not to change any place of performance previously cited without the advance written approval of the Contracting Officer.

(End of clause)

252.223-7007 SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES (SEP 1999)

(a) Definition.

"Arms, ammunition, and explosives (AA&E)," as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

(b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract:

MK 80 Signal & MK 79 Signal Kit NSN 1370 Sensitivity Category IV

(c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

(d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

(e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

(f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier--

(1) For the development, production, manufacture, or purchase of AA&E; or

(2) When AA&E will be provided to the subcontractor as Government-furnished property.

(g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

(End of clause)

5252.223-9000 DoN ADDITIONAL SAFETY REQUIREMENTS APPLICABLE TO SPECIFIED GOVERNMENT FURNISHED AMMUNITION AND EXPLOSIVES (NMCARS) (OCT 1997)

The following additional safety requirements apply to Government Furnished Material (GFM) Ammunition and Explosives (A&E) containing nitrocellulose-based propellants and/or nitrate ester-based materials (such as nitroglycerin,) or such other similar A&E provided as GFM and designated by the Contracting Officer which have a tendency to become chemically unstable over time:

(a) The Contractor shall maintain inventory control records of potentially unstable GFM A&E by National Stock Number (NSN) or part number, lot number, nomenclature, storage location, quantity and date of receipt.

(b) The Contractor shall comply with any Government notice concerning any restrictions, suspensions and limitations imposed by the cognizant Government component on GFM A&E to ensure that the materials are safe for continued storage.

(c) Upon receipt of a notice from the Government of reclassification actions taken by the Government that render GFM A&E unserviceable, suspended or restricted, the Contractor shall immediately follow the instructions contained within the notice.

(d) When directed by the Government, the Contractor shall ship samples of GFM A&E in its possession to the Government testing facilities. GFM A&E samples will be shipped with the Contract Number, NSN or part number, lot number, nomenclature and quantity clearly marked on the Bill of Lading. Failure to comply may result in rejection and/or disposal of the material at the destination at the expense of the Contractor. Any costs associated with the rejection and/or disposal of non-compliant or unauthorized shipments shall be borne by the Contractor.

(e) Within 30 days of completion or termination of the contract, the Contractor shall request disposition instructions from the Contracting Officer for any residual, unserviceable, suspended or restricted GFM A&E. The Contracting Officer shall provide disposition instructions to the Contractor not later than 90 days after they are requested.

(f) If disposition instructions direct shipment to a Government disposal or storage activity, the Contractor shall obtain verification of the contents and marking by the contract administration office Quality Assurance Representative prior to shipment. Additionally, the Contractor shall notify the receiving activity 30 days prior to shipment and provide a detailed list of GFM A&E being returned. Returned materials will be shipped with the Contract Number, NSN or part number, lot number, nomenclature and quantity clearly marked. Failure to comply may result in rejection and/or disposal of the material at the destination at the expense of the Contractor. Any costs associated with the rejection and/or disposal of non-compliant or unauthorized shipments shall be borne by the Contractor.

(g) If the Contractor has the capability to dispose of these materials at its facility and has been instructed to do so through disposition instructions, the Contractor shall provide written notice to the Contracting Officer identifying the materials it is disposing of by the Contract Number, NSN or part number, lot number, nomenclature and quantity, and the date the disposition of the materials was accomplished.

(h) If direction issued under the clause causes an increase in the cost of performance under this contract, the Contracting Officer shall make an equitable adjustment in the contract price.

(End of clause)

CNIN-I-0002 HAZARDOUS MATERIALS

(a) Packaging, Packing, Marking and Labeling Hazardous materials to be shipped by any mode or combination of transportation modes shall be prepared (properly classed, described, packaged, marked, labeled, transport vehicle placarded, etc.) for shipment in accordance with MIL-STD-129 and all applicable government and carrier regulations in effect at time of shipment.

(b) In the event of a conflict between specific requirements in the contract or order and existing applicable regulations, the regulations take precedence. Under no circumstances shall the contractor knowingly use materials, markings or procedures which are not in accordance with laws and regulations applicable to the mode of transportation employed.

TYPE OF SHIPMENT	APPLICABLE REGULATIONS
1. Domestic	A
2. Domestic Air Commercial	A, B, C
3. Domestic Air Military	A, F
*4. Export Surface	A, E, G
*5. Export Air Commercial	A, D, G
*6. Export Air Military (MAC)	F, G

LIST OF REGULATIONS

A. Code of Federal Regulations Title: 49 Transportation Parts 100-199

B. Official Air Transport Restricted Articles Tariff No. 6-D C.A.B. 82

C. Official Air Transport Restricted Articles Circular No. 6-D
D. International Air Transport Association Restricted Articles Regulations
E. International Maritime Dangerous Goods Code
F. Air Force Regulation 71-4 Preparation of Hazardous Materials for Military Shipment
*G. Export shipments are also subject to the domestic regulations indicated to the port of embarkation.

CNIN-I-0003 SAFEGUARDING ARMS, AMMUNITION AND EXPLOSIVES

NOTE: Supplies procured under this contract are identified as sensitive material, Category IV and shall be transported in accordance with the requirements of DOD 5100.76-M, "Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives".

CNIN-I-0004 PHYSICAL SECURITY OF CONTRACTOR'S FACILITIES

The contractor agrees to maintain his facilities in accordance with the applicable requirements of Department of Defense Instruction 4145.26M as referenced in DFARS 252.223-7002. Supplies procured under this contract are identified as sensitive material (Category IV) under DOD 5100.76-M (Physical Security of Sensitive Conventional Arms, Ammunition and Explosives at contractor facilities), requiring physical security and transportation in accordance with DOD 5100.76-M.

CNIN-I-0008 PHYSICAL SECURITY OF SENSITIVE CONVENTIONAL ARMS, AMMUNITION AND EXPLOSIVES AT CONTRACTOR FACILITIES, DoD 5100.76-M

a. The contractor shall comply with the applicable requirements of Appendix 2 of DoD 5100.76-M for the following AA&E items:

Category	Title	P/N or NSN
IV	MK 80 – Signal Hand Fired - Red	1370-01-216-3243
IV	MK 79 – Signal Kit - Red	1370-01-230-3974

b. The contractor shall allow representatives of the Defense Security Service (DSS) access, at all reasonable times, into its facilities for purpose of reviewing the contractor's facilities' compliance with the physical security requirements applicable to this contract.
c. The contractor shall insert this clause including this paragraph (c) wih appropriate changes in the designation of the parties, in all subcontractors herunder which involve arms, ammunition and explosives (AA&E) as defined in DoD 5100.76-M.

Section J - List of Documents, Exhibits and Other Attachments

EXHIBIT/ATTACHMENT CONTENTS

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	Contract Data Requirements List (CDRL) A001 – Ammunition Data Card – Ammunition and Explosive Technical Data	1	05AUG2011
	CDRL A002 – Management Plan SPC	1	05AUG2011
	CDRL A003 – Management Plan Quality Program Plan	1	05AUG2011
	CDRL A004 – Engineering Change Proposal (ECP)	1	05AUG2011
	CDRL A005 – Request for Deviation	1	05AUG2011
	CDRL A006 – Critical Safety Item, Characteristic and Critical Defect Report	1	05AUG2011
	CDRL A007 – Failure Analysis and Corrective Action Report	1	05AUG2011
Attachment 1	Supplemental Quality Assurance Provisions	7	JAN2010
Attachment 2	Quality Assurance Provisions	14	MAR2010
Attachment 3	ADL 53711-6136000H – Signal hand Fired – Red – MK 80 – NSN – 1370-01-216-3243. In addition to 9 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	9	18FEB2011
Attachment 4	ADL 53711-6136004H – Signal Kit – Red – MK 79 – NSN – 1370-01-230-3974. In addition to 5 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	5	18 FEB 2011
Attachment 5	ADL 10001-2112951L – Projector Signal Surface – MK 31 – NSN – 1370-01-123-4745. In addition to 6 page ADL, also includes associated drawings, specs and the other documents listed in the ADL.	6	18 FEB 2011

DISTRIBUTION AGREEMENT

This Distribution Agreement ("Agreement") is made as of July 1, 2013 ("Effective Date") by and between Bulova Technologies Machinery LLC, a Delaware limited liability company with an address of 2409 Falkenburg Road, Tampa, Florida 33619 ("Distributor") and Craigmore Machinery Company, LLC, a Delaware limited liability company with an address of 4250 St. John Parkway, Sanford, FL 32771 ("Principal") (each a "Party" and, together, sometimes hereinafter collectively referred to as the "Parties").

I. RECITALS:

1. Distributor is engaged in the business of selling machinery, equipment and services to the commercial marketplace;

2. Principal is a wholesaler of machine tools and related equipment ("Products"); and

3. It is the intent of the Parties that Distributor be engaged to act as a distributor of Principal's Products as more specifically identified in Schedule 1 attached hereto pursuant to the terms of this Agreement, as may be amended by the Parties from time to time.

NOW, THEREFORE, in consideration of the mutual covenants, warranties and representations contained herein, the Parties agree as follows:

II. DEFINITIONS:

1. As used herein, the following terms shall have the following respective meanings:

    i. "Products" shall mean those products listed in Schedule 1 and such other products as may be agreed upon by the Parties.

    ii. "Territory" shall mean those areas listed in Schedule 2.

III. APPOINTMENT AND ACCEPTANCE

1. Appointment: Principal hereby appoints Distributor as its exclusive distributor of Products in the Territory, and Distributor hereby accepts this appointment. Principal shall not itself, directly or indirectly, sell or offer to sell any of the Products in the Territory except that Principal (or an affiliate of Principal) may retain and lease to customers up to fifty (50) Products per calendar year. Principal may provide financing, directly or indirectly, to customers. In the event Principal receives requests for information relating to, or purchase orders for, Products from customers or potential customers within the Territory, Principal shall promptly forward such request or orders to Distributor.

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2. Distributor's Right to Distribute Other Products. During the term of this Agreement Distributor shall have the right to market, distribute and sell any and all products in the Territory.

3. Sub-Distributors: Distributor shall have the right to appoint sub-distributors, or sales representatives and/or dealers, at its discretion.

4. Distributors right to distribute the Products on an exclusive basis shall lapse and this Distribution Agreement shall convert to a non-exclusive distribution agreement should Distributor fail to meet the following minimum sales goals for Products:

Months 1 through 6 - 3 machine Products per month on average
Months 7 through 12 - 6 machine Products per month on average
Months 13 through 24 - 10 machine Products per month on average
Months 25 through 36 - 15 machine Products per month on average
All months following month 36 - 20 machine Products per month on average

Further, in the event Distributor should fail to meet its minimum sales goals, Principal shall have the right to re-brand the Products and obtain and use alternative distributors.

IV. PURCHASE ORDERS

1. All purchase orders submitted by Distributor to Principal shall be delivered at Principal's above-stated address.

2. The terms and conditions of this Agreement shall apply to any and all purchase orders ("Purchase Order") placed by Distributor. In the event of any conflict of any terms as set forth in any Purchase Order issued by Distributor under this Agreement, such conflicting terms shall be of no force or effect whatsoever, and this Agreement shall govern. Any such Purchase Order shall have been deemed to have been issued by Distributor solely for its internal administrative purposes only.

3. All purchase orders shall provide that Distributor shall bear all costs in transporting Products from the warehouse to their destination.

V. SUPPLY OF PRODUCTS/DELIVERY

1. Principal shall engage in reasonable efforts to maintain inventories of the Products in sufficient quantities to fill the reasonably anticipated orders of Distributor. Such reasonable anticipation shall be based upon quarterly estimates of future orders provided by Distributor. If Principal discontinues production, delivery or sales of any of the Products, it shall so notify Distributor of same in writing at least fifteen (15) days prior to any discontinuance.

2. Principal shall maintain in inventory the Products in a warehouse at its addresses in either Sanford, Florida or Branchburg, New Jersey or at such other address as it may choose until such time as Distributor shall place an order with Principal for one or more Products. At such time Principal will remove the Product(s) from the warehouse, and

convey the Product(s) to Distributor, whereupon title and risk of loss shall pass to Distributor.

3. Principal will arrange and pay for the delivery of Products from the ship's rail at the Florida point of importation through delivery into its location in Sanford, Florida. Principal will maintain insurance on the Products during this period and until the Products are removed from its bonded warehouse.

VI. PRICES

Prices for Products paid by Distributor shall be Principal's CIF cost plus one half of one percent (.5%). Principal will also bill Distributor separately for transportation costs from the ship's rail at the point of importation through delivery into its location as well as for its applicable insurance costs and associated additional costs. Pricing may be revised by Principal from time to time in its discretion. All prices are FOB shipping point.

VII. PAYMENTS; INVOICING

Payment for all Products supplied by Principal to Distributor is due within thirty (30) days after transfer of the Products to Distributor. Overdue payments shall bear interest at a rate of one percent (1%) per thirty (30) days. Principal may extend longer terms based upon the credit-worthiness of Sub-Distributors; provided, however, that any such extension is accompanied by a full and satisfactory credit analysis performed and approved by Principal and, provided further, that the Craigmore Machinery Company, LLC selling terms modification report is completed and signed by the customer.

VIII. RESPONSIBILITIES; WARRANTIES; LIMITATIONS

1. Distributor shall, during the Term (as defined hereinafter) of this Agreement, diligently and faithfully serve Principal as its distributor in the Territory and use its best efforts to improve the goodwill of Principal in the Territory.

2. Principal warrants that it has good title to the Products supplied to Distributor.

3. Principal shall seek at all times during the Term of this Agreement to carry sufficient stock of the Products to enable Distributor to meet any orders received without undue delay; provided, however, that delivery of certain high-demand Products may be dependent upon the delivery schedules of the respective manufacturers.

4. Distributor shall at all times during the Term of this Agreement maintain sufficient staff to sell, distribute, market and promote the sale of the Products throughout the Territory.

5. Distributor will ensure that it conforms to all laws, rules and regulations in relation to the Products currently existing and which may exist in the future in the Territory.

6. Neither Party shall enter into or have the authority to enter into any contracts, agreements or engagements or make any representation or warranty or incur any liabilities on behalf of the other or pledge the credit of or otherwise bind or oblige the other Party hereto.

IX. CONFIDENTIAL INFORMATION

1. Definitions -- The term "Confidential Information" as used in this Agreement means secret, confidential or proprietary information of either Party, including, without limitation, lists of distributor(s), customers, business methods, and products and supplies. The term "Confidential Information" does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of the disclosing party. The term "Confidential Information" does not include information which is known to the receiving party, as evidenced by the receiving party's written records, or which is independently developed without using the confidential information.

2. Ownership -- Ownership of all trade secrets of receiving party and the Confidential Information furnished or disclosed by disclosing party shall remain the property of the same. Any reproductions, notes, specifications, manuals, summaries or similar documents relating to the trade secrets and Confidential Information shall become and remain the property of the disclosing party immediately upon creation.

3. Nondisclosure -- The receiving party agrees that it will not, during or after the Term of this Agreement for so long as any such information remains trade secrets, use or permit the duplication or disclosure of any trade secrets (other than to an employee of receiving party who must have such information for the sole purpose of supplying the Products contemplated under this Agreement), unless such use, duplication, or disclosure is specifically authorized in advance and in writing by the disclosing party. The receiving party agrees that it will not, for a period commencing with the date of this Agreement and for so long thereafter, up to a maximum of three (3) years after termination of this Agreement, as any such information remains competitively sensitive, use or permit the duplication or disclosure of any Confidential Information of disclosing party to any person (other than to an employee of receiving party who must have such information for the sole purpose of supplying Products contemplated under this Agreement), unless such use, duplication, or disclosure is specifically authorized in advance and in writing by the disclosing party.

X. INDEMNIFICATION

1. Principal shall and hereby agrees to indemnify, defend and hold Distributor harmless from and against any and all actions, claims, costs (including reasonable attorney's fees), damages, judgments and liabilities whatsoever, excluding, without limitation, any products liability claims, in law or in equity arising out of the breach by Principal of any of its obligations or representations under this Agreement.

2. Distributor shall and hereby agrees to indemnify, defend and hold harmless Principal against any and all actions, claims, costs (including reasonable attorney's fees),

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damages, judgments and liabilities whatsoever, in law or in equity, arising out of the breach by Distributor of any of its obligations or representations under this Agreement, or under any agreement with Sub-Distributors, Customers or end users.

XI. PRODUCT QUALITY

1. Principal shall not be liable in tort or in contract, for damages resulting from use of the products and HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, Principal will pass through all of the manufacturers' warranties to Distributor and Distributor's customers to the extent such warranties are transferable.

2. Inspection – Principal agrees that acceptance of delivery of the Products shall be subject to an inspection of the Products by Distributor or any authorized third party to determine whether any item or items included in the shipment are in short supply, defective or damaged.

3. Distributor shall notify Principal of any damages, defects and shortages detected in the Products and within ten (10) days after receipt of such notice, Principal will investigate the claim of shortages, defects or damage, and inform Distributor of its findings. Principal shall replace such Products which are short in supply, defective, or damaged.

XII. REGULATIONS

Principal undertakes to obtain at its own cost all permits and licenses for storing and selling the Products to Distributor in the Territory. Distributor shall make sure that the Products are suitable for sale in the Territory and particularly that they comply with all trade provisions, regulations, specifications or recommendations in force or customary in the Territory, including but not limited to all safety and labeling and packaging regulations. Distributor agrees that during the course of this Agreement, it shall distribute the Products in the Territory in full compliance with all packaging, and labeling requirements of any applicable laws and regulations in the Territory. Subject to Principal's obligation under this clause, Distributor or any appointed sub-distributor have the sole responsibility for obtaining insurance for the risks which may occur to the Products after the delivery of the Products.

XIII. TERM AND TERMINATION

1. Term – The term of this Agreement (the "Term") shall commence on the Effective Date and shall continue in effect until the earlier of five (5) years after the effective date hereof or until terminated earlier for reasons discussed below.

2. Events of default – This Agreement may be terminated by either Party for breach or non-performance of this Agreement if any of the following circumstances arise:

i. Either Party commits a material breach of a material provision of this Agreement or commits persistent breaches of this Agreement including, but not limited to, non-performance, default or neglect of that party's duties under this Agreement and such breach remains un-remedied for thirty (30) days after notice of such breach has been given by the non-defaulting Party; or

ii. Either Party becomes insolvent or files in bankruptcy or enters into a compromise for the benefit of its creditors, or has a receiver of any of its property or assets appointed or ceases or threatens to cease to carry on business.

3. Such termination will take place with immediate effect on written notice to the other Party and without prejudice to any remedy either Party may have against the other for any breach committed prior to the date of such termination or which gave rise to the termination.

4. Upon termination of this Agreement for whatever reasons, Distributor shall at the request of Principal promptly return to Principal all documentation in its possession or control relating to the Products or Principal's business activities and affairs.

XIV. FORCE MAJEURE

1. Definition – "Force Majeure" shall mean and include any circumstance beyond the reasonable control of Principal or Distributor, including without limitation, the following: any act of nature or the public enemy, accident, explosion, fire, storm earthquake, flood, drought, perils of the sea, the elements, casualty, strikes, lockouts, labor troubles, riots, sabotage, embargo, war (whether or not declared), governmental laws, regulations, orders, or decrees, or seizure for reasons other than the adverse financial conditions of the party so affected.

2. Force Majeure shall not mean, however, any delay of delivery caused by choice of shipment route which is affected by weather, when alternative shipment routes were available.

3. In case the performance of any terms or provisions hereof shall be delayed or prevented because of an event of Force Majeure, the party so suffering may, at its option, suspend performance during the period such cause continues, and no liability shall attach against either party on account thereof. Any party suffering an event of Force Majeure shall diligently attempt to remove such cause or causes with reasonable dispatch. As soon as any event of Force Majeure is remedied, the parties' respective rights, obligation and performance as set forth in this Agreement shall be immediately reinstated.

XV. GOVERNING LAW; JURISDICTION

This Agreement shall be construed in accordance with the laws of the State of Florida, excluding its choice of laws provisions, and shall be subject to the exclusive jurisdiction of the courts of such state.

XVI. MISCELLANEOUS

1. Assignment – Neither Party hereto may assign this Agreement without the prior written consent of the other Party except that Distributor may freely assign this Agreement to an affiliate or a purchaser of all or substantially all of its assets. Subject to this limitation, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the Parties.

2. Entire Agreement – The Parties expressly acknowledge that this Agreement contains the entire agreement of the Parties with respect to the relationship specified in this Agreement and supersedes any prior arrangements or understandings between the Parties with respect to such relationship.

3. Amendments – This Agreement may only be amended by a written document signed by each of the Parties.

4. Notices – Any written notice called for in this Agreement may be given by personal delivery, certified mail, overnight delivery service or confirmed facsimile transmission. Notices given by personal delivery will be effective on delivery; by overnight service on the next business day; by first class mail five business days after mailing; and by facsimile when an answer back confirming receipt by the recipient's facsimile machine is received. The address of each Party is set forth above.

5. Third party rights – Nothing in this Agreement shall confer any benefit on any person who is not a party to this Agreement.

Executed as of this Effective Date set forth at the beginning of this Agreement.

Distributor:

Bulova Technologies Machinery LLC

By: Mark Leeser

Acting
Mark Leeser, President

ML

Principal:

Craigmore Machinery Company, LLC

By: ______________________

Gary L. Shapiro, Manager

SCHEDULE 1

PRODUCTS

All products imported by Principal.

SCHEDULE 2

TERRITORY

All territories in which Principal possesses the exclusive right to import Products.

AMENDMENT NO. 1

This Amendment No. 1 ("Amendment") to that Distribution Agreement by and between Bulova Technologies Machinery LLC and Craigmore Machinery Company, LLC, dated July 1, 2013, (the "DistributorAgreement") is made and effective as of this 1st day of May 2014.

RECITALS

WHEREAS, Bulova Technologies Machinery LLC ("BTM") and Craigmore Machinery Company, LLC ("Craigmore") (each a "Party" and, together, the "Parties") have determined that it is in their mutual best interests to adjust the pricing mechanism currently set forth in the Distribution Agreement.

NOW, THEREFORE, in accordance with these premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree to amend the Distribution Agreement as follows:

1. Pricing Change. Effective as of May 1, 2014, in addition to the pricing of Products (as that term is defined in the Distribution Agreement) set forth in Section VI of the Distribution Agreement, BTM shall reimburse Craigmore, monthly, an amount equal to the reasonable operating expenses incurred by Craigmore pursuant to performance of its duties to BTM under the Distribution Agreement, as well as all reasonable interest expenses incurred by Craigmore in financing Products for sale to BTM. Written invoices shall be presented by Craigmore to BTM within fifteen (15) days following the end of each calendar month and BTM shall have thirty (30) days after receipt of such invoice to effect payment thereof. BTM shall have the right to audit costs invoiced by Craigmore.

2. No Other Changes. Except as set forth herein, the Distribution Agreement remains in effect and unchanged.

Executed as of the effective date set forth in the preamble to this Amendment No. 1.

Bulova Technologies Machinery LLC	Craigmore Machinery Company LLC
By: ______________	By: ______________
Michael J. Perfetti, Vice President	William E. McMillen, Manager

LEASE AGREEMENT

This lease agreement ("Lease") is made and entered into on this 27th day of August, 2014, between Bulova Technologies Machinery LLC, a corporation organized under the laws of the State of Delaware, having its principal office at this address, referred to as Lessee, and Forty Ninth Street Real Estate LLC, a Florida limited liability company with an address of 2409 N. Falkenburg Rd, Tampa, Florida 33619, referred to as Lessor.

Recitals

The parties recite and declare:

A. Lessor is the sole owner of the premises described below, and desires to lease the premises to a suitable lessee for business purposes.

B. Lessee desires to lease the premises for the purpose of conducting a business of machine sales.

C. The parties desire to enter a lease agreement defining their rights, duties, and liabilities relating to the premises ("Lease").

In consideration of the mutual covenants contained in this lease agreement, the parties agree as follows:

Section One
Subject and Purpose

Lessor leases that portion of the building and land located at 12635 49th Street N., Clearwater, in the County of Pinellas, State of Florida as indicated in Attachment 1 hereto ("demised premises").

Lessor will ensure that the HVAC system is operating properly on or before September 1, 2014. Thereafter, HVAC will be the responsibility of Lessee. Lessor will also ensure that stucco repairs to the exterior of the building will be completed on or before September 1, 2014. Thereafter, exterior repairs will be the responsibility of Lessee. In all other respects Lessee agrees to accept the demised premises in "as is" condition.

Section Two
Term and Rent

A. Lessor demises the above-described premises for a term of six (6) years, commencing August 27, 2014, and terminating on August 26, 2020, or sooner as provided in this Lease, at the initial annual rental of One Hundred Sixty Two Thousand Dollars ($162,000.00), payable in twelve equal installments of Thirteen Thousand Five Hundred Dollars ($13,500.00) per month in advance on the fifteenth day of each month for that month's rental, during the first year of the term of this Lease.

Thereafter, on the 27th day of August of each succeeding calendar year beginning on August 27, 2015, the parties shall adjust the then annual rental

upward by an amount equal to the increase in the Consumer Price Index as calculated by the Bureau of Labor Statistics for the period August 27 through August 26 of the immediately preceding year. If such calculation is not immediately available on August 27, the total annual increase in rent shall be spread equally across the months of the rental year remaining after availability of the calculation.

B. All rental payments shall be made to Lessor at the address specified above.

C. Lessee shall pay the rent as specified in this section and in Section Three, below.

Section Three
Additional Rent

All taxes, charges, costs, and expenses that lessee assumes or agrees to pay under this Lease, together with all interest and penalties that may accrue thereon in the event of the failure of Lessee to pay those items, and all other damages, costs, expenses, and sums that Lessor may suffer or incur, or that may become due, by reason of any default of Lessee or failure by Lessee to comply with the terms and conditions of this Lease shall be deemed to be additional rent, and, in the event of nonpayment, Lessor shall have all the rights and remedies as provided in this Lease for failure to pay rent.

Section Four
Alterations, Additions, and Improvements

A. Subject to the limitation that no substantial portion of the building on the demised premises shall be demolished or removed by Lessee without the prior, express, and written consent of Lessor, and, if necessary, of any mortgagee, Lessee may at any time during the lease term, subject to the conditions set forth below its own expense, make any alterations, additions, or improvements in and to the demised premises and the building. Alterations shall be performed in a satisfactory manner and shall not weaken or impair the structural strength, or lessen the value, of the building on the demised premises, or change the purposes for which the building, or any part of the building, may be used.

B. Conditions with respect to alterations, additions, or improvements are as follows:

(1) Before commencement of any work, all plans and specifications shall be filed with and approved by all governmental departments or authorities having jurisdiction and any public utility company having an interest in such matters, and all work shall be done in accordance with the requirements of local regulations. The plans and specifications for any alterations estimated to cost Ten Thousand Dollars ($10,000) or more shall be submitted to lessor for written approval prior to commencing work.

(2) Prior to commencement of any work Lessee shall pay the amount of any increase in premiums on insurance policies provided for in this Lease

because of endorsements to be made covering the risk during the course of work. In addition, if the estimated cost of work shall exceed Ten Thousand Dollars ($10,000), Lessee shall, without cost to Lessor, furnish lessor with a performance bond written by a surety acceptable to Lessor in an amount equal to the estimated cost of the work, guaranteeing the completion of work, free and clear of liens, encumbrances, and security interests, according to the approved plans and specifications.

C. All alterations, additions, and improvements on or in the demised premises at the commencement of the term, and which may be erected or installed during the term, shall become part of the demised premises and the sole property of Lessor, except that all moveable trade fixtures installed by lessee shall be and remain the property of Lessee.

Section Five
Repairs

Lessee shall, at all times during the term of this Lease and at its own cost and expense, repair, replace, and maintain in a good, safe, and substantial condition, all buildings and any improvements, additions, and alterations to such buildings, on the demised premises, and shall use all reasonable precaution to prevent waste, damage, or injury to the demised premises.

Section Six
Taxes

A. Lessee shall pay on or before the last day on which payment may be made without penalty or interest, all taxes, assessments, or other governmental charges that shall or may during the lease term be imposed on, or arise in connection with the use of, the demised premises or any part of the demised premises.

B. Lessee shall pay all taxes assessed in lieu of or in addition to the foregoing under all present or future laws of all governmental authorities whatsoever.

C. Lessee shall have the right to apply for the conversion of any special assessment for local improvements in order to cause them to be payable in installments. On the conversion, Lessee shall be obligated to pay only those installments that may become due during the term of this lease agreement.

D. Lessee shall within ten (10) days after the time provided for the payment of any tax or other governmental charge by Lessee, produce and exhibit to Lessor satisfactory evidence of the payment.

E. It is the intention of the parties that the rent specified in this Lease agreement is net rental, and Lessor shall receive such rent free from all taxes that are made payable by Lessee.

Section Seven
Utilities

All applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only. Lessee shall be solely liable for utility charges as they become due, including, but not limited to, those for sewer, water, gas, electricity, and telephone services.

Section Eight
Security Deposit

A. Lessee shall make a deposit of Thirteen Thousand Five Hundred Dollars ($13,500.00) with lessor, which amount shall be held by Lessor as security for the full and timely performance by Lessee of the terms and conditions of this Lease and for the payment of any final judgment that may be rendered against Lessee for a breach of those terms and conditions. No interest shall be paid on the deposit.

B. The rights of Lessor against Lessee for a breach of this lease shall in no way be limited or restricted by the security deposit. Lessor shall have the absolute right to pursue any available remedy to protect its interests, as if this security deposit had not been made.

C. The security deposit shall be returned to Lessee at the expiration of this Lease provided that all the terms and conditions contained in this Lease have been fully performed by Lessee.

D. Should the demised premises be sold, Lessor may transfer or deliver the security deposit to the purchaser of the interest, and Lessor shall then be discharged from any further liability with respect to the security deposit.

Section Nine
Insurance

A. During the term of this Lease and for any further time that Lessee shall hold the demised premises, Lessee shall obtain and maintain at its expense the following types and amounts of insurance:

(1) *Fire insurance.* Lessee shall keep all buildings, improvements, and equipment on the demised premises, including all alterations, additions, and improvements, insured against loss or damage by fire, with all standard extended coverage that may be required by any first mortgagee, and against loss or damage due to war, if that insurance is available and required by any first mortgagee. The insurance shall be in an amount sufficient to prevent lessor and lessee from becoming co-insurers under provisions of applicable policies of insurance, but in any event in an amount not less than eighty percent (80%) of the full insurable value of the demised premises, excluding the cost of excavation and of foundations. If at any time there is a dispute as to the amount of such insurance the same shall be settled by arbitration.

(2) *Personal injury and properly damage insurance.* Insurance against liability for bodily injury and property damage and machinery insurance, all to be in amounts and in forms of insurance policies as may from time to time be required by Lessor, shall be provided by Lessee. This requirement shall

specifically include plate glass insurance, covering the glass on the demised premises.

(3) *Rent insurance.* Rent insurance in an amount not less than the annual net rent plus the estimated annual taxes, utilities, and assessments, together with annual premiums for insurance required in this section, shall be obtained by lessee.

(4) *Other insurance.* Lessee shall provide and keep in force other insurance in amounts that may from time to time be required by Lessor against other insurable hazards as are commonly insured against for the type of business activity that Lessee will conduct.

B. All insurance provided by Lessee as required by this section shall be carried in favor of Lessor and Lessee as their respective interests may appear. In the case of insurance against damage to the demised premises by fire or other casualty, the policy shall provide that loss, if any, shall be adjusted with and be payable to Lessor. If requested by Lessor, any insurance against fire or other casualty shall provide that loss shall be payable to the holder under a standard mortgage clause. Rent insurance and use and occupancy insurance may be carried in favor of Lessee, but the proceeds are hereby assigned to lessor to be held by Lessor as security for the payment of the rent and any additional rent under this Lease until restoration of the premises. All insurance shall be written with responsible companies that Lessor shall approve, and the policies shall be held by Lessor or, when appropriate, by the holder of any mortgage, in which case copies of the policies or certificates of insurance shall be delivered by Lessee to Lessor. All policies shall require thirty (30) days' notice by registered mail to Lessor of any cancellation or change affecting any interest of Lessor.

Section Ten

Unlawful or Dangerous Activity

Lessee shall neither use nor occupy the demised premises or any part of the demised premises for any unlawful, disreputable, or ultrahazardous business purpose nor operate or conduct its business in a manner constituting a nuisance of any kind. Lessee shall immediately, on discovery of any unlawful, disreputable, or ultrahazardous use, take action to halt such activity.

Section Eleven

Indemnity

Lessee shall indemnify Lessor against any and all expenses, liabilities, and claims of every kind, including reasonable counsel fees, by or on behalf of any person or entity arising out of either (1) a failure by Lessee to perform any of the terms or conditions of this Lease, (2) any injury or damage happening on or about the demised premises, (3) failure to comply with any law of any governmental authority, or (4) any mechanic's lien or security interest filed

against the demised premises or equipment, materials, or alterations of buildings or improvements on the demised premises.

Section Twelve
Default or Breach

Each of the following events shall constitute a default or breach of this lease agreement by Lessee:

(1) If Lessee, or any successor or assignee of Lessee while in possession, shall file a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, or shall make an assignment for the benefit of creditors.

(2) If involuntary proceedings under any bankruptcy law or insolvency act shall be instituted against Lessee, or if a receiver or trustee shall be appointed of all or substantially all of the property of Lessee, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment.

(3) If Lessee shall fail to pay Lessor any rent or additional rent when the rent shall become due and shall not make the payment within ten (10) days after notice thereof by Lessor to Lessee.

(4) If Lessee shall fail to perform or comply with any of the conditions of this lease agreement and if the nonperformance shall continue for a period of ten (10) days after notice of nonperformance given by Lessor to Lessee or, if the performance cannot be reasonably had within the ten-day period, lessee shall not in good faith have commenced performance within the ten-day period and shall not diligently proceed to completion of performance.

(5) If Lessee shall vacate or abandon the demised premises.

(6) If this Lease or the estate of Lessee under this Lease shall be transferred to or shall pass to or devolve on any other person or party, except in the manner permitted in this Lease.

(7) If Lessee fails to take possession of the demised premises on the term commencement date, or within ten (10) days after notice that the demised premises are available for occupancy, if the term commencement date is not fixed in this Lease or shall be deferred as provided in this Lease.

Section Thirteen
Effect of Default

In the event of any default under this Lease, as set forth in Section Twelve, the rights of Lessor shall be as follows:

(1) Lessor shall have the right to cancel and terminate this Lease, as well as all of the right, title, and interest of Lessee under this Lease, by giving to lessee not less than ten (10) days' notice of the cancellation and termination. On expiration of the time fixed in the notice, this Lease and the right, title, and interest of lessee under this Lease, shall terminate in the same manner and with the same force and effect, except as to Lessee's liability, as if the date fixed in

the notice of cancellation and termination were the end of the term originally set forth in this Lease.

(2) Lessor may elect, but shall not be obligated, to make any payment required of Lessee in this Lease or comply with any agreement, term, or condition required by this Lease to be performed by Lessee. Lessor shall have the right to enter the demised premises for the purpose of correcting or remedying any such default and to remain until the default has been corrected or remedied, but any expenditure for the correction by Lessor shall not be deemed to waive or release the default of Lessee or the right of Lessor to take any action as may be otherwise permissible under this Lease in the case of any default.

(3) Lessor may reenter the demised premises immediately and remove the property and personnel of Lessee, and store the property in a public warehouse or at a place selected by Lessor, at the expense of Lessee. After reentry Lessor may terminate the lease on giving ten (10) days' written notice of termination to Lessee. Without the notice, reentry will not terminate this Lease. On termination, Lessor may recover from Lessee all damages proximately resulting from the breach, including the cost of recovering the demised premises and the value of the balance of this Lease over the reasonable rental value of the demised premises for the remainder of the lease term, which sum shall be immediately due Lessor from Lessee.

(4) After reentry, Lessor may relet the demised premises or any part of the demised premises for any term without terminating this Lease, at the rent and on the terms as lessor may choose. Lessor may make alterations and repairs to the demised premises. The duties and liabilities of the parties if the premises are relet as provided in this section shall be as follows:

(a) In addition to Lessee's liability to Lessor for breach of the Lease, Lessee shall be liable for all expenses of the reletting, for the alterations and repairs made, and for the difference between the rent received by Lessor under the new Lease and the rent installments that are due for the same period under this Lease.

(b) Lessor shall have the right, but shall not be required, to apply the rent received from reletting the premises to (1) reduce the indebtedness of Lessee to Lessor under this Lease, not including indebtedness for rent, (2) expenses of the reletting and alterations and repairs made, (3) rent due under this Lease, or (4) to payment of future rent under this lease agreement as it becomes due.

(c) If the new Lessee does not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to the indebtedness of Lessee other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for in this section and during any rent installment period are less than the rent payable for the corresponding installment period under this Lease, lessee shall pay Lessor the deficiency, separately for each rent installment deficiency period, and before the end of that period. Lessor may at any time after a reletting terminate this Lease for the

breach on which Lessor had based the reentry and subsequently relet the demised premises.

(5) After reentry, Lessor may procure the appointment of a receiver to take possession and collect rents and profits of the business of Lessee. The receiver may carry on the business of lessee and take possession of the personal property used in the business of Lessee, including inventory, trade fixtures, and furnishings, and use them in the business without compensating Lessee. Proceedings for the appointment of a receiver by Lessor, or the appointment of a receiver and the conduct of the business of Lessee by the receiver, shall not terminate and forfeit this Lease unless Lessor has given written notice of termination to Lessee as provided in this Lease.

Section Fourteen
Destruction of Premises

A. In the event of a partial destruction of the premises during the term of this Lease from any cause, lessor shall promptly repair such damage, provided the repairs can be made within One Hundred Eighty (180) days under the laws and regulations of applicable governmental authorities. Any partial destruction shall neither annul nor void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while the repairs are being made, any proportionate reduction being based on the extent to which the making of repairs shall interfere with -the business carried on by Lessee on the premises. If the repairs cannot be made in the specified time, Lessor may, at lessor's option, make repairs within a reasonable time, this lease agreement continuing in full force and effect and the rent to be proportionately rebated as previously set forth in this section. In the event that Lessor does not elect to make repairs that cannot be made in the specified time, or those repairs cannot be made under the laws and regulations of the applicable governmental authorities, this Lease may be terminated at the option of either party. In the event of any partial destruction that lessor is obligated to repair or may elect to repair under the terms of this section, the provisions of applicable law, authorizing lessee to make repairs at the expense of Lessor, are hereby waived by Lessee.

B. Should the building in which the demised premises are situated be destroyed to the extent of not less than fifty percent (50%) of the replacement cost, this Lease shall be terminated.

C. Any dispute between Lessor and Lessee relative to the provisions of this section shall be subject to arbitration. Each party shall select an arbitrator and the two arbitrators so selected shall select a third arbitrator between them, the controversy being heard by the three arbitrators so selected. The decision of the three arbitrators shall be final and binding on both Lessor and Lessee, who shall bear the cost of the arbitration equally between them.

Section Fifteen
Condemnation

Rights and duties in the event of condemnation are as follows:

(1) If the whole of the demised premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, this Lease shall cease and terminate as of the date on which title shall vest in that authority, and the rent reserved under this Lease shall be apportioned and paid up to that date.

(2) If only a portion of the demised premises shall be taken or condemned, this Lease shall not cease or terminate, but the rent payable after the date on which Lessee shall be required to surrender possession of such portion shall be reduced in proportion to the decreased use suffered by Lessee as the parties may agree or as shall be determined by arbitration.

(3) In the event of any taking or condemnation in whole or in part, the entire resulting award of consequential damages shall belong to Lessor without any deduction from such award for the value of the unexpired term of this Lease agreement or for any other estate or interest in the demised premises now or later vested in Lessee. Lessee assigns to lessor all its right, title, and interest in any and all such awards.

(4) In the event of a partial taking, Lessee shall promptly proceed to restore the remainder of the building on the demised premises to a self-contained architectural unit. Lessor shall pay to Lessee the cost of restoration, but in no event shall such cost exceed a sum equal to the amount of the separate award made to and received by Lessor for consequential damages. In the event there is no separate award for consequential damage, the value shall be fixed and settled by arbitration as provided in this Lease. The balance of any separate award or allocated amount not so used shall belong to and be retained by Lessor as its sole property.

(5) In case of any governmental action not resulting in the taking or condemnation of any portion of the demised premises but creating a right to compensation for such action, or, if less than a fee title to all or any portion of the demised premises shall be taken or condemned by any governmental authority for temporary use or occupancy, this Lease shall continue in full force and effect without reduction or abatement of rent, and the rights of the parties shall be unaffected by the other provisions of this section, but shall be governed by applicable law.

Section Sixteen
Subordination

This Lease and all rights of Lessee under this Lease shall be subject and subordinate to the lien of any and all mortgages that may now or hereafter affect the demised premises, or any part of the demised premises, and to any and all renewals, modifications, or extensions of any such mortgages. Lessee shall on demand execute, acknowledge, and deliver to Lessor, without expense to lessor, any and all instruments that may be necessary or proper to subordinate this Lease and all rights in this Lease to the lien of any such mortgage or mortgages. If Lessee shall fail at any time to execute, acknowledge, and deliver any such subordination instrument, Lessor, in

addition to any other remedies available in consequence thereof, may execute, acknowledge, and deliver the subordination instrument as Lessee's attorney-in-fact and in Lessee's name. Lessee hereby irrevocably makes, constitutes, and appoints Lessor, its successors and assigns, its attorney-in-fact for that purpose.

Section Seventeen

Access to Premises; Signs Posted by Lessor

Lessee shall permit lessor or its agents to enter the demised premises at all reasonable hours to inspect the premises or make repairs that lessee may neglect or refuse to make in accordance with the provisions of this Lease, and also to show the premises to prospective buyers. At any time within three (3) months prior to the expiration of the term of this Lease, Lessor may show the demised premises to persons wishing to rent them. Lessee shall, within three (3) months prior to expiration of the term of this Lease, permit the usual notices of "For Rent" and "For Sale" to be placed on the demised premises and to remain on the premises without hindrance and molestation.

Section Eighteen

Easements, Agreements, or Encumbrances

The parties shall be bound by all existing easements, agreements, and encumbrances of record relating to the demised premises, and Lessor shall not be liable to Lessee for any damages resulting from any action taken by a holder of an interest pursuant to the rights of that holder.

Section Nineteen

Quiet Enjoyment

Lessor warrants that Lessee shall be granted peaceable and quiet enjoyment of the demised premises free from any eviction or interference by Lessor if Lessee pays the rent and other charges provided in this Lease, and otherwise fully and punctually performs the terms and conditions imposed on Lessee.

Section Twenty

Liability of Lessor

Lessee shall be in exclusive control and possession of the demised premises, and Lessor shall not be liable for any injury or damages to any property or to any person on or about the demised premises or for any injury or damage to any property of Lessee. The provisions of this Lease permitting Lessor to enter and inspect the demised premises are made to insure that Lessee is in compliance with the terms and conditions of this Lease and to insure that Lessee makes repairs which lessee has failed to make. Lessor shall not be liable to Lessee for any entry on the premises for inspection purposes.

Section Twenty-One

Rent Abatement

No abatement, diminution, or reduction of rent shall be claimed or allowed to Lessee or any person claiming under it under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, improvements, or repairs to the demised premises, because of any governmental laws, or arising from and during the restoration of the demised premises after their destruction or damage by fire or other cause, or the taking or condemnation of a portion only of the demised premises, except as provided in Section Fifteen.

Section Twenty-Two
Representations by Lessor

At the commencement of the term, Lessee shall accept the buildings and improvements and any equipment in their existing condition and state of repair, and Lessee agrees that no representations, statements, or warranties, express or implied, have been made by or on behalf of Lessor in respect thereto except as contained in the provisions of this Lease. Lessor shall in no event be liable for any latent defects.

Section Twenty-Three
Waivers

The failure of Lessor to insist on strict performance of any of the terms and conditions of this lease agreement on a specific instance shall be deemed a waiver of the rights or remedies that lessor may have regarding that specific instance only, and shall not be deemed a waiver of any subsequent breach or default in any terms and conditions.

Section Twenty-Four
Notices

A. All notices, demands, or other writings in this Lease provided to be given or made or sent, or which may be given or made or sent, by either party to the other, shall be deemed to have been fully given or made or sent when made in writing and deposited in the United States mail, registered and postage prepaid, and addressed as follows:

TO LESSOR: 2409 N. Falkenburg Rd
Tampa, Florida 33619

TO LESSEE: 12635 49th Street North
Clearwater, Florida

B. The address to which any notice, demand, or other writing may be given or made or sent to any party as above provided may be changed by written notice given by such party as above provided.

Section Twenty-Five
Arbitration

In a situation where this Lease provides for the settlement of a dispute or question by arbitration, it shall be settled by arbitration in accordance with the current rules of the American Arbitration Association, and judgment on the award rendered may be entered in any court having jurisdiction. The arbitration shall take place in St. Petersburg, Florida.

Section Twenty-Six
Assignment, Mortgage, or Sublease

Neither Lessee nor its successors or assigns shall assign, mortgage, pledge, or encumber this Lease or sublet the demised premises in whole or in part, or permit the demised premises to be used or occupied by others, nor shall this Lease be assigned or transferred by operation of law, without the prior, express, and written consent in writing of Lessor in each instance, which consent shall not be unreasonably withheld. If this Lease is assigned or transferred, or if all or any part of the demised premises is sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, transferee, subtenant, or occupant, and apply the net amount collected to the rent reserved in this Lease. However, any such assignment, subletting, occupancy, or collection shall not be deemed a waiver of any agreement or condition of this Lease, or the acceptance of the assignee, transferee, subtenant, or occupant as Lessee. Lessee shall continue to be liable under this Lease in accordance with its terms and conditions and shall not be released from the performance of the terms and conditions of this Lease. The consent by Lessor to an assignment, mortgage, pledge, or transfer shall not be construed to relieve Lessee from obtaining the express written consent of Lessor to any future transfer of interest. Notwithstanding anything to the contrary, Lessee may sublease to affiliated entities.

Section Twenty-Seven
Surrender of Possession

A. Lessee shall, on the last day of the term, or on earlier termination and forfeiture of this Lease, peaceably and quietly surrender and deliver the demised premises to Lessor free of subtenancies, including all buildings, additions, and improvements constructed or placed on the demised premises by lessee, except moveable trade fixtures, all in good condition and repair.

B. If Lessor so elects, any trade fixtures or personal property not used in connection with the operation of the demised premises and belonging to lessee, if not removed at the termination or forfeiture of this Lease, shall be deemed abandoned and become the property of lessor without any payment or offset for such fixtures or property. At Lessor's election, Lessor may remove such fixtures or property from the demised premises and store them at the risk and expense of Lessee.

C. Lessee shall repair and restore all damage to the demised premises caused by the removal of equipment, trade fixtures, and personal property.

Section Twenty-Eight
Remedies of Lessor

A. In the event of a breach or a threatened breach by Lessee of any of the terms or conditions of this Lease, Lessor shall have the right of injunction to restrain Lessee and the right to invoke any remedy allowed by law or in equity, as if the specific remedies of indemnity or reimbursement were not provided in this Lease.

B. The rights and remedies given to Lessor in this Lease are distinct, separate, and cumulative, and no one of them, whether or not exercised by lessor, shall be deemed to be in exclusion of any of the others in this Lease, by law, or by equity provided.

C. In all instances under this Lease, and in any suit, action, or proceeding of any kind between the parties, it shall be presumptive evidence of the fact of the existence of a charge being due if Lessor shall produce a bill, notice, or certificate of any public official entitled to give notice to the effect that such charge appears of record on the books in his or her office and has not been paid.

D. No receipt of money by Lessor from Lessee after default or cancellation of this Lease in any lawful manner shall (1) reinstate, continue, or extend the term or affect any notice given to Lessee, (2) operate as a waiver of the right of lessor to enforce the payment of rent and additional rent then due or falling due, or (3) operate as a waiver of the right of Lessor to recover possession of the demised premises by proper suit, action, proceeding, or other remedy. After (1) service of notice of termination and forfeiture as provided in this Lease and the expiration of the time specified in such notice, (2) the commencement of any suit, action, proceeding, or other remedy, or (3) final order or judgment for possession of the demised premises, Lessor may demand, receive, and collect any monies due, without in any manner affecting such notice, order or judgment. Any and all such monies so collected shall be deemed to be payment on account of the use and occupation of the demised premises or at the election of Lessor, on account of the liability of Lessee under this Lease.

Section Twenty Nine
Entire Agreement

This lease agreement shall constitute the entire agreement between the parties. Any prior understanding or representation of any kind preceding the date of this Lease shall not be binding upon either party except to the extent incorporated in this Lease.

Section Thirty
Modification of Agreement

Any modification of this Lease or additional obligation assumed by either party in connection with this Lease shall be binding only if evidenced in a writing signed by each party or an authorized representative of each party.

Section Thirty-One
Binding Effect

This Lease shall bind and inure to the benefit of the respective heirs, personal representatives, successors, and assigns of the parties.

Section Thirty-Two
Applicable Law

This Lease shall be governed by and construed in accordance with the laws of the State of Florida, excluding its choice of laws provisions.

Section Thirty-Three
Time of the Essence

It is specifically declared that time is of the essence in all provisions of this Lease.

Section Thirty-Four
Paragraph Headings

The titles to the paragraphs of this Lease are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Lease.

In witness whereof, each party to this agreement has caused it to be executed on the date indicated below.

Witness

Bulova Technologies Machinery LLC (Lessee)

By:
Name: Michael J. Perfetti
Title: Vice President

Witness

Forty Ninth Street Real Estate LLC (Lessor)

By: ______________________
Name: Stephen L. Gurba
Title: Manager

COMMERCIAL LEASE AGREEMENT

AGREEMENT BY AND BETWEEN

Manufacturers Capital Associates Corp.
(the "Landlord")

- AND -

Bulova Technologies Machinery Company, LLC
(the "Tenant")

IN CONSIDERATION OF the Landlord leasing and the Tenant renting the Leased Premises, both parties agree to keep, perform and fulfill the promises, conditions and agreements below:

Leased Premises

1. The Landlord leases to the Tenant the portion of the Premises located at 4250 St. Johns Parkway, Sanford, FL 32771 (the "Leased Premises") described as follows: one half of the total building office space, totaling 1,000 square feet and all of the total building warehouse space, totaling 6,000 square feet, as well as usage of all common areas, and cleaning fees.

Term

2. The term (the "Term") of the Lease is a periodic tenancy commencing at 12:00 noon on July 1, 2013 and continuing on a month-to-month basis until the Landlord or the Tenant terminates the tenancy. Termination may be made by either party at any time on 30 days written notice.

Rent

4. Subject to the provisions of this Lease, the rent for the Leased Premises is $4,000.00 (the "Rent") plus tax per month.

5. The Tenant will pay the Rent to the Landlord at 4250 St. Johns Parkway, Sanford, FL 32771, or at such other place as the Landlord may later designate, on or before the first day of each and every month.

6. Payment made after the fifth day of the month is considered late, and is subject to a late charge of $50. Late payments will accrue interest at 5% per month until payment in full is made, if the Landlord elects not to terminate the lease as set forth in this agreement.

Use of Leased Premises

6. Except as otherwise provided in this Lease, the Tenant and the agents and employees of the Tenant will only use the Leased Premises for a purpose consistent with operating a machine leasing business and related purposes.

Utilities

7. Landlord will bill tenant monthly for electricity. Tenant is responsible for installation and maintenance of all other utilities.

Maintenance and Repairs

8. The Tenant agrees to surrender and deliver to the Landlord the Leased Premises and all furniture and decorations within the Leased Premises in as good a condition as they were at the beginning of the Term, reasonable wear and tear excepted. The Tenant will be liable to the Landlord and the Landlord for any damages occurring to the Leased Premises or the contents of the Leased Premises or to the building which are done by the Tenant or the Tenant's guests.

9. The Tenant will immediately report all general maintenance issues and needed repairs to the Landlord and the Landlord.

Alterations and Improvements

10. The Tenant will have the following rights and restrictions in making alterations to the Leased Premises: With the prior written consent of the Landlord, the Tenant will have the right to make such alterations and improvements to the Leased Premises as the Landlord deems desirable and necessary.

11. Any alterations and improvements must comply with all applicable construction laws and regulations regarding property improvements.

12. The Tenant will ensure that the Leased Premises remain free and clear of any and all liens arising out of the work performed or materials used in making such improvements to the Leased Premises.

Taxes

13. The payment of all taxes is the responsibility of the Landlord.

Event of Default

14. The Tenant will default under this Lease if any one or more of the following events (the "Event of Default") occurs:

    a. The Tenant fails to pay the Rent to the Landlord or any amount of it when due or within any grace period, if any.

    b. The Tenant fails to perform any of its obligations under this Lease.

DZ JM

c. The Tenant becomes insolvent, commits an act of bankruptcy, becomes bankrupt, takes the benefit of any legislation that may be in force for bankrupt or insolvent debtors, becomes involved in a voluntary or involuntary winding up, dissolution or liquidation proceeding, or if a receiver will be appointed for the affairs of the Tenant.

d. The Tenant abandons the Leased Premises or any part of the Leased Premises.

e. The Tenant uses the Leased Premises for any unpermitted or illegal purposes.

f. The Tenant fails to commence, diligently pursue, and complete the Tenant's work to be performed pursuant to this Lease pertaining to the Leased Premises.

g. The Leased Premises, or any part of the Leased Premises is completely or partially damaged by fire or other casualty that is due to the Tenant's negligence, wilful act, or that of the Tenant's employee, family, agent, or guest.

<u>Remedies</u>

15. Upon the occurrence of any Event of Default, the Landlord has any or all of the following remedies:

    a. Terminate the Lease and the Term will then immediately become forfeited and void.

    b. The Landlord may, but is not obligated to, perform on behalf of the Tenant, any obligation of this Lease which the Tenant has failed to perform. The Landlord may seek redress from the Tenant for such performance.

    c. The Landlord may reenter the Leased Premises or any part of the Leased Premises and in the name of the whole repossess and enjoy the same as of its former state anything contained within the Leased Premises.

    d. Any other remedy provided in the Act.

16. No reference to or exercise of any specific right or remedy by the Landlord will prejudice or preclude the Landlord from any other remedy whether allowed at law or in equity or expressly provided for in this Lease. No such remedy will be exclusive or dependent upon any other such remedy, but the Landlord may from time to time exercise any one or more of such remedies independently or in combination.

17. Any improvements remaining on the Leased Premises upon termination will revert to the Landlord and will be free of any encumbrance at the time of such reversion.

<u>Surrender of Premises</u>

DC MV

19. At the expiration of the Term of this Lease, the Tenant will quit and surrender the Premises in as good a state and condition as they were at the commencement of this Lease, reasonable use and wear and damages by the elements excepted.

Governing Law

20. It is the intention of the parties to this Lease that the tenancy created by this Lease and the performance under this Lease, and all suits and special proceedings under this Lease, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of Florida, without regard to the jurisdiction in which any action or special proceeding may be instituted.

Severability

21. If there is a conflict between any provision of this Lease and the applicable legislation of Florida (the "Act"), the Act will prevail and such provisions of the Lease will be amended or deleted as necessary in order to comply with the Act. Further, any provisions that are required by the Act are incorporated into this Lease.

22. In the event that any of the provisions of this Lease will be held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions will nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Lease and the remaining provisions had been executed by both parties subsequent to the expungement of the invalid provision.

Assignment and Subletting

23. The Tenant will not assign, transfer or further sublet the Leased Premises or any part of the Leased Premises without the prior written consent of the Landlord and the Landlord.

Notices

24. Unless otherwise specifically provided in this Lease, all notices from the Tenant to the Landlord will be served or sent to the Landlord at the following address:
4250 St. Johns Parkway, Sanford, FL 32771.

25. Unless otherwise specifically provided in this Lease, all notices from the Landlord to the Tenant will be served or sent to the Tenant at the following address:
4250 St. Johns Parkway, Sanford, FL 32771.

26. All notices to be given under this Lease will be in writing and will be served personally or sent by certified or registered mail using the United States Postal Service or hand delivery.

General Provisions

27. Except as otherwise expressly provided in this Lease, the Landlord will have, as to the Tenant, all applicable rights and remedies that the Landlord has with

28. This Lease contains all of the conditions and terms made between the parties to this Lease, and may not be modified orally or in any other manner other than by agreement in writing signed by all parties to this Lease or their respective successors in interest.

31. In the event of any legal action concerning this Lease, the losing party will pay to the prevailing party reasonable attorney's fees and court costs to be fixed by the court and such judgment will be entered.

32. The Landlord may enter the Leased Premises upon 24 hours notice for any of the following reasons:

    a. to inspect the Leased Premises;

    b. to maintain the Leased Premises; or

    c. to make repairs that the Landlord is obligated to perform.

33. This Lease will extend to and be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns, as the case may be, of each party to this Lease. All covenants are to be construed as conditions of this Lease.

34. All sums payable by the Tenant to the Landlord under any provision of this Lease will be deemed to be Additional Rent and will be recovered by the Landlord as rental arrears.

35. Where there is more than one Tenant executing this Lease, all Tenants are jointly and severally liable for each other's acts, omissions and liabilities under this Lease.

36. The Tenant will be charged an additional amount of $25.00 for each N.S.F. check or check returned by the Tenant's financial institution.

37. All schedules to this Lease are incorporated into and form an integral part of this Lease.

38. Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Lease. Words in the singular mean and include the plural and vice versa. Words in the masculine include the feminine and vice versa. The words "Landlord" and "Tenant" as used in this Lease include the plural as well as the singular; no regard for gender is intended by the language in this Lease.

39. This Lease may be executed in counterparts.

40. Time is of the essence in this Lease.

41. The parties to this Lease are not agents for each other. Under no circumstances will this Lease be construed as creating a partnership or joint venture between the parties to this Lease.

42. Each signatory to this Lease acknowledges receipt of an executed copy of this Lease.

43. This Lease will not be valid and binding on the Landlord and Tenant unless and until it has been completely executed by and delivered to both parties and the Landlord has consented to this Lease.

IN WITNESS WHEREOF the Landlord and the Tenant have entered into this Lease effective as of July 1, 2013.

Manufacturers Capital Associates Corp.

____________________ 7/17/13

David Goose, President

Bulova Technologies Machinery Company, LLC

____________________ 7/17/13

Mark Leeser, President

7/16/13 — DELIVERED THIS DATE

Edebohls Enterprises
877 Waterway Place
Longwood, Fl 32750

David Goose
Manufacturers Capital LLC
4250 St. Johns Parkway
Sanford, FL 32771

RE: 2 Doorways and Interior Chainlink Fence

1- Cut two holes through 8" Block wall and install two 3/0 by 6/8 out swing exterior doors.
2- Move two Electric lines from where doors go and install two exit lights.
3- Cut and Cap existing air line to allow for door way (for back doorway).
4- Remove debris and place in dumpster at jobsite.

Total for above item: $3,611

1- To build 80 lf long by 21ft high chain link fence. One 12 x 12 roll gate and one 48" swing door. Post are to be 10 ft apart, placed under perlins.

Total for the above item: $7,975 — WILL REVISE TO ADD HOLE IN CONCRETE FOR FENCE PIPE 2" DIA

Grand Total for both items is $11,586

Thank you,

Robert Edebohls

STANDARD FORM OF STORE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this day of July in the year 2013, between

PEDOWITZ MACHINERY MOVERS OF NEW JERSEY INC.

party of the first part, hereinafter referred to as OWNER, and → or Landlord

BULOVA TECHNOLOGIES MACHINERY LLC

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 10,000 square feet of space as shown on the annexed schedule A

in the building known as 260 Evans Way; Branchburg, New Jersey

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

for one year commencing July 1, 2013 with two 2 years options to renew (see rental sched.) (or until such term shall sooner cease and expire as hereinafter provided) to commence on the day of in the year , and to end on the day of in the year , and both dates inclusive, at the annual rental rate of (see rental schedule)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for offices and equipment showroom.

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent (which shall not be unreasonably withheld or delayed). Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may reasonably require. If an mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premises by Owner at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance, shall cause the same to be operated in a good and workmanlike manner, shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of the lease, take good care of the demised premises (including, without limitation, the storefront) and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others, making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building, including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction. N/A

Requirements of Law, Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the demised premises, if the demised premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, or

in the exercise of reasonable discretion.

which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by a body making fire insurance rates applicable to said demised premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said demised premises.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or other wise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain commercial general liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession of the demised premises and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefore, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefore. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease or by the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire, and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by the Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other, or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

which consent will not be unreasonably witheld or delayed.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority interest in any partnership or other legal entity which is tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

as in existence currently,

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonable exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the demised premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes, ducts, and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants, and may, during said six months period, place upon the demised premises the usual notice "To Let" and "For Sale", which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible, by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other

Rider to be added if necessary

public parts of the building, and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them "as-is", subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant's obligations under this lease) as the debtor; or (2) the making by Tenant (or a guarantor of any of Tenant's obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant, as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises, or any part thereof, be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder, or if Tenant shall be in default with respect to any other lease between Owner and tenant; or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) day notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner, as liquidated damages, for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order, or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable, in any way whatsoever, for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required, and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without notice, perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding, and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

No Representations by Owner: 20. Neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. ~~The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.~~

No Waiver: 24. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of the demised premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commence any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

Bills and Notices: 27. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant's address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner's managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner's option, notices and bills to Tenant may be sent by hand delivery. .

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof, and throughout the duration of the Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises, or any part thereof, be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Owner as additional rent, on the first day of each month, % ($) of the total meter charges, as Tenant's portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if ~~the New York Board of Fire Underwriters or the Insurance Services Office, or~~ any bureau, department or official of the federal, state or city government, require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning: 30. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall, if and insofar as existing facilities permit, furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 pm. and on Saturdays from 8:00 a.m. to 1:00 pm. Tenant shall at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Owner, and if the demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, keep said sidewalks and curbs free from snow, ice, dirt and rubbish and maintain said sidewalks in a reasonably safe condition in compliance with requirements of law. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

Security: 31. Tenant has deposited with Owner the sum of $ rider as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Space to be filled in or deleted

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee at any such sale, or the said lessee of the building, or of the land and building, that the purchaser, grantee, assignee or transferee at any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonable delayed.

Adjacent Excavation-Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work, as said person shall deem necessary, to preserve the wall or the building of which the demised premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Owner shall replace, at the expense of Tenant (except when such replacement is required as a result of the actions or negligence of Owner) any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Pornographic Uses Prohibited: 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the demised premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the demised premises, nor permit use of the demised premises for nude modeling, rap sessions, or as a so-called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the demised premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal, or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law §235.00.

Estoppel Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, stating whether or not there exists any defaults by owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.

Successors and Assigns: 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

See attached rider. In the event of a conflict between the preprinted lease and the rider, the terms and conditions of the rider shall control.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Pedowitz Machinery Movers of New Jersey Inc.

Witness for Owner:

by ______________________________

______________________________ BULOVA TECHNOLOGIES MACHINERY LLC

Witness for Tenant:

by ______________________________

______________________________ ______________________________

ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS.:

COUNTY OF

On the ________ day of ____________ in the year ____________, before me, the undersigned, a Notary Public in and for said State, personally appeared ______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____

NOTARY PUBLIC

GUARANTY

The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached lease, including the "Rules and Regulations" as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives, and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the lease. As a further inducement to Owner to make the lease, Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the lease or of this guaranty, that Owner and the undersigned shall and do waive trial by jury.

Dated: .... in the year ....

....
Guarantor

....
Witness

....
Guarantor's Residence

....
Business Address

....
Firm Name

STATE OF NEW YORK) ss.:

COUNTY OF)

On the day of in the year
before me, the undersigned, a Notary Public in and for said State, personally appeared
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

....
Notary

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the demised premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or fixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. Tenant shall not mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests such pass, and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by Tenant which, in Owner's opinion, tends to impair the reputation of Owner or the building's desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which was designated to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in such setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash – Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

TO

STANDARD FORM OF

Store Lease

The Real Estate Board of New York, Inc.

Dated in the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ....

Checked by ....

Entered by ....

Approved by ....

RIDER TO LEASE

40th: That throughout the term of this lease, the Tenant, at its own cost and expense, shall provide and keep in force for the benefit of the Landlord the following:

a) General liability policies issued by an insurance company licensed to do business in the State of New Jersey in the amount of not less than $350,000.00 in respect to any one accident or disaster for property damage and in the amount of not less than $1,000,000.00 in respect to any injury or death to one person, and in the amount of not less than $2,000,000.00 in respect to injury or death to more than one person. Tenant shall also maintain replacement cost coverage on the interior improvements and Tenant's personal property. Tenant shall maintain plate glass insurance for the windows which are part of the area rented by Tenant.

b) The original policies of insurance shall be delivered to Landlord on the effective date of this lease and within 30 days prior to the expiration date of any such policy Tenant shall deliver to Landlord an original policy renewing such insurance, together with a receipt evidencing the payment of the premium therefore.

Tenant further covenants and agrees that it will add as a party insured by such liability policy the interest of the S/K Branchburg Trading Center Associates, L.L.C. (S/K) and will furnish S/K and S/K's mortgagee, if any, with evidence of said insurance prior to commencement of the term and thereafter on an annual basis. In addition, Tenant shall obtain sprinkler damage insurance acceptable to S/K in the reasonable exercise of its discretion. All insurance policies required to be obtained by Tenant shall be maintained with insurers authorized to do business in the State of New Jersey and which are rated A-Plus IX in Best's Key Rating Guide.

c) In the event that any such policy of insurance named above is not placed and/or is not renewed and a new policy of insurance shall not have been delivered to Landlord, together with proof of payment of the premium, Landlord may procure such policies of insurance and Tenant shall be obligated to reimburse Landlord, together with legal interest from the time of payment by Landlord to the date of repayment by Tenant as additional rent due.

41st: Tenant, at its own cost and expense shall procure all necessary licenses and/or permits from any governmental authority, federal, state, city and county, having jurisdiction over the premises for the licensing of the business to be conducted by Tenant.

42nd: Tenant agrees to rent the demised premises in an "AS IS" condition, having the full opportunity to inspect the premises and examine same prior to entering into this lease, except that Landlord will paint or paper in workmanlike fashion the offices and reception area not later than July 31, 2013. Plumbing, heating and electrical systems shall be in working order at the commencement of the lease.

43rd: Tenant shall be responsible for its own Electric. It is agreed and understood that there is no sub-metering to the portion of the premises being rented to the tenant. Tenant agrees to pay on a monthly basis for electricity, said electric charges being due and payable as additional rental to Landlord upon presentation of bills to Tenant.

44TH: Common Charges - Tenant shall pay as additional rent, $150.00 per month as CAM.

45TH: Landlord will paint/paper the reception area and the conference room in workmanlike fashion without charge not later than July 31, 2013.

46th: Tenant shall be responsible for all interior repairs to the demised premises, including electrical and plumbing repairs to pipes and fixtures in the demised premises. Tenant shall be responsible for exterminating and shall maintain an extermination contract for the premises with a licensed exterminator. Tenant shall be responsible at its sole cost and expense for garbage and refuse removal.

47th: Tenant shall maintain security with Landlord at a sum equal to two months' rental which shall include all additional rentals due (real estate taxes, etc). Upon the increase in base rent and/or additional rentals as per the lease Tenant shall increase the security held with the Landlord within 30 days of said rental increase so that the security being held is always equal to two months' current rental. Landlord acknowledges receipt of the security deposit in the requisite amount

48th: Tenant may not assign or sublet the premises without the written consent of Landlord. Tenant must submit the proposed assignment or sublet to Landlord in writing. Tenant may partially sublet the premises to a business with similar uses and purposes to the use clause in the lease. Landlord will not unreasonably withhold or delay its consent under this paragraph.

49th: Tenant may not perform any interior structural alterations without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, subject to Overlandlord's approval, Tenant shall be permitted to install a garage door type entrance to the leased premises, at its cost and in accordance with all applicable codes. Tenant shall be

responsible for maintenance of this entrance. At the termination of this lease this entrance is to remain and Tenant will not be required to restore that portion of the leased premises to its original condition.

50th: Tenant shall have the right to affix signs, lights and repair areas outside the building related to installation of same, with the consent of Landlord. Landlord agrees not to unreasonably withhold or delay its consent. Tenant shall be responsible for any and all permits required to effectuate same.

51st: Tenant may not alter the outside of the building without the express written consent of Landlord. Landlord shall not unreasonably withhold or delay its consent.

52nd: Any payment due under this lease which shall be paid more than 10 days after the due date shall be subject to a 5% late charge which shall be automatically due and payable without demand from Landlord.

53rd. The Tenant covenants and agrees that any toxic substance or medical waste or any other substance defined by any federal, state or locals laws, rules or regulations whether existing now or enacted in the future pertaining to "Hazardous Materials" shall be handled by Tenant in strict compliance with any present or future laws, rules or regulations.

Tenant agrees to hold Landlord harmless and indemnify Landlord for any costs, including but not limited to fines and costs of clean up in the event that there is a judicial or administrative determination or a determination by a licensed hazardous waste/environmental testing company that any such toxic waste or hazardous material is attributed to Tenant, retroactive only to the initial date of this lease.

54th. Tenant agrees to restore the premises to its original condition, at the option of Landlord, at the termination of this lease, subject to Paragraph 49th.

55th. Tenant shall be responsible at its own cost and expense for snow removal for the front of the building.

56th. The following is the rental schedule for the term of this lease:

YEAR	PERIOD	YEARLY RENTAL	MONTHLY RENTAL
1	7/1/13 - 6/30/14	$30,000.00	$2,500.000
2	7/1/14 - 6/30/15	30,000.00	2,500.000
3	7/1/15 - 6/30/16	30,000.00	2,500.000

4	7/1/16 - 6/30/17	30,000.00	2,500.000
5	7/1/17 - 6/30/18	30,000.00	2,500.000

Years 2 and 3 represent the first option period. Tenant must notify Landlord at least 90 days prior the expiration of the then present rental period of its intention to exercise its option. Said notice to be in writing and sent by certified mail return receipt to Landlord at its then present address. Date of mailing shall control timeliness of exercise of the option. Tenant may not exercise said option if it has been late in the payment of 3 or more payments or rent or additional rent during the current rental period. "Late" being defined as payment being received more than 10 days after the due date of any such payment of rent or additional rent, as the case may be.

Years 4 and 5 represent the second option period. Tenant must notify Landlord at least 90 days prior to the expiration of the then present rental period of its intention to exercise its option. Said notice to be in writing and sent by certified mail return receipt to Landlord at its then present address. Date of mailing shall control timeliness of exercise of the option. Tenant may not exercise said option if it has been late in the payment of 3 or more payments or rent or additional rent during the current rental period. "Late" being defined as payment being received more than 10 days after the due date of any such payment of rent or additional rent, as the case may be.

57th) Tenant acknowledges that Owner is a tenant under a lease (the Master Lease) between Owner and S/K ("Overlandlord"). Tenant agrees that it shall be bound by all the terms and conditions of the Master Lease and the obligations of the Owner set forth in the Master Lease; provided, however, that in any conflict between the terms of this lease and the Master Lease, the terms of this lease shall prevail, and provided further, that Tenant shall be given a copy of the Master Lease for its guidance not later than July 31,2013. This includes, without limitation, (i) the limitations on the right to sublet or assign Tenant's space; (ii) the obligation to comply with all applicable laws, rules and regulations; (iii) S/K's rights of inspection; (iv) the limitations on the right to make alterations and improvements; (v) section 26.1 of the Master Lease which, among other things, prohibits the transport, use, storage, maintenance, generation, manufacture, handling, disposal, release, or discharge of any Hazardous Material (as defined Herein); and (vi) the obligation to comply with the provisions of all federal, state and municipal, environmental laws and all promulgated regulations including but not limited to the New jersey industrial Site Recovery Act (N.J.S.A. 13:1K-6, et seq);

If the Master Lease is terminated by Owner's default, Tenant shall, at S/K's option, attorn to S/K and S/K may collect all rent directly from Tenant.



OPEN AREA
Pedowitz
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
SPRINKLER ROOM
NEW 3'-0"X7'-0" OPENING
1
2
3

SCHEDULE A

(1)



Pedowitz
PERSONNEL OFFIC
WOMEN
OPEN AREA
RECEPTION
CONFERENCE ROOM
OFFICE
OFFICE
CL.
CL.
CL.
CL.
4
5
OFFICE WING FLOOR PLAN
SCALE
1/8" = 1'-0"

2



CONFERENCE ROOM
COMPUTER ..OOM
OFFICE
OFFICE
Pedowitz
Pedowitz
NEW DOOR
OPEN AREA
OFFICE
OFFICE
PRESIDENT OFFICE
8'-8"
25'-10"
14'-0"
24'-7"
10'-4"
13'-4"
23'-11"
6
7
8

3

stated above, Seller shall release the existing personal guarantees except as set forth herein.

LANDLORD - PERowitz MACHINERY MOVERS OF NEW JEREY, INC.

BY______________________________

____

PRINT NAME______________________

This is a subsidiary of a publicly-owned corporation. There can be no personal guaranty.

LIMITED PERSONAL GUARANTEE

______________ hereby personally guarantee the payment of all monies due under the annexed lease and the obligations of the tenant under the annexed lease until the premises are surrendered (and the keys turned over) to the landlord in their original condition. Original condition shall be defined as having all interior construction removed in a workmanship like manner and the premises being vacant, free of all debris and broom clean. In addition, all rentals and additional rentals due under the lease shall be paid in full to the date of surrender and the landlord must be in possession of one months security as set forth in the lease. Upon said surrender as set forth in this paragraph the personal guarantees shall terminate. Nothing in this guarantee shall effect the right of the landlord to retain the security deposit held under the lease. Specifically, the security deposit shall not be applied to the final month(s) rentals so as to deem said paid.

As a condition precedent to any consent to any assignment or sublet, the new principals of the tenants must personally sign this limited personal guarantee. Upon acceptance by the Seller of said new personal guarantees, as

RIDER TO LEASE

40th: That throughout the term of this lease, the Tenant, at its own cost and expense, shall provide and keep in force for the benefit of the Landlord the following:

a) General liability policies issued by an insurance company licensed to do business in the State of New Jersey in the amount of not less than $350,000.00 in respect to any one accident or disaster for property damage and in the amount of not less than $1,000,000.00 in respect to any injury or death to one person, and in the amount of not less than $2,000,000.00 in respect to injury or death to more than one person. Tenant shall also maintain replacement cost coverage on the interior improvements and Tenant's personal property. Tenant shall maintain plate glass insurance for the windows which are part of the area rented by Tenant.

b) The original policies of insurance shall be delivered to Landlord on the effective date of this lease and within 30 days prior to the expiration date of any such policy Tenant shall deliver to Landlord an original policy renewing such insurance, together with a receipt evidencing the payment of the premium therefore.

Tenant further covenants and agrees that it will add as a party insured by such liability policy the interest of the S/K Branchburg Trading Center Associates, L.L.C. (S/K) and will furnish S/K and S/K's mortgagee, if any, with evidence of said insurance prior to commencement of the term and thereafter on an annual basis. In addition, Tenant shall obtain sprinkler damage insurance acceptable to S/K in the reasonable exercise of its discretion. All insurance policies required to be obtained by Tenant shall be maintained with insurers authorized to do business in the State of New Jersey and which are rated A-Plus IX in Best's Key Rating Guide.

c) In the event that any such policy of insurance named above is not placed and/or is not renewed and a new policy of insurance shall not have been delivered to Landlord, together with proof of payment of the premium, Landlord may procure such policies of insurance and Tenant shall be obligated to reimburse Landlord, together with legal interest from the time of payment by Landlord to the date of repayment by Tenant as additional rent due.

41st: Tenant, at its own cost and expense shall procure all necessary licenses and/or permits from any governmental authority, federal, state, city and county, having jurisdiction over the premises for the licensing of the business to be conducted by Tenant.

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42nd: Tenant agrees to rent the demised premises in an "AS IS" condition, having the full opportunity to inspect the premises and examine same prior to entering into this lease, except that Landlord will paint or paper in workmanlike fashion the offices and reception area not later than July 31, 2013. Plumbing, heating and electrical systems shall be in working order at the commencement of the lease.

43rd: Tenant shall be responsible for its own Electric. It is agreed and understood that there is no sub-metering to the portion of the premises being rented to the tenant. Tenant agrees to pay on a monthly basis for electricity, said electric charges being due and payable as additional rental to Landlord upon presentation of bills to Tenant.

44TH: Common Charges - Tenant shall pay as additional rent, $150.00 per month as CAM.

45TH: Landlord will paint/paper the reception area and the conference room in workmanlike fashion without charge not later than July 31, 2013.

46th: Tenant shall be responsible for all interior repairs to the demised premises, including electrical and plumbing repairs to pipes and fixtures in the demised premises. Tenant shall be responsible for exterminating and shall maintain an extermination contract for the premises with a licensed exterminator. Tenant shall be responsible at its sole cost and expense for garbage and refuse removal.

47th: Tenant shall maintain security with Landlord at a sum equal to two months' rental which shall include all additional rentals due (real estate taxes, etc). Upon the increase in base rent and/or additional rentals as per the lease Tenant shall increase the security held with the Landlord within 30 days of said rental increase so that the security being held is always equal to two months' current rental. Landlord acknowledges receipt of the security deposit in the requisite amount

48th: Tenant may not assign or sublet the premises without the written consent of Landlord. Tenant must submit the proposed assignment or sublet to Landlord in writing. Tenant may partially sublet the premises to a business with similar uses and purposes to the use clause in the lease. Landlord will not unreasonably withhold or delay its consent under this paragraph.

49th: Tenant may not perform any interior structural alterations without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, subject to Overlandlord's approval, Tenant shall be permitted to install a garage door type entrance to the leased premises, at its cost and in accordance with all applicable codes. Tenant shall be

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responsible for maintenance of this entrance. At the termination of this lease this entrance is to remain and Tenant will not be required to restore that portion of the leased premises to its original condition.

50th: Tenant shall have the right to affix signs, lights and repair areas outside the building related to installation of same, with the consent of Landlord. Landlord agrees not to unreasonably withhold or delay its consent. Tenant shall be responsible for any and all permits required to effectuate same.

51st: Tenant may not alter the outside of the building without the express written consent of Landlord. Landlord shall not unreasonably withhold or delay its consent.

52nd: Any payment due under this lease which shall be paid more than 10 days after the due date shall be subject to a 5% late charge which shall be automatically due and payable without demand from Landlord.

53rd. The Tenant covenants and agrees that any toxic substance or medical waste or any other substance defined by any federal, state or locals laws, rules or regulations whether existing now or enacted in the future pertaining to "Hazardous Materials" shall be handled by Tenant in strict compliance with any present or future laws, rules or regulations.

Tenant agrees to hold Landlord harmless and indemnify Landlord for any costs, including but not limited to fines and costs of clean up in the event that there is a judicial or administrative determination or a determination by a licensed hazardous waste/environmental testing company that any such toxic waste or hazardous material is attributed to Tenant, retroactive only to the initial date of this lease.

54th. Tenant agrees to restore the premises to its original condition, at the option of Landlord, at the termination of this lease, subject to Paragraph 49th.

55th. Tenant shall be responsible at its own cost and expense for snow removal for the front of the building.

56th. The following is the rental schedule for the term of this lease:

YEAR	PERIOD	YEARLY RENTAL	MONTHLY RENTAL
1	7/1/13 - 6/30/14	$30,000.00	$2,500.000
2	7/1/14 - 6/30/15	30,000.00	2,500.000
3	7/1/15 - 6/30/16	30,000.00	2,500.000

RM 8-13-13

STANDARD FORM OF STORE LEASE

The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this day of July in the year 2013, between PEDOWITZ MACHINERY MOVERS OF NEW JERSEY INC.

party of the first part, hereinafter referred to as OWNER, *or Landlord* and BULOVA TECHNOLOGIES MACHINERY LLC

party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 10,000 square feet of space as shown on the annexed schedule A

in the building known as 260 Evans Way; Branchburg, New Jersey

for one year commencing July 1, 2013 with two 2 years options to renew (see rental sched.)

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the day of in the year , and to end on the day of in the year , and

both dates inclusive, at the annual rental rate of (see rental schedule)

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for offices *and equipment showroom.*

and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent *which shall not be unreasonably withheld or delayed*. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner *reasonably*. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If an mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premises by Owner at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance, shall cause the same to be operated in a good and workmanlike manner, shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of the lease, take good care of the demised premises (including, without limitation, the storefront) and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others, making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building, including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction. *N/A*

Requirements of Law, Fire Insurance: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violations, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the demised premises, if the demised premises are on the street level, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, or

8-13-13

in the exercise of reasonable discretion.

which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by a body making fire insurance rates applicable to said demised premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said demised premises.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building, or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain commercial general liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession of the demised premises and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease or by the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire, and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by the Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other, or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

which consent will not be unreasonably witheld or delayed.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate tenant or the majority interest in any partnership or other legal entity which is tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

as in existence currently.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the demised premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes, ducts, and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants, and may, during said six months period, place upon the demised premises the usual notice "To Let" and "For Sale", which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible, by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other

Rider to be added if necessary

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public parts of the building, and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them "as-is", subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant's obligations under this lease) as the debtor; or (2) the making by Tenant (or a guarantor of any of Tenant's obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant, as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises, or any part thereof, be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; or if Tenant shall be in default with respect to any other lease between Owner and tenant; or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) day notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner, as liquidated damages, for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order, or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable, in any way whatsoever, for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required, and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without notice, perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding, and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

No Representations by Owner: 20. Neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the demised premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as-is", and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 22. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

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Failure to Give Possession: 23. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demised premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. ~~The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.~~

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No Waiver: 24. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of the demised premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

Bills and Notices: 27. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant's address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner's managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner's option, notices and bills to Tenant may be sent by hand delivery.

☞ Space to be filled in or deleted

Water Charges: 28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof, and throughout the duration of the Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises, or any part thereof, be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Owner as additional rent, on the first day of each month ☞ % ($) of the total meter charges, as Tenant's portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

RW

Sprinklers: 29. Anything elsewhere in this lease to the contrary notwithstanding, if ~~the New York Board of Fire Underwriters or the Insurance Services Office, or~~ any bureau, department or official of the federal, state or city government, require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. ☞ Tenant shall pay to Owner as additional rent the sum of $ on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning: 30. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall, if and insofar as existing facilities permit, furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 pm. Tenant shall at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Owner, and if the demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, keep said sidewalks and curbs free from snow, ice, dirt and rubbish and maintain said sidewalks in a reasonably safe condition in compliance with requirements of law. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

Security: ☞ 31. Tenant has deposited with Owner the sum of $ rider as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

RW 8-13-13

(except when such replacement is required as a result of the actions or negligence of Owner)

Captions: 32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 33. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee at any such sale, or the said lease of the building, or of the land and building, that the purchaser, grantee, assignee or transferee at any such sale, or the said lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work, as said person shall deem necessary, to preserve the wall or the building of which the demised premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 35. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 36. Tenant shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Pornographic Uses Prohibited: 37. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the demised premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the demised premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the demised premises, nor permit use of the demised premises for nude modelling, rap sessions, or as a so called rubber goods shop, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the demised premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal, or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law §235.00.

Estoppel Certificate: 38. Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, stating whether or not there exists any defaults by owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.

Successors and Assigns: 39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

See attached rider. In the event of a conflict between the preprinted lease and the rider, the terms and conditions of the rider shall control.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Pedowitz Machinery Movers of New Jersey Inc.

Witness for Owner:

by ______________________

____

BULOVA TECHNOLOGIES MACHINERY LLC

Witness for Tenant:

by Robert Morrison

V.P. Bulova Technologies Machinery LLC

____

ACKNOWLEDGEMENT

STATE OF NEW YORK,

SS.:

COUNTY OF

On the ________ day of ________________ in the year ____________, before me, the undersigned, a Notary Public in and for said State, personally appeared ____, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____

NOTARY PUBLIC

22 8-13-13

GUARANTY

The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached lease, including the "Rules and Regulations" as therein provided, without requiring any notice to Guarantor of nonpayment, or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives, and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement, shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the lease. As a further inducement to Owner to make the lease, Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the lease or of this guaranty, that Owner and the undersigned shall and do waive trial by jury.

Dated: .... in the year ....

....
Guarantor

....
Witness

....
Guarantor's Residence

....
Business Address

....
Firm Name

STATE OF NEW YORK) ss.:

COUNTY OF)

On the day of in the year before me, the undersigned, a Notary Public in and for said State, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

....
Notary

IMPORTANT – PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks except those equipped with rubber tires and safeguards.

2. If the demised premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or fixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

6. Tenant shall not mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays and holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests such pass, and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by Tenant which, in Owner's opinion, tends to impair the reputation of Owner or the building's desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which was designated to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in such setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

12. Refuse and Trash – Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 12, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

TO

STANDARD FORM OF

Store Lease

Dated in the year

Rent Per Year

Rent Per Month

Term
From
To

Drawn by ____________

Checked by ____________

Entered by ____________

Approved by ____________

6-13-13

RIDER TO LEASE

40th: That throughout the term of this lease, the Tenant, at its own cost and expense, shall provide and keep in force for the benefit of the Landlord the following:

a) General liability policies issued by an insurance company licensed to do business in the State of New Jersey in the amount of not less than $350,000.00 in respect to any one accident or disaster for property damage and in the amount of not less than $1,000,000.00 in respect to any injury or death to one person, and in the amount of not less than $2,000,000.00 in respect to injury or death to more than one person. Tenant shall also maintain replacement cost coverage on the interior improvements and Tenant's personal property. Tenant shall maintain plate glass insurance for the windows which are part of the area rented by Tenant.

b) The original policies of insurance shall be delivered to Landlord on the effective date of this lease and within 30 days prior to the expiration date of any such policy Tenant shall deliver to Landlord an original policy renewing such insurance, together with a receipt evidencing the payment of the premium therefore.

Tenant further covenants and agrees that it will add as a party insured by such liability policy the interest of the S/K Branchburg Trading Center Associates, L.L.C. (S/K) and will furnish S/K and S/K's mortgagee, if any, with evidence of said insurance prior to commencement of the term and thereafter on an annual basis. In addition, Tenant shall obtain sprinkler damage insurance acceptable to S/K in the reasonable exercise of its discretion. All insurance policies required to be obtained by Tenant shall be maintained with insurers authorized to do business in the State of New Jersey and which are rated A-Plus IX in Best's Key Rating Guide.

c) In the event that any such policy of insurance named above is not placed and/or is not renewed and a new policy of insurance shall not have been delivered to Landlord, together with proof of payment of the premium, Landlord may procure such policies of insurance and Tenant shall be obligated to reimburse Landlord, together with legal interest from the time of payment by Landlord to the date of repayment by Tenant as additional rent due.

41st: Tenant, at its own cost and expense shall procure all necessary licenses and/or permits from any governmental authority, federal, state, city and county, having jurisdiction over the premises for the licensing of the business to be conducted by Tenant.

8-13-13

42nd: Tenant agrees to rent the demised premises in an "AS IS" condition, having the full opportunity to inspect the premises and examine same prior to entering into this lease, except that Landlord will paint or paper in workmanlike fashion the offices and reception area not later than July 31, 2013. Plumbing, heating and electrical systems shall be in working order at the commencement of the lease.

43rd: Tenant shall be responsible for its own Electric. It is agreed and understood that there is no sub-metering to the portion of the premises being rented to the tenant. Tenant agrees to pay on a monthly basis for electricity, said electric charges being due and payable as additional rental to Landlord upon presentation of bills to Tenant.

44TH: Common Charges - Tenant shall pay as additional rent, $150.00 per month as CAM.

45TH: Landlord will paint/paper the reception area and the conference room in workmanlike fashion without charge not later than July 31, 2013.

46th: Tenant shall be responsible for all interior repairs to the demised premises, including electrical and plumbing repairs to pipes and fixtures in the demised premises. Tenant shall be responsible for exterminating and shall maintain an extermination contract for the premises with a licensed exterminator. Tenant shall be responsible at its sole cost and expense for garbage and refuse removal.

47th: Tenant shall maintain security with Landlord at a sum equal to two months' rental which shall include all additional rentals due (real estate taxes, etc). Upon the increase in base rent and/or additional rentals as per the lease Tenant shall increase the security held with the Landlord within 30 days of said rental increase so that the security being held is always equal to two months' current rental. Landlord acknowledges receipt of the security deposit in the requisite amount

48th: Tenant may not assign or sublet the premises without the written consent of Landlord. Tenant must submit the proposed assignment or sublet to Landlord in writing. Tenant may partially sublet the premises to a business with similar uses and purposes to the use clause in the lease. Landlord will not unreasonably withhold or delay its consent under this paragraph.

49th: Tenant may not perform any interior structural alterations without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. However, subject to Overlandlord's approval, Tenant shall be permitted to install a garage door type entrance to the leased premises, at its cost and in accordance with all applicable codes. Tenant shall be

8-13-13

responsible for maintenance of this entrance. At the termination of this lease this entrance is to remain and Tenant will not be required to restore that portion of the leased premises to its original condition.

50th: Tenant shall have the right to affix signs, lights and repair areas outside the building related to installation of same, with the consent of Landlord. Landlord agrees not to unreasonably withhold or delay its consent. Tenant shall be responsible for any and all permits required to effectuate same.

51st: Tenant may not alter the outside of the building without the express written consent of Landlord. Landlord shall not unreasonably withhold or delay its consent.

52nd: Any payment due under this lease which shall be paid more than 10 days after the due date shall be subject to a 5% late charge which shall be automatically due and payable without demand from Landlord.

53rd. The Tenant covenants and agrees that any toxic substance or medical waste or any other substance defined by any federal, state or locals laws, rules or regulations whether existing now or enacted in the future pertaining to "Hazardous Materials" shall be handled by Tenant in strict compliance with any present or future laws, rules or regulations.

Tenant agrees to hold Landlord harmless and indemnify Landlord for any costs, including but not limited to fines and costs of clean up in the event that there is a judicial or administrative determination or a determination by a licensed hazardous waste/environmental testing company that any such toxic waste or hazardous material is attributed to Tenant, retroactive only to the initial date of this lease.

54th. Tenant agrees to restore the premises to its original condition, at the option of Landlord, at the termination of this lease, subject to Paragraph 49th.

55th. Tenant shall be responsible at its own cost and expense for snow removal for the front of the building.

56th. The following is the rental schedule for the term of this lease:

YEAR	PERIOD	YEARLY RENTAL	MONTHLY RENTAL
1	7/1/13 - 6/30/14	$30,000.00	$2,500.000
2	7/1/14 - 6/30/15	30,000.00	2,500.000
3	7/1/15 - 6/30/16	30,000.00	2,500.000

RM 8-13-13

4	7/1/16 - 6/30/17	30,000.00	2,500.000
5	7/1/17 - 6/30/18	30,000.00	2,500.000

Years 2 and 3 represent the first option period. Tenant must notify Landlord at least 90 days prior the expiration of the then present rental period of its intention to exercise its option. Said notice to be in writing and sent by certified mail return receipt to Landlord at its then present address. Date of mailing shall control timeliness of exercise of the option. Tenant may not exercise said option if it has been late in the payment of 3 or more payments or rent or additional rent during the current rental period. "Late" being defined as payment being received more than 10 days after the due date of any such payment of rent or additional rent, as the case may be.

Years 4 and 5 represent the second option period. Tenant must notify Landlord at least 90 days prior to the expiration of the then present rental period of its intention to exercise its option. Said notice to be in writing and sent by certified mail return receipt to Landlord at its then present address. Date of mailing shall control timeliness of exercise of the option. Tenant may not exercise said option if it has been late in the payment of 3 or more payments or rent or additional rent during the current rental period. "Late" being defined as payment being received more than 10 days after the due date of any such payment of rent or additional rent, as the case may be.

57th) Tenant acknowledges that Owner is a tenant under a lease (the Master Lease) between Owner and S/K ("Overlandlord"). Tenant agrees that it shall be bound by all the terms and conditions of the Master Lease and the obligations of the Owner set forth in the Master Lease; provided, however, that in any conflict between the terms of this lease and the Master Lease, the terms of this lease shall prevail, and provided further, that Tenant shall be given a copy of the Master Lease for its guidance not later than July 31,2013. This includes, without limitation, (i) the limitations on the right to sublet or assign Tenant's space; (ii) the obligation to comply with all applicable laws, rules and regulations; (iii) S/K's rights of inspection; (iv) the limitations on the right to make alterations and improvements; (v) section 26.1 of the Master Lease which, among other things, prohibits the transport, use, storage, maintenance, generation, manufacture, handling, disposal, release, or discharge of any Hazardous Material (as defined Herein); and (vi) the obligation to comply with the provisions of all federal, state and municipal, environmental laws and all promulgated regulations including but not limited to the New Jersey Industrial Site Recovery Act (N.J.S.A. 13:1K-6, et seq);

If the Master Lease is terminated by Owner's default, Tenant shall, at S/K's option, attorn to S/K and S/K may collect all rent directly from Tenant.

(JW) 8-13-13

SCHEDULE A


OPEN AREA
Pedowitz
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
SPRINKLER ROOM
NEW 3'-0"X7'-0" OPENING

8-13-13



Pedowitz
PERSONNEL OFFIC
WOMEN
FFICE
OPEN AREA
CL.
CL.
CL.
CL.
RECEPTION
CONFERENCE ROOM
OFFICE
OFFICE
4
5

OFFICE WING FLOOR PLAN

SCALE 1/8" = 1'-0"

8-13-13

(2)


COMPUTER ROOM
CONFERENCE ROOM
Pedowitz
OFFICE
Pedowitz
OFFICE
NEW DOOR
OPEN AREA
OFFICE
OFFICE
PRESIDENT OFFICE
6
7
8

3

5-13-13

S/K BRANCHBURG TRADE CENTER ASSOCIATES, L.L.C.
520 U.S. Highway 22 East
P.O. Box 6872
Bridgewater, New Jersey 08807
Tel. (908) 725-8100
Fax (908) 725-7127

March 18, 2005

Scott Pedowitz, President
Pedowitz Machinery Movers of N.J., Inc.
526 Baltic Street
Brooklyn NY 11217

RE: Lease Agreement dated September 10, 2004 ("Lease") between S/K Branchburg Trade Center Associates, L.L.C. ("Landlord") and Pedowitz Machinery Movers of N.J., Inc. ("Tenant") 260 Evans Way, Branchburg New Jersey ("Premises")

Dear Scott:

We have been advised that you intend to sublet a portion of the building to a tenant whose occupancy will require changes, alterations and additions to the Premises. Article 22 of the Lease provides that you have the right to make alterations and improvements to the Premises; however, all to be subject to Landlord's approval and in conformity with all applicable municipal and insurance company requirements.

In order to obtain our consent, please have your engineer provide a report advising whether or not the existing concrete floor strength will support the equipment intended to be brought into the building.

In addition, we understand that a 10-foot high roll-up door is proposed. Please provide plans for the design of the steel work and indicate what changes will be required above the existing 8-foot high ceiling to accommodate the door with regard to the existing structural steel components, as well as the lighting, sprinkler and HVAC duct work.

With respect to the sprinkler, if the Township requires any upgrades or changes resulting from the prior tenant's occupancy, we acknowledge that the Landlord will be responsible for the cost of such work.

Scott Pedowitz, President
Pedowitz Machinery Movers of N.J., Inc.
March 18, 2005
Page 2

It is our intent to cooperate with you to the fullest to make certain that your requirements are met, and the necessary Township permits and approvals are obtained.

If you have any questions, please call.

Very truly yours,
S/K BRANCHBURG TRADE CENTER ASSOCIATES, L.L.C.
By: S/K BTC Corp., Managing Member

By: ______________________
Eugene Schenkman, Vice President

ES/ms
cc: Barry Ages
Emil Billich
Jonathan Kushner
Jeffrey Persky

BULOVA TECHNOLOGIES GROUP, INC

Craig Schnee <cschnee@bulovatech.com>

Fwd: Visioneer OneTouch Desktop Documents Link

Bob Morrison <bmorrison@bulovatech.com>
To: Craig Schnee <cschnee@bt-mfg.com>

Mon, Aug 5, 2013 at 4:07 PM

---------- Forwarded message ----------
From: **Tracey Perrigan** <Tracey@pedowitz.com>
Date: Mon, Aug 5, 2013 at 3:59 PM
Subject: Visioneer OneTouch Desktop Documents Link
To: BMORRISON@bulovatech.com

SEE ATTACHED

Tracey Perrigan

Safety Director

Pedowitz Machinery Movers

260 Evans Way

Branchburg, NJ 08876

908-722-5600

Hi Craig,

I spoke to Tracy at Pedowitz Trucking regarding the lease and she told me that we now need to get all new permits in the name of Bulova in order to sign the lease. This could take weeks to months to get the permits reissued! Is there anything that we can do with the lease pending the permits? Please see the following email from Tracy.
Thanks Craig this lease is turning into a lot of work for all.

Regards
Bob

~OT503AP000F.PDF
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